                                                                      EXHIBIT 99



================================================================================



                        FIRST USA FEDERAL SAVINGS BANK

                            Transferor and Servicer

                                      and

                           BANKERS TRUST (DELAWARE)

                                    Trustee

                      on behalf of the Certificateholders


              of the First USA Consumer Loan Grantor Trust 1997-A

                             and Collateral Agent

                   ________________________________________

                        POOLING AND SERVICING AGREEMENT

                           Dated as of March 7, 1997



================================================================================

                               TABLE OF CONTENTS

                                                                            Page
                                                                            ----

                                   ARTICLE I

                                  DEFINITIONS

Section 1.1  Definitions....................................................   1
             -----------
Section 1.2  Other Definitional Provisions..................................  16
             -----------------------------
Section 1.3  Simple Interest Method; Allocations............................  17
             -----------------------------------
Section 1.4  Statement of Intention.........................................  17
             ----------------------

                                   ARTICLE II

                           CONVEYANCE OF RECEIVABLES;
                            ISSUANCE OF CERTIFICATES


Section 2.1  Creation of the Trust..........................................  18
             ---------------------
Section 2.2  Conveyance of Receivables......................................  18
             -------------------------
Section 2.3  Acceptance by Trustee..........................................  20
             ---------------------
Section 2.4  Representations and Warranties of the
             -------------------------------------
               Transferor...................................................  21
               ----------
Section 2.5  Representations and Warranties of the
             -------------------------------------
               Transferor Relating to the Agreement
               ------------------------------------
               and the Receivables..........................................  22
               -------------------
Section 2.6  Repurchase Upon Breach or Failure of a
             --------------------------------------
               Condition....................................................  25
               ---------

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                 OF RECEIVABLES


Section 3.1  Acceptance of Appointment and Other
             -----------------------------------
               Matters Relating to the Servicer.............................  27
               --------------------------------
Section 3.2  Servicing Modifications to Terms of
             -----------------------------------
               Receivables..................................................  28
               -----------
Section 3.3  Representations and Warranties of the
             -------------------------------------
               Servicer.....................................................  28
               --------
Section 3.4  Covenants of Servicer..........................................  30
             ---------------------
Section 3.5  Purchase of Receivables Upon Breach............................  31
             -----------------------------------
Section 3.6  Servicing Compensation.........................................  31
             ----------------------
Section 3.7  Monthly Servicer's Certificate.................................  32
             ------------------------------
Section 3.8  Annual Servicer's Certificate..................................  32
             -----------------------------
Section 3.9  Annual Independent Accountants'
             -------------------------------
               Servicing Report.............................................  33
               ----------------
                                   ARTICLE IV

                          RIGHTS OF CERTIFICATEHOLDERS
                         AND APPLICATION OF COLLECTIONS

Section 4.1  Establishment of Accounts......................................  35
             -------------------------
Section 4.2  Collections and Allocations....................................  36
             ---------------------------

Section 4.3  Advances.......................................................  37
             --------
Section 4.4  Additional Deposits............................................  38
             -------------------
Section 4.5  Distributions..................................................  38
             -------------
Section 4.6  Spread Account; Assignment of Monthly
             -------------------------------------
               Excess Interest to Collateral Agent..........................  39
               -----------------------------------

                                   ARTICLE V

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS


Section 5.1  Distributions..................................................  43
             -------------
Section 5.2  Statements to Certificateholders...............................  44
             --------------------------------
Section 5.3  Annual Certificateholders' Tax
             ------------------------------
               Statement....................................................  45
               ---------
                                   ARTICLE VI

                                THE CERTIFICATES


Section 6.1  The Certificates...............................................  46
             ----------------
Section 6.2  Execution, Authentication and Delivery
             --------------------------------------
               of Certificates..............................................  46
               ---------------
Section 6.3  Registration of Transfer and Exchange
             -------------------------------------
               of Certificates; Legends;
               -------------------------
               Restrictions on Transfer
               ------------------------
               of Certificates..............................................  47
               ---------------
Section 6.4  Mutilated, Destroyed, Lost or Stolen
             ------------------------------------
               Certificates.................................................  50
               ------------
Section 6.5  Persons Deemed Owners..........................................  50
             ---------------------
Section 6.6  Appointment of Paying Agent....................................  51
             ---------------------------
Section 6.7  Access to List of Certificateholders'
             -------------------------------------
               Names and Addresses..........................................  51
               -------------------
Section 6.8  Authenticating Agent...........................................  52
             --------------------

                                  ARTICLE VII

                    OTHER MATTERS RELATING TO THE TRANSFEROR


Section 7.1  Liability of the Transferor....................................  54
             ---------------------------
Section 7.2  Merger or Consolidation of the
             ------------------------------
               Transferor...................................................  54
               ----------
Section 7.3  Limitation on Liability........................................  55
             -----------------------
Section 7.4  Liabilities....................................................  55
             -----------

                                  ARTICLE VIII

                             OTHER MATTERS RELATING
                                TO THE SERVICER

Section 8.1  Liability of the Servicer......................................  57
             -------------------------
Section 8.2  Merger or Consolidation of the
             ------------------------------
               Servicer.....................................................  57
               --------

                                      ii



Section 8.3  Limitation on Liability of the
             ------------------------------
               Servicer and Others..........................................  58
               -------------------
Section 8.4  Servicer Indemnification of the Trust
             -------------------------------------
               and the Trustee..............................................  58
               ---------------
Section 8.5  The Servicer Not to Resign.....................................  59
             --------------------------
Section 8.6  Access to Certain Documentation and
             -----------------------------------
               Information Regarding the
               -------------------------
               Receivables..................................................  59
               -----------
Section 8.7  Delegation of Duties...........................................  60
             --------------------
Section 8.8  Examination of Records.........................................  60
             ----------------------
                                   ARTICLE IX

                               SERVICER DEFAULTS

Section 9.1  Servicer Defaults..............................................  61
             -----------------
Section 9.2  Trustee to Act; Appointment of
             ------------------------------
               Successor....................................................  63
               ---------
Section 9.3  Notification to Certificateholders.............................  64
             ----------------------------------
Section 9.4  Waiver of Past Defaults........................................  64
             -----------------------


                                   ARTICLE X

                                  THE TRUSTEE

Section 10.1  Duties of Trustee.............................................  66
              -----------------
Section 10.2  Certain Matters Affecting the
              -----------------------------
              Trustee.......................................................  68
              -------
Section 10.3  Trustee Not Liable for Recitals in
              ----------------------------------
              Certificates..................................................  69
              ------------
Section 10.4  Trustee May Own Certificates..................................  69
              ----------------------------
Section 10.5  The Servicer to Pay Trustee's Fees
              ----------------------------------
              and Expenses..................................................  69
              ------------
Section 10.6  Eligibility Requirements for Trustee..........................  70
              ------------------------------------
Section 10.7  Resignation or Removal of Trustee.............................  70
              ---------------------------------
Section 10.8  Successor Trustee.............................................  71
              -----------------
Section 10.9  Merger or Consolidation of Trustee............................  72
              ----------------------------------
Section 10.10  Appointment of Co-Trustee or
               ----------------------------
              Separate Trustee..............................................  72
              ----------------
Section 10.11  Tax Returns..................................................  73
               -----------
Section 10.12  Trustee May Enforce Claims Without
               ----------------------------------
              Possession of Certificates....................................  74
              --------------------------
Section 10.13  Suits for Enforcement........................................  74
               ---------------------
Section 10.14  Rights of Certificateholders to
               -------------------------------
              Direct Trustee................................................  74
              --------------
Section 10.15  Representations and Warranties of
               ---------------------------------
              Trustee.......................................................  75
              -------
Section 10.16  Maintenance of Office or Agency..............................  75
               -------------------------------
Section 10.17  Bankers Trust (Delaware), as
               ----------------------------
              Collateral Agent..............................................  75
              ----------------

                                   ARTICLE XI


                                  TERMINATION
Section 11.1  Termination of Trust..........................................  76
              --------------------
Section 11.2  Optional Purchase of All Receivables..........................  76
              ------------------------------------
Section 11.3  Final Payment with Respect to the
              ---------------------------------
              Certificates..................................................  76
              ------------
                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS
Section 12.1  Amendment.....................................................  78
              ---------
Section 12.2  Protection of Right Title and
              -----------------------------
              Interest to Trust.............................................  79
              -----------------
Section 12.3  Limitation on Rights of Certificate
              -----------------------------------
              holders.......................................................  81
              ------
Section 12.4  Governing Law.................................................  82
              -------------
Section 12.5  Notices.......................................................  82
              -------
Section 12.6  Severability of Provisions....................................  82
              --------------------------
Section 12.7  Assignment....................................................  82
              ----------
Section 12.8  Certificates Non-Assessable and Fully
              -------------------------------------
              Paid..........................................................  82
              ----
Section 12.9  Further Assurances............................................  83
              -----------------
Section 12.10  No Waiver; Cumulative Remedies...............................  83
               ------------------------------
Section 12.11  Counterparts.................................................  83
               ------------
Section 12.12  Third-Party Beneficiaries....................................  83
               -------------------------
Section 12.13  Actions by Certificateholders................................  83
               -----------------------------
Section 12.14  No Petition..................................................  83
               -----------
Section 12.15  Merger and Integration.......................................  84
               ----------------------
Section 12.16  Heading......................................................  84
               -------

EXHIBITS

Exhibit A-1    Form of Class A Certificate
Exhibit A-2    Form of Class B Certificate
Exhibit A-3    Form of Class C Certificate
Exhibit B      Form of Monthly Servicer's Certificate and Certificateholders'
               Statement
Exhibit C      Form of Annual Servicer's Certificate
Exhibit D-1    Form of Trustee's Certificate (Assignment to Transferor)
Exhibit D-2    Form of Trustee's Certificate (Assignment to Servicer)
Exhibit E      Form of Investment Letter

                                    SCHEDULE

Schedule 1     List of Receivables [Deemed Incorporated]

          POOLING AND SERVICING AGREEMENT, dated as of March 7, 1997 by and among FIRST USA FEDERAL SAVINGS BANK, a federally chartered savings bank, as Transferor and Servicer, and BANKERS TRUST (DELAWARE), a Delaware banking corporation, as Trustee and separately as Collateral Agent with respect to the Spread Account and the Monthly Excess Interest.

          In consideration of the mutual agreements herein contained, each party agrees as follows for the benefit of the other parties and the Certificateholders:

                                   ARTICLE I

                                  DEFINITIONS

          Section 1.1  Definitions.  Whenever used in this Agreement, the
                       -----------
following words and phrases shall have the following meanings:

          "Account Property" shall mean all amounts and investments held from
           ----------------
time to time in the Spread Account (whether in the form of money, deposit accounts, instruments, certificated securities, book-entry securities, uncertificated securities or otherwise), and all proceeds of the foregoing.

          "Accrued Interest" on a Receivable, as of any date of determination,
           ----------------
shall mean that amount of interest accrued on the Principal Balance of such Receivable at the Contract Rate with respect to such Receivable but not paid by or on behalf of the Obligor.

          "Advance" shall have the meaning specified in subsection 4.3.
           -------

          "Affiliate" shall mean, with respect to any Person, any other Person
           ---------
controlling, controlled by or under common control with such Person.

          "Aggregate Loss" shall mean, with respect to any Monthly Period, the
           --------------
amount equal to the Principal Balance of each Receivable that became a Defaulted Receivable during such Monthly Period immediately prior to such Receivable becoming a Defaulted Receivable.

          "Agreement" shall mean this Pooling and Servicing Agreement and all
           ---------
amendments hereof.

          "Applicants" shall have the meaning specified in Section 6.7.
           ----------

          "Authorized Newspaper" shall mean a newspaper of general circulation
           --------------------
in the Borough of Manhattan, The City of New York printed in the English language and customarily published on each Business Day, whether or not published on Saturdays, Sundays and holidays.

          "Available Funds Remaining" shall mean, with respect to any
           -------------------------
Distribution Date, the sum (to the extent necessary to affect the application provided for in subsection 4.5(g)) of (a) the Available Interest, with respect to such Distribution Date, remaining after giving effect to the application of subsections 4.5(a), 4.5(b), 4.5(c), 4.5(d), 4.5(e) and 4.5(f) with respect to such Distribution Date and (b) the Available Principal with respect to such Distribution Date remaining after giving effect to the application of subsections 4.5(c), 4.5(d) and 4.5(f) with respect to such Distribution Date.

          "Available Interest" shall mean, for any Distribution Date,
           ------------------
(a) Collections of Late Fees and other outstanding fees during the related Monthly Period, (b) that portion of Collections on the Receivables received during the related Monthly Period allocated to interest, all Advances made by the Servicer with respect to such Distribution Date and, to the extent attributable to interest, the Repurchase Amount received with respect to each Receivable repurchased by the Transferor or purchased by the Servicer under an obligation that arose during the related Monthly Period and (c) all Recoveries and Investment Earnings, each with respect to such Monthly Period.

          "Available Principal" shall mean, for any Distribution Date, that
           -------------------
portion of Collections on the Receivables received during the related Monthly Period allocated to the principal balance of the Receivables, and, to the extent attributable to principal, the Repurchase Amount received with respect to each Receivable repurchased by the Transferor or purchased by the Servicer under an obligation that arose during the related Monthly Period.

          "Available Spread Account Amount" shall mean, for each Distribution
           -------------------------------
Date, an amount equal to the lesser of (i) the amount on deposit in the Spread Account and (ii) the Required Spread Account Amount.

          "Average Default Ratio" shall mean, with respect to any Distribution
           ---------------------
Date, the average of the Default Ratios for the immediately preceding three Monthly Periods.

          "Average Delinquency Ratio" shall mean, with respect to any
           -------------------------
Distribution Date, the average of the Delinquency Ratios for the immediately preceding three Monthly Periods.

          "Average Pool Balance" shall mean, with respect to any Monthly Period,
           --------------------
an amount equal to (a) the sum of (i) the Pool Balance on the first day of such Monthly Period plus (ii) the Pool Balance as of the last day of such Monthly
               ----
Period, divided by (b) two (2).

          "Business Day" shall mean any day other than a Saturday, a Sunday or a
           ------------
day on which banking institutions in New York, New York, or the city and state in which the Corporate Trust Office of the Trustee, or applicable successor trustee, is located, are authorized or obligated by law or executive order to be closed.

          "Certificate Principal Balance" shall mean, with respect to any
           -----------------------------
Distribution Date, the sum of the Class A Certificate Principal Balance, the Class B Certificate Principal Balance and the Class C Certificate Principal Balance, each determined as of such Distribution Date.

          "Certificate Register" shall mean the register maintained pursuant to
           --------------------
subsection 6.3(a), providing for the registration of the Certificates and transfers and exchanges thereof.

          "Certificateholder" or "Holder" shall mean the Person in whose name a
           -----------------      ------
Certificate is registered in the Certificate Register.

          "Certificates" shall mean collectively, the Class A Certificates, the
           ------------
Class B Certificates and the Class C Certificates.

          "Check" shall mean, with respect to each Receivable, the canceled
           -----
check of First USA Federal Savings Bank, pursuant to which the related Obligor receives funds under such Receivable, or separate paper, in each case containing the written indorsement of the related Obligor.

          "Class" shall mean any one of the classes of Certificates issued
           -----
pursuant to this Agreement.

          "Class A Certificate Principal Balance" shall mean, for any
           -------------------------------------
Distribution Date, the excess, if any, of (a) the Class A Initial Certificate Principal Balance over (b) all payments of principal distributed to the Class A Certificateholders on or prior to such Distribution Date.

          "Class A Certificates" shall mean any of the First USA Consumer Loan
           --------------------
Grantor Trust 1997-A, Class A Certificates executed by the Trustee on behalf of the Trust and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1 hereto.

          "Class A Distribution Account" shall mean the account established and
           ----------------------------
maintained as such pursuant to Section 4.1(b).

          "Class A Initial Certificate Principal Balance" shall mean
           ---------------------------------------------
$135,869,000.

          "Class A Interest Available Funds" shall mean, with respect to any
           --------------------------------
Distribution Date, the sum of (a) the Available Interest with respect to such Distribution Date remaining after giving effect to the application of subsections 4.5(a) and 4.5(b) with respect to such Distribution Date, (b) the Class C Percentage of Available Principal with respect to such

Distribution Date, (c) the Class B Percentage of Available Principal with respect to such Distribution Date and (d) the Available Spread Account Amount with respect to such Distribution Date remaining after giving effect to the application of subsections 4.5(a) and 4.5(b) with respect to such Distribution Date. Amounts available to be considered as part of Class A Interest Available Funds shall be applied as such only (y) to the extent necessary to effect the application provided for in subsection 4.5(c) and (z) in the priority specified in the immediately preceding sentence.

          "Class A Interest Carryover Shortfall" shall mean (a) for the initial
           ------------------------------------
Distribution Date, zero, and (b) for any other Distribution Date, the excess of Class A Monthly Interest for the preceding Distribution Date and any outstanding Class A Interest Carryover Shortfall for such preceding Distribution Date over the amount in respect of interest that was actually deposited in the Class A Distribution Account on such preceding Distribution Date.

          "Class A Interest Distributable Amount" shall mean, for any
           -------------------------------------
Distribution Date, the sum of Class A Monthly Interest for such Distribution Date and the Class A Interest Carryover Shortfall for such Distribution Date.

          "Class A Monthly Interest" shall mean, with respect to any
           ------------------------
Distribution Date, one-twelfth of the Class A Pass-Through Rate multiplied by the Class A Certificate Principal Balance as of the preceding Distribution Date (after giving effect to any payments made on such preceding Distribution Date) or, in the case of the first Distribution Date, the Class A Initial Certificate Principal Balance.

          "Class A Monthly Principal" shall mean, with respect to any
           -------------------------
Distribution Date, the sum of (a) the Class A Percentage of the Available Principal for such Distribution Date and (b) the Class A Percentage of the Aggregate Loss with respect to the related Monthly Period.

          "Class A Pass-Through Rate" shall mean 6.50% per annum.
           -------------------------

          "Class A Percentage" shall mean, with respect to any Distribution
           ------------------
Date, a fraction, the numerator of which is the Class A Initial Certificate Principal Balance and the denominator of which is the Initial Certificate Principal Balance.

          "Class A Pool Factor" shall mean, with respect to any Distribution
           -------------------
Date, the Class A Certificate Principal Balance as of such Distribution Date (after giving effect to any payments to be made on such Distribution Date), divided by the Class A Initial Certificate Principal Balance, expressed as an eight-digit decimal.

          "Class A Principal Available Funds" shall mean, with respect to any
           ---------------------------------
Distribution Date, the sum of (a) the Available Principal with respect to such Distribution Date remaining after giving effect to the application of subsections 4.5(c) and 4.5(d) with respect to such Distribution Date, (b) Available Interest with respect to such Distribution Date remaining after giving effect to the application of subsections 4.5(a), 4.5(b), 4.5(c), 4.5(d) and 4.5(e) with respect to such Distribution Date, and (c) the Available Spread Account Amount with respect to such Distribution Date remaining after giving effect to the application of subsections 4.5(a), 4.5(b) and 4.5(c) with respect to such Distribution Date. Amounts available to be considered as part of Class A Principal Available Funds shall be applied as such only (y) to the extent necessary to effect the application provided for in subsection 4.5(f) and (z) in the priority specified in the immediately preceding sentence.

          "Class A Principal Carryover Shortfall" shall mean, for any
           -------------------------------------
Distribution Date, the excess of Class A Monthly Principal for the preceding Distribution Date and any outstanding Class A Principal Carryover Shortfall for such preceding Distribution Date over the amount in respect of principal that was actually deposited in the Class A Distribution Account on such preceding Distribution Date.

          "Class A Principal Distributable Amount" shall mean, with respect to
           --------------------------------------
any Distribution Date, the sum of (a) Class A Monthly Principal for such Distribution Date and (b) the Class A Principal Carryover Shortfall for such Distribution Date. In addition, on the Final Scheduled Distribution Date, the Class A Principal Distributable Amount shall include any additional amount required to reduce the Class A Certificate Principal Balance to zero.

          "Class B Certificate Principal Balance" shall mean, for any
           -------------------------------------
Distribution Date, the excess, if any, of (a) the Class B Initial Certificate Principal Balance over (b) all payments of principal distributed to the Class B Certificateholders, on or prior to such Distribution Date.

          "Class B Certificates" shall mean any of the First USA Consumer Loan
           --------------------
Grantor Trust 1997-A, Class B Certificates executed by the Trustee on behalf of the Trust and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2 hereto.

          "Class B Distribution Account" shall mean the account established
           ----------------------------
and maintained as such pursuant to Section 4.1(c).

          "Class B Initial Certificate Principal Balance" shall mean
           ---------------------------------------------
$14,836,000.

          "Class B Interest Available Funds" shall mean, with respect to any
           --------------------------------
Distribution Date, the sum of (a) the Available Interest with respect to such Distribution Date remaining after giving effect to the application of subsections 4.5(a), 4.5(b) and 4.5(c) with respect to such Distribution Date and
(b) the Class C Percentage of Available Principal with respect to such

Distribution Date remaining after giving effect to the application of subsection 4.5(c) with respect to such Distribution Date. Amounts available to be considered as part of Class B Interest Available Funds shall be applied as such only (y) to the extent necessary to effect the application provided for in subsection 4.5(d) and (z) in the priority specified in the immediately preceding sentence.

          "Class B Interest Carryover Shortfall" shall mean (a) for the initial
           ------------------------------------
Distribution Date, zero, and (b) for any other Distribution Date, the excess of Class B Monthly Interest for the preceding Distribution Date and any outstanding Class B Interest Carryover Shortfall for such preceding Distribution Date over the amount in respect of interest that is actually deposited in the Class B Distribution Account on such preceding Distribution Date.

          "Class B Interest Distributable Amount" shall mean, with respect to
           -------------------------------------
any Distribution Date, the sum of Class B Monthly Interest for such Distribution Date and the Class B Interest Carryover Shortfall for such Distribution Date.

          "Class B Monthly Interest" shall mean, with respect to any
           ------------------------
Distribution Date, one-twelfth of the Class B Pass-Through Rate multiplied by the Class B Certificate Principal Balance as of the preceding Distribution Date (after giving effect to any payments made on such preceding Distribution Date) or, in the case of the first Distribution Date, the Class B Initial Certificate Principal Balance.

          "Class B Monthly Principal" shall mean, with respect to any
           -------------------------
Distribution Date, the sum of (a) the Class B Percentage of the Available Principal for such Distribution Date and (b) the Class B Percentage of the Aggregate Loss with respect to the related Monthly Period.

          "Class B Pass-Through Rate" shall mean 7.10% per annum.
           -------------------------

          "Class B Percentage" shall mean, with respect to any Distribution
           ------------------
Date, a fraction, the numerator of which is the Class B Initial Certificate Principal Balance and the denominator of which is the Initial Certificate Principal Balance.

          "Class B Pool Factor" shall mean, with respect to any Distribution
           -------------------
Date, the Class B Certificate Principal Balance as of such Distribution Date (after giving effect to any payments to be made on such Distribution Date), divided by the Class B Initial Certificate Principal Balance, expressed as an eight-digit decimal.

          "Class B Principal Carryover Shortfall" shall mean, for any
           -------------------------------------
Distribution Date, the excess of Class B Monthly Principal for the preceding Distribution Date and any outstanding Class B Principal Carryover Shortfall for such preceding Distribution Date over the amount in respect of principal that was actually deposited in the Class B Distribution Account for such preceding Distribution Date.

          "Class B Principal Distributable Amount" shall mean, with respect to
           --------------------------------------
any Distribution Date, the sum of (a) Class B Monthly Principal for such Distribution Date and (b) the Class B Principal Carryover Shortfall for such Distribution Date. In addition, on the Final Scheduled Distribution Date, the Class B Principal Distributable Amount will include any additional amount required to reduce the Class B Certificate Principal Balance to zero.

          "Class C Certificate Principal Balance" shall mean, for any
           -------------------------------------
Distribution Date, the excess, if any, of (a) the Class C Initial Certificate Principal Balance over (b) all payments of principal distributed to the Class C Certificateholder on or prior to such Distribution Date.

          "Class C Certificates" shall mean any of the First USA Consumer Loan
           --------------------
Grantor Trust 1997-A, Class C Certificates executed by the Trustee on behalf of the Trust and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-3 hereto.

          "Class C Distribution Account" shall mean the account established
           ----------------------------
and maintained as such pursuant to Section 4.1(d).

          "Class C Initial Certificate Principal Balance" shall mean
           ---------------------------------------------
$5,466,779.06.

          "Class C Interest Available Funds" shall mean, with respect to any
           --------------------------------
Distribution Date, the Available Interest with respect to such Distribution Date remaining after giving effect to the application of subsections 4.5(a), 4.5(b), 4.5(c) and 4.5(d) with respect to such Distribution Date.

          "Class C Interest Carryover Shortfall" shall mean (a) for the initial
           ------------------------------------
Distribution Date, zero, and (b) for any other Distribution Date, the excess of Class C Monthly Interest for the preceding Distribution Date and any outstanding Class C Interest Carryover Shortfall for such preceding Distribution Date over the amount in respect of interest that was actually deposited in the Class C Distribution Account on such preceding Distribution Date.

          "Class C Interest Distributable Amount" shall mean, with respect to
           -------------------------------------
any Distribution Date, the sum of Class C Monthly Interest for such Distribution Date and the Class C Interest Carryover Shortfall for such Distribution Date.

          "Class C Monthly Interest" shall mean, with respect to any
           ------------------------
Distribution Date, one-twelfth of the Class C Pass-Through Rate multiplied by the Class C Certificate Principal Balance as of the preceding Distribution Date (after giving effect to any payments made on such preceding Distribution Date) or, in the case of the first Distribution Date, the Class C Initial Certificate Principal Balance.

          "Class C Monthly Principal" shall mean, with respect to any
           -------------------------
Distribution Date, the sum of (a) the Class C Percentage of the Available Principal for such Distribution Date and (b) the Class C Percentage of the Aggregate Loss with respect to the related Monthly Period.

          "Class C Pass-Through Rate" shall mean 8.45% per annum.
           -------------------------

          "Class C Percentage" shall mean, with respect to any Distribution
           ------------------
Date, a fraction, the numerator of which is the Class C Initial Certificate Principal Balance and the denominator of which is the Initial Certificate Principal Balance.

          "Class C Pool Factor" shall mean, with respect to any Distribution
           -------------------
Date, the Class C Certificate Principal Balance as of such Distribution Date (after giving effect to any payments to be made on such Distribution Date), divided by the Class C Initial Certificate Principal Balance, expressed as an eight-digit decimal.

          "Class C Principal Carryover Shortfall" shall mean, for any
           -------------------------------------
Distribution Date, the excess of Class C Monthly Principal for the preceding Distribution Date and any outstanding Class C Principal Carryover Shortfall for such preceding Distribution Date over the amount in respect of principal that was actually deposited in the Class C Distribution Account for such preceding Distribution Date.

          "Class C Principal Distributable Amount" shall mean, with respect to
           --------------------------------------
any Distribution Date, the sum of (a) Class C Monthly Principal for such Distribution Date and (b) the Class C Principal Carryover Shortfall for such Distribution Date. In addition, on the Final Scheduled Distribution Date, the Class C Principal Distributable Amount will include any additional amount required to reduce the Class C Certificate Principal Balance to zero.

          "Closing Date" shall mean, March 25, 1997.
           ------------

          "Code" shall have the meaning specified in subsection 6.3(c).
           ----

          "Collateral Agent" shall mean, Bankers Trust (Delaware) a Delaware
           ----------------
banking corporation, in its capacity as collateral agent for the benefit of the Certificateholders and the Transferor with respect to the Spread Account and the Monthly Excess Interest.

          "Collection Account" shall have the meaning specified in
           ------------------
subsection 4.1(a).

          "Collections" shall mean all payments received by the Servicer in
           -----------
respect of the Receivables, in the form of cash, checks, wire transfers, ATM transfers or other form of payment in accordance with the Receivables.

          "Contract Rate" shall mean, with respect to any Receivable, the
           -------------
annual rate of interest stated in such Receivable.

          "Corporate Trust Office" shall mean the principal office at which at
           ----------------------
any particular time the corporate trust business of the Trustee is administered, which office is initially located at 1001 Jefferson Street, Suite 550, Wilmington, Delaware 19801.

          "Cut-Off Date" shall mean March 7, 1997.
           ------------

          "Date of Processing" shall mean, with respect to any transaction, the
           ------------------
date on which such transaction is first recorded on the Servicer's computer master file of unsecured consumer loan receivables (without regard to the effective date of such recordation).

          "Default Ratio" shall mean, with respect to any Monthly Period, the
           -------------
ratio, expressed as an annual percentage, of (a) the Aggregate Loss minus the Recoveries, each with respect to such Monthly Period, divided by (b) the Average Pool Balance with respect to such Monthly Period.

          "Defaulted Receivable" shall mean each Receivable which, in accordance
           --------------------
with Servicer's customary and usual servicing procedures for servicing unsecured consumer loan receivables comparable to the Receivables, the Servicer has charged off as uncollectible; provided, that the Servicer shall charge off a
                              --------
Receivable as uncollectible no later than the date on which such Receivable becomes 180 days delinquent. A Receivable shall become a Defaulted Receivable on the day on which such Receivable is recorded as charged off as uncollectible on the Servicer's computer master file of unsecured consumer loans.

          "Delinquency Ratio" shall mean, with respect to any Monthly Period,
           -----------------
the ratio, expressed as a percentage, of (a) the principal amount of all outstanding Receivables (other than Receivables repurchased by the Transferor or the Servicer and Defaulted Receivables) which are 60 or more days delinquent as of the end of such Monthly Period, determined in accordance with the Servicer's customary practices, divided by (b) the Average Pool Balance with respect to such Monthly Period.

          "Determination Date" shall mean the fourth Business Day prior to
           ------------------
each Distribution Date.

          "Distribution Date" shall mean the fifteenth day of each month or, if
           -----------------
such fifteenth day is not a Business Day, the next succeeding Business Day.

          "Dollars", "$" or "U.S. $" shall mean United States dollars.
           -------    -      ------

          "ERISA" shall have the meaning specified in subsection 6.3(c).
           -----

          "FDIC" shall mean the Federal Deposit Insurance Corporation.
           ----

          "Final Scheduled Distribution Date" shall mean the October 2002
           ---------------------------------
Distribution Date.

          "Fitch" shall mean Fitch Investors Service, L.P.
           -----

          "Governmental Authority" shall mean the United States of America, any
           ----------------------
state or other political subdivision thereof and any entity exercising executive, legislative, judicial, regulatory or administrative functions of or pertaining to government.

          "Initial Certificate Principal Balance" shall mean $156,171,779.06.
           -------------------------------------

          "Initial Pool Balance" shall mean $156,171,779.06.
           --------------------

          "Investment Company Act" shall mean the Investment Company Act of
           ----------------------
1940, as amended from time to time.

          "Investment Earnings" shall have the meaning specified in Section 3.6.
           -------------------

          "Late Fees" shall have the meaning specified in the Loan Agreement
           ---------
applicable to each Receivable for late fees or similar terms.

          "Lien" shall mean any mortgage, deed of trust, pledge, hypothecation,
           ----
assignment, participation or equity interest, deposit arrangement, encumbrance, lien (statutory or other), preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including, without limitation, any conditional sale or other title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing and the filing of any financing statement under the UCC (other than any such financing statement filed for informational purposes only) or comparable law of any jurisdiction to evidence any of the foregoing; provided,
                                                                     --------
however, that any assignment pursuant to Section 7.2 shall not be deemed to
-------
constitute a Lien.

          "Loan Agreement" shall mean, with respect to any Receivable, the paper
           --------------
copy of the agreement containing the terms relating to such Receivable.

          "Monthly Excess Interest" shall mean the amount distributable to the
           -----------------------
Transferor pursuant to subsection 4.5(g)(iii).

          "Monthly Period" shall mean the period from and including the first
           --------------
day of a calendar month to and including the last day of such calendar month.

          "Monthly Servicing Fee" shall have the meaning specified in
           ---------------------
Section 3.6.

          "Obligor" shall mean, with respect to any Receivable, the Person or
           -------
Persons obligated to make payments with respect to such Receivable, including any guarantor thereof.

          "Officer's Certificate" shall mean a certificate signed by (i) with
           ---------------------
respect to the Transferor, any vice president or more senior officer of the Transferor or (ii) with respect to the Servicer, any Servicing Officer of the Servicer, and in either case, delivered to the Trustee.

          "Opinion of Counsel" shall mean a written opinion of counsel, who may
           ------------------
be counsel for or an employee of the Person providing the opinion, and who shall be reasonably acceptable to the Trustee.

          "Optional Purchase Percentage" shall mean 5%.
           ----------------------------

          "Paying Agent" shall mean any paying agent appointed pursuant to
           ------------
Section 6.6 and shall initially be the Trustee.

          "Permitted Investments" shall mean (a) negotiable instruments or
           ---------------------
securities represented by instruments in bearer or registered form which evidence (i) obligations of or fully guaranteed by the United States of America;
(ii) time deposits, promissory notes, or certificates of deposit of any depositary institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to supervision and examination by federal or state banking or depositary institution authorities; provided, however, that at the time of the Trust's investment or contractual
--------  -------
commitment to invest therein, the certificates of deposit or short-term deposits of such depositary institution or trust company shall have a credit rating from Moody's or Standard & Poor's or Fitch (if then rated by Fitch) of P-1 or A-1+ or F-1+, respectively; (iii) commercial paper having, at the time of the Trust's investment or contractual commitment to invest therein, a rating from Moody's or Standard & Poor's or Fitch (if then rated by Fitch) of P-1 or A-1+ or F-1+, respectively; (iv) bankers acceptances issued by any depository institution or trust company described in clause (a)(ii) above; and (v) investments in money market funds rated AAA-m or AAA-mg by Standard & Poor's or P-1 by Moody's or F-1 by Fitch or otherwise approved in writing by each Rating Agency; provided,
                                                                 --------
however, that investments in this clause (v) must be disposed of only on the
-------
Transfer Date relating to the Monthly Period in which such investment is made by the Trust; (b) demand deposits in the name of the Trust or the Trustee in any depositary institution or trust company referred to in clause (a)(ii) above; (c) repurchase agreements transacted with either (i) an entity subject to the United States federal bankruptcy code, provided, however, that (A) the term of the repurchase agreement is consistent with the requirements set forth in Section 4.1(c) with regard to the maturity of Permitted Investments or is due on demand,
(B) the Trustee or a third party acting solely as agent for the Trustee has possession of the collateral, (C) the Trustee on behalf of the Trust has a perfected first priority security or ownership interest in the collateral, (D) the market value of the collateral is maintained at the requisite collateral percentage of the obligation in accordance with standards of the Rating Agencies, (E) the failure to maintain the requisite collateral level will obligate the Trustee to liquidate the collateral immediately, (F) the securities subject to the repurchase agreement are either obligations of, or fully guaranteed as to principal and interest by, the United States of America or any agency or any instrumentality or agency thereof, certificates of deposit or bankers acceptances and (G) the securities subject to the repurchase agreement are free and clear of any third party lien or claim, or (ii) a financial institution insured by the FDIC, or any broker-dealer with "retail-customers" that is under the jurisdiction of the Securities Investors Protection Corp., provided, however, that (A) the market value of the collateral is maintained at the requisite collateral percentage of the obligation in accordance with the standards of the Rating Agencies, (B) the Trustee or a third party (with a rating from Moody's or Standard & Poor's or Fitch (if then rated by Fitch) of P-1 or A-1+ or F-1+, respectively) acting solely as agent for the Trustee has possession of the collateral, (C) the collateral is free and clear of third party liens and, in the case of an SIPC broker, was not acquired pursuant to a repurchase or reverse repurchase agreement and (D) the failure to maintain the requisite collateral percentage will obligate the Trustee to liquidate the collateral; provided, however, that at the time of the Trust's investment or contractual commitment to invest in any repurchase agreement the short-term deposit or commercial paper rating of such entity or institution in subsections
(i) and (ii) above shall have a credit rating of P-1 or A-1+ or F-1+ (if then rated by Fitch) or their equivalent from each Rating Agency or; (d) any other investment if the Rating Agency confirms in writing that such investment will not adversely affect its then current rating of the Certificates.

          "Person" shall mean any legal person, including any individual,
           ------
corporation, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of similar nature.

          "Pool Balance" shall mean, as of any date of determination, the
           ------------
aggregate principal balance of all outstanding Receivables, calculated as of the close of business on such date.

          "Pool Factor" shall mean, with respect to any Distribution Date, the
           -----------
Certificate Principal Balance as of such Distribution Date (after giving effect to any payments to be made on such Distribution Date), divided by the Initial Certificate Principal Balance, expressed as a eight-digit decimal.

          "Principal Balance" shall mean, with respect to any Receivable, as of
           -----------------
any date of determination, the amount advanced under the Receivable, minus that
                                                                     -----
portion of all payments received on or prior to such date allocable to principal. The Principal Balance of a Defaulted Receivable or a Repurchased Receivable shall be deemed to be zero, in each case, as of such date.

          "Qualified Institution" shall have the meaning specified in
           ---------------------
subsection 4.1(a)(ii).

          "Rating Agency" shall mean Fitch.
           -------------

          "Rating Agency Condition" shall mean, with respect to any action, that
           -----------------------
each Rating Agency shall have notified the Transferor, the Servicer and the Trustee in writing that such action will not result in the reduction or the withdrawal of the then current rating of any outstanding Certificate with respect to which it is a Rating Agency.

          "Receivable" shall mean each unsecured consumer installment loan
           ----------
contract, including all proceeds thereof and payments thereunder (other than interest accrued and unpaid as of the Cut-Off Date), identified on Schedule 1 to this Agreement.

          "Receivable Information" shall have the meaning specified in
           ----------------------
subsection 2.3(b).

          "Record Date" shall mean, with respect to any Distribution Date, the
           -----------
last Business Day of the immediately preceding Monthly Period.

          "Recoveries" shall mean, with respect to any Monthly Period, all
           ----------
moneys received by the Servicer with respect to any Defaulted Receivable, net of any expense of the Servicer in connection with the collection of such Receivable and any payments required by law to be remitted to the Obligor, if any.

          "Relevant UCC" shall mean the Uniform Commercial Code as in effect in
           ------------
the applicable jurisdiction.

          "Repurchase Amount" shall mean, with respect to a Repurchased
           -----------------
Receivable, the sum of the Principal Balance thereof, as of the Record Date preceding the Transfer Date on which such Receivable becomes a Repurchased Receivable, plus the Accrued Interest thereon as of such Record Date; and, with respect to a

Defaulted Receivable the sum of the Principal Balance thereof, immediately prior to such Receivable becoming a Defaulted Receivable, plus the Accrued Interest thereon through the last day of the Monthly Period immediately preceding the Transfer Date on which the Repurchase Amount is deposited into the Collection Account pursuant to Section 4.4 (the accrued interest for the Monthly Period in which such Receivable became a Defaulted Receivable to be calculated at a rate equal to one-twelfth of the sum of (A) the Class C Pass-Through Rate and (B) the Servicing Fee Rate).

          "Repurchased Receivable" shall mean, as of any Record Date, a
           ----------------------
Receivable repurchased as of the following Transfer Date by the Transferor pursuant to Section 2.6 or 11.2 or purchased as of such day by the Servicer pursuant to Section 3.5.

          "Required Spread Account Amount" shall mean, with respect to any
           ------------------------------
Distribution Date, the product of (i) the Required Spread Account Percentage with respect to such Distribution Date and (ii) the Initial Pool Balance.

          "Required Spread Account Percentage" shall mean, with respect to any
           ----------------------------------
Distribution Date, 1.0%; provided, however, that with respect to any
                         --------  -------
Distribution Date (i) if the Average Default Ratio relating to any such Distribution Date exceeds 2.0%, then the Required Spread Account Percentage for such Distribution Date will equal 1.5%; (ii) if the Average Default Ratio relating to any such Distribution Date exceeds 3.0%, then the Required Spread Account Percentage for such Distribution Date will equal 2.0%; (iii) if the Average Delinquency Ratio relating to any such Distribution Date exceeds 4.0%, then the Required Spread Account Percentage for such Distribution Date will equal 1.5%; and (iv) if the Average Delinquency Ratio relating to any such Distribution Date exceeds 5.0%, then the Required Spread Account Percentage for such Distribution Date will equal 2.0%; provided further, however, that,
                                        -------- -------  -------
notwithstanding anything to the contrary contained within this Agreement, the definition of Required Spread Account Percentage may be modified at the Transferor's option at any time if the Rating Agency Condition is satisfied with respect to such modification.

          "Requirements of Law" shall mean, for any Person, the certificate of
           -------------------
incorporation or articles of association and by-laws or other organizational or governing documents of such Person, and any law, treaty, rule or regulation, or determination of an arbitrator or Governmental Authority, in each case applicable to or binding upon such Person or to which such Person is subject, whether federal, state or local (including, without limitation, usury laws, the federal Truth in Lending Act and Regulation Z and Regulation B of the Board of Governors of the Federal Reserve System).

          "Responsible Officer" shall mean, when used with respect to the
           -------------------
Trustee, any officer within the Corporate Trust Office of the Trustee including any Managing Director, Vice

President, Assistant Vice President, Secretary, Assistant Secretary, Treasurer, Assistant Treasurer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also, with respect to a particular matter, any other officer to whom such matter is referred because of such officer's knowledge of and familiarity with the particular subject and, in each case, who is responsible for the administration of the transactions contemplated by the Agreement.

          "Securities Act" shall mean the Securities Act of 1933, as amended.
           --------------

          "Servicer" shall mean initially First USA Federal Savings Bank, and
           --------
its permitted successors and assigns, and thereafter any Person appointed as successor as herein provided to service the Receivables.

          "Servicer Default" shall have the meaning specified in Section 9.1.
           ----------------

          "Servicer's Certificate" shall mean the monthly servicer's certificate
           ----------------------
to be delivered by the Servicer to the Trustee pursuant to Section 3.7, substantially in the form of Exhibit B hereto, as it may be modified from time to time in accordance with subsection 1.2(e).

          "Servicing Fee Available Funds" shall mean, with respect to any
           -----------------------------
Distribution Date, the sum of (a) the Available Interest with respect to such Distribution Date remaining after giving effect to the application of subsection 4.5(a) on such Distribution Date and (b) the Available Spread Account Amount with respect to such Distribution Date remaining after giving effect to the application of subsection 4.5(a) on such Distribution Date. Amounts available to be considered as part of Servicing Fee Available Funds shall be applied as such only (y) to the extent necessary to effect the application provided for in subsection 4.5(b) and (z) in the priority specified in the immediately preceding sentence.

          "Servicing Fee Rate" shall mean 1.0% per annum.
           ------------------

          "Servicing Officer" shall mean any officer of the Servicer involved
           -----------------
in, or responsible for, the administration and servicing of the Receivables whose name appears on a list of servicing officers furnished to the Trustee by the Servicer, as such list may from time to time be amended.

          "Spread Account" shall have the meaning specified in subsection
           --------------
4.6(a).

          "Spread Account Initial Deposit" shall mean $1,561,717.79.
           ------------------------------

          "Successor Servicer" shall have the meaning specified in
           ------------------
subsection 9.2(a).

          "Termination Notice" shall have the meaning specified in Section 9.1.
           ------------------

          "Transfer" shall have the meaning specified in subsection 6.3(b).
           --------

          "Transfer Agent and Registrar" shall have the meaning specified in
           ----------------------------
Section 6.3 and shall initially be the Trustee.

          "Transfer Date" shall mean the Business Day immediately prior to each
           -------------
Distribution Date.

          "Transferor" shall mean First USA Federal Savings Bank, a federally
           ----------
chartered savings bank.

          "Trust" shall mean the First USA Consumer Loan Grantor Trust 1997-A
           -----
created by this Agreement, the corpus of which shall consist of the Receivables and all monies due or to become due with respect thereto, all proceeds (as defined in Section 9-306 of the Relevant UCC) of the Receivables and such funds as from time to time are deposited in the Collection Account, the Class A Distribution Account, the Class B Distribution Account and the Class C Distribution Account (other than any funds in respect of the Monthly Excess Interest).

          "Trust Property" shall have the meaning specified in Section 2.2.
           --------------

          "Trustee" shall mean Bankers Trust (Delaware), a Delaware banking
           -------
corporation, and any successor to the corporate trust business and any Person resulting from or surviving any consolidation or merger to which it or its successors may be a party, or any successor trustee appointed as herein provided.

          "UCC" shall mean the Uniform Commercial Code, as amended from time to
           ---
time, as in effect in any specified jurisdiction.

          Section 1.2  Other Definitional Provisions.
                       -----------------------------

          (a) All terms defined in this Agreement shall have the defined meanings when used in any certificate or other document made or delivered pursuant hereto unless otherwise defined therein.

          (b) As used herein and in any certificate or other document made or delivered pursuant hereto or thereto, accounting terms not defined in Section 1.1, and accounting terms partially defined in Section 1.1 to the extent not defined, shall have the respective meanings given to them under generally accepted accounting principles or regulatory accounting principles, as applicable. To the extent that the definitions of accounting terms herein are inconsistent with the meanings of such terms under generally accepted accounting principles or regulatory accounting principles, the definitions contained herein shall control.

          (c) The agreements, representations and warranties of First USA Federal Savings Bank in this Agreement in each of its capacities as Transferor and Servicer shall be deemed to be the agreements, representations and warranties of First USA Federal Savings Bank solely in each such capacity for so long as First USA Federal Savings Bank acts in each such capacity under this Agreement.

          (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement; and Section, subsection, Schedule and Exhibit references contained in this Agreement are references to Sections, subsections, Schedules and Exhibits in or to this Agreement unless otherwise specified. The Servicer's Certificate shall be in substantially the form of Exhibit B, which form may be revised or modified pursuant to Section
3.7. Upon compliance with Section 3.7, the revised form of Servicer's Certificate shall for all purposes of this Agreement constitute Exhibit B.

          Section 1.3  Simple Interest Method; Allocations.  All allocations of
                       -----------------------------------
payments to principal and interest and determinations of periodic charges and the like on the Receivables shall be based on a year with the actual number of days in such year and twelve months with the actual number of days in each such month. Each payment on a Receivable shall be applied first to any outstanding fees and Late Fees under the terms of the Receivable, then to the amount of interest accrued on such Receivable to the date of receipt and then to reduce the principal amount outstanding on the Receivable. Amounts paid by the Transferor or the Servicer in respect of Repurchased Receivables shall be allocated first to any Accrued Interest and then to the Principal Balance of the related Receivable.

          Section 1.4  Statement of Intention.  It is the intention of the
                       ----------------------
parties hereto and, by their acquisition of an interest herein, the beneficiaries hereof, that the Trust be treated as a fixed investment trust described in United States Treasury Regulations section 301.7701-4(c). Accordingly, notwithstanding anything to the contrary herein, neither the Transferor, the Trustee nor the Servicer shall have any explicit or implicit obligation, right or power to vary the corpus of the Trust (whether by sale, investment or reinvestment of Trust assets) in a manner inconsistent with the requirements of such Treasury Regulation. The provisions of this Agreement shall be construed in furtherance of the foregoing intention.

                               [End of Article I]

                                   ARTICLE II

                           CONVEYANCE OF RECEIVABLES;
                            ISSUANCE OF CERTIFICATES

          Section 2.1  Creation of the Trust.  Upon the execution of this
                       ---------------------
Agreement by the parties hereto, there is hereby created the First USA Consumer Loan Grantor Trust 1997-A.

          Section 2.2  Conveyance of Receivables.  The Transferor does hereby
                       -------------------------
sell, transfer, assign, set-over and otherwise convey to the Trust, for the benefit of the Certificateholders, without recourse, all of its right, title and interest, whether now owned or hereafter acquired, in and to the Receivables, all accounts, contract rights, general intangibles, chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advices of credit, certificated securities and uncertificated securities consisting of, arising from, or relating to the Receivables (including proceeds of the repurchase of Receivables by the Transferor pursuant to Sections 2.6 and
11.2 or the purchase of Receivables by the Servicer pursuant to Section 3.5), all monies due or to become due and all amounts received with respect to such Receivables, and all rights of the Transferor, at law or in equity, with respect thereto, including without limitation, the rights to enforce, collect and receive payments on such Receivables, and all proceeds (as defined in the Relevant UCC) of and Collections of such Receivables, and all products of, and books and records describing or used in connection with, the foregoing (the "Trust Property"). The foregoing sale, transfer, assignment, set-over and conveyance does not constitute and is not intended to result in a creation or an assumption by the Trust, the Trustee or any Certificateholder of any obligation of the Transferor, the Servicer or any other Person in connection with the Receivables or any agreement or instrument relating thereto.

          It is the intention of the parties hereto that the purchase made hereunder shall constitute a sale and assignment as such terms are used in
Article 9 of the UCC, which sales and assignments are absolute, irrevocable and without recourse except as specifically provided herein and shall provide the Trust with the full benefits of ownership of the Trust Property. In the event that the purchase hereunder is deemed to constitute a pledge rather than a sale and assignment of the aforementioned property, the Transferor does hereby grant to the Trust a first priority perfected security interest in and to and a lien on the Trust Property. The possession by the Trustee or its transferee or agent of chattel paper, instruments, documents, money, deposit accounts, certificates of deposit, goods, letters of credit, advises of credit or certificated securities consisting of, arising from, or relating to the Receivables shall be deemed to be "possession by the secured party" for purposes of perfecting such security interest pursuant to the Relevant UCC (including, without limitation, Sections 9-305, 8-313, or 8-321 thereof). Notifications to persons holding such property, and acknowledgments, receipts or confirmations from persons holding such property, shall be deemed to be notifications to, or acknowledgements, receipts or confirmations from financial intermediaries, bailees or agents (as applicable) of, the Trust or its transferee for the purpose of perfecting such security interest under the relevant UCC and other applicable laws.

          Simultaneously with the sale, transfer, assignment, set-over and conveyance by the Transferor pursuant to this Section 2.2, the Trustee on behalf of the Trust does hereby sell, transfer, assign and otherwise convey to the Transferor all of its right, title and interest in the Monthly Excess Interest.

          Notwithstanding anything herein to the contrary, the property of the Trust shall not include, and the Trust shall not have any right to, the Monthly Excess Interest or the Spread Account, any funds actually or deemed to be deposited in such account or any investments therein except to the extent separately provided in Section 4.6.

          In connection with such sale, transfer, assignment, set-over and conveyance, the Transferor agrees to record and file, at its own expense, financing statements (including any continuation statements with respect to such financing statements when applicable) with respect to the Receivables meeting the requirements of applicable state law in such manner and in such jurisdictions as are necessary to perfect the assignment of the Receivables to the Trust, and to deliver a file-stamped copy of such financing statement or continuation statement or other evidence of such filing (which may, for purposes of this Section 2.2, consist of telephone confirmation of such filing to be followed with a file stamped copy) to the Trustee on or prior to the Closing Date, and in the case of any continuation statements filed pursuant to this
Section 2.2, as soon as practicable after receipt thereof by the Transferor.
The foregoing sale, transfer, assignment, set-over and conveyance to the Trust shall be made to the Trustee, on behalf of the Trust, and each reference in this Agreement to such sale, transfer, assignment, set-over and conveyance shall be construed accordingly.

          In connection with such transfer, the Transferor agrees, at its own expense, on or prior to the Closing Date (i) to annotate and indicate in its records that the Receivables with the designation "Pool Number 3" have been transferred to the Trust pursuant to this Agreement for the benefit of the Certificateholders and (ii) to deliver to the Trustee a computer file or microfiche list containing a true and complete list in all material respects of all such Receivables, identified by loan number and setting forth the Principal Balance of each Receivable as of the Cut-Off Date. Such file or list shall be marked as Schedule 1 to this Agreement, delivered to the Trustee as confidential and proprietary, and is hereby incorporated into and made a part of this Agreement. The Transferor further agrees not to alter the "Pool Number 3" designation referenced in clause (i) of this paragraph with respect to any Receivable during the term of this Agreement unless and until such Receivable becomes a Repurchased Receivable. Also in connection with such transfer, the Transferor agrees, at its own expense, to deliver to the Trustee on or prior to the Closing Date the Check relating to each Receivable and the Loan Agreement relating to each Receivable, together, in each case, with an Officer's Certificate to the effect that, to the best knowledge of the Transferor, such delivery is complete and otherwise being made in accordance with the terms hereof. In connection with such delivery, the Trustee or its agent shall hold the Checks and the Loan Agreements in trust for the exclusive benefit of the Certificateholders. The Trustee makes no representation or warranty with respect to the content or enforceability of any Check or Loan Agreement.

          Pursuant to the written request of the Transferor, the Trustee shall cause Certificates in authorized denominations evidencing the entire interest in the Trust to be duly executed and authenticated and delivered to or upon the order of the Transferor pursuant to Section 6.2.

          Section 2.3  Acceptance by Trustee.
                       ---------------------

          (a) The Trustee hereby acknowledges its acceptance, on behalf of the Trust, of all right, title and interest previously held by the Transferor in and to the Receivables conveyed to the Trustee pursuant to Section 2.2, and declares that it shall maintain such right, title and interest, upon the Trust herein set forth, for the benefit of the Certificateholders. The Trustee further acknowledges that, prior to or simultaneously with the execution and delivery of this Agreement, the Transferor delivered to the Trustee (i) the computer file or microfiche list described in the sixth paragraph of Section 2.2 and (ii) the Checks and Loan Agreements described in the sixth paragraph of Section 2.2.

          (b) The Trustee hereby agrees not to disclose to any Person any of the loan numbers or other information contained in the computer file or microfiche list delivered to the Trustee by the Transferor pursuant to Section
2.2 (the "Receivable Information") except as is required in connection with the performance of its duties hereunder or in enforcing the rights of the Certificateholders or to a Successor Servicer appointed pursuant to Section 9.2, any successor trustee appointed pursuant to Section 10.8, any co-trustee or separate trustee appointed pursuant to Section 10.10 or any other Person in connection with a UCC search or as mandated pursuant to any Requirement of Law applicable to the Trustee. The Trustee agrees to take such measures as shall be reasonably requested by the Transferor to protect and maintain the security and confidentiality of such information, and, in connection therewith, shall allow the Transferor to inspect the Trustee's security and confidentiality arrangements from time to time upon three days prior notice during normal business hours. In the event that the Trustee is required by law to disclose any Receivable Information, the Trustee shall provide the Transferor with prompt written notice, unless such notice is prohibited by law, of any such request or requirement so that the Transferor may request a protective order or other appropriate remedy. The Trustee shall make reasonable efforts to provide the Transferor with written notice no later than five days prior to any disclosure pursuant to this subsection 2.3(b).

          (c) The Trustee shall have no power to create, assume or incur indebtedness or other liabilities in the name of the Trust other than as contemplated in this Agreement.

          Section 2.4  Representations and Warranties of the Transferor.  The
                       ------------------------------------------------
Transferor hereby represents and warrants to the Trustee as of the Closing Date:

          (a)  Organization and Good Standing.  The Transferor is a federal
               ------------------------------
savings bank chartered under the laws of the United States, duly organized, validly existing and in good standing under the laws of the United States and has full corporate power, authority and legal right to own its properties and conduct its consumer lending business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

          (b)  Due Qualification.  The Transferor is duly qualified to do
               -----------------
business and is in good standing as a foreign corporation (or is exempt from such requirement), and has obtained all necessary licenses and approvals with respect to the Transferor, in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on the interests of the Certificateholders hereunder; provided, however, that no
                                                   --------  -------
representation or warranty is made with respect to any qualifications, licenses or approvals which the Trustee has or may be required at any time to obtain, if any, in connection with the transactions contemplated hereby.

          (c)  Due Authorization.  The execution and delivery of this Agreement
               -----------------
and the consummation of the transactions provided for in this Agreement have been duly authorized by the Transferor by all necessary corporate action on its part and this Agreement will remain, from the time of its execution, an official record of the Transferor.

          (d)  No Conflict.  The execution and delivery of this Agreement, the
               -----------
performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a material default under, any indenture, contract, agreement, mortgage, deed of trust, or other instrument to which the Transferor is a party or by which it or any of its properties are bound.

          (e)  No Violation.  The execution and delivery of this Agreement, the
               ------------
performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof will not conflict with or violate any Requirements of Law applicable to the Transferor.

          (f)  No Proceedings.  There are no proceedings or investigations
               --------------
pending or, to the best knowledge of the Transferor, threatened against the Transferor before any court, regulatory body, administrative agency, or other tribunal or governmental instrumentality having jurisdiction over the Transferor
(i) asserting the invalidity of this Agreement or the Certificates, (ii) seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement or the Certificates, (iii) seeking any determination or ruling that, in the reasonable judgment of the Transferor, would materially and adversely affect the performance by the Transferor of its obligations under this Agreement, (iv) seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement or the Certificates or (v) seeking to affect adversely the income tax attributes of the Trust under the federal or Delaware income or franchise tax laws.

          (g)  All Consents Required.  All material approvals, authorizations,
               ---------------------
consents, orders or other actions of any Person or of any governmental body or official required in connection with the execution and delivery of this Agreement, the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof, have been obtained; provided, however,
                                                             --------  -------
that the Transferor makes no representation or warranty regarding state securities or "blue sky" laws in connection with the offer and sale of the Certificates.

          The representations and warranties set forth in this Section 2.4 shall survive the transfer and assignment of the Trust Property to the Trust. Upon discovery by the Transferor, the Servicer or the Trustee of a breach of any of the foregoing representations and warranties, the party discovering such breach shall give prompt written notice to the others. The Trustee shall not be deemed to have discovered any such breach and shall have no obligation to give any notice pursuant to this Section 2.4 unless a Responsible Officer of the Trustee has actual knowledge of such breach.

          Section 2.5  Representations and Warranties of the Transferor Relating
                       ---------------------------------------------------------
to the Agreement and the Receivables.
------------------------------------

          (a)  Binding Obligation; Valid Transfer and Assignment.  The
               -------------------------------------------------
Transferor hereby represents and warrants to the Trustee that, as of the Closing Date, this Agreement constitutes a legal, valid and binding obligation of the Transferor, enforceable against the Transferor in accordance with its terms, except (A) as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect affecting the enforcement of creditors' rights in general and the rights of creditors of federal savings banks which are insured by the FDIC, and (B) as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (b) The Transferor makes the following representations and warranties as to the Receivables on which the Trustee shall rely in accepting the Receivables in trust and authenticating the Certificates. Such representations and warranties shall speak as of the Cut-Off Date unless otherwise specified and shall survive the sale, transfer, assignment, set-over and conveyance of the Receivables to the Trustee.

          (i) The information set forth in Schedule 1 hereto with respect to each Receivable is true and correct in all material respects, and no selection procedures adverse to the Certificateholders has been utilized in selecting the Receivables from all receivables owned by the Transferor which meet the selection criteria specified herein.

          (ii) No Receivable has been sold, transferred, assigned or pledged by the Transferor to any Person other than the Trustee.

          (iii) Immediately prior to the transfer and assignment of the Receivables to the Trust herein contemplated, the Transferor has good and marketable title to each Receivable free and clear of all Liens and rights of others; and, immediately upon the transfer thereof, the Trustee, for the benefit of the Certificateholders, has either (i) good and marketable title to each Receivable, free and clear of all Liens and rights of others, and the transfer has been perfected under applicable law or (ii) a first priority perfected security interest in each Receivable.

          (c)  Conditions Applicable to the Receivables.  The Transferor hereby
               ----------------------------------------
represents and warrants to the Trustee that each Receivable satisfies the following conditions as of the Cut-Off Date unless otherwise specified.

          (i)  Each Receivable was originated by First USA Federal Saving Bank.

          (ii) Each Receivable conveyed hereby had a remaining scheduled maturity, as of the Cut-Off Date, of not less than 6 months nor greater than 60 months.

          (iii) Each Receivable is a fully-amortizing fixed rate simple interest contract that provides for level scheduled monthly payments over its remaining term, and has a Contract Rate of at least 10.0% and not more than 16.0%.

          (iv) Each Receivable has been entered into by an Obligor who has not been identified on the computer files of the Servicer as in bankruptcy proceedings as of the Cut-Off Date.

          (v) Each Receivable has no payment that is more than 30 days past due as of the Cut-Off Date.

          (vi) Each Receivable had a remaining principal balance, as of the Cut-Off Date, of at least $100 and not greater than $30,000;

          (vii) Each Receivable complied at the time it was originated or made, and complies on and after the Cut-Off Date, in all material respects with all requirements of applicable federal, state, and local laws, and regulations thereunder, including usury laws, the Federal Truth-in-Lending Act, the Equal Credit Opportunity Act, the Fair Credit Billing Act, the Fair Credit Reporting Act, the Fair Debt Collection Practices Act, the Federal Trade Commission Act, the Magnuson-Moss Warranty Act, Federal Reserve Board Regulations B and Z, state adaptations of the National Consumer Act and of the Uniform Consumer Credit Code, and any other consumer credit, equal opportunity, and disclosure laws applicable to such Receivable and sale thereof.

          (viii) Each Loan Agreement and Receivable constitutes the legal, valid, and binding payment obligation in writing of the Obligor, enforceable by the holder thereof in all material respects in accordance with its terms, subject, as to enforcement, to applicable bankruptcy, insolvency, reorganization, liquidation and other similar laws and equitable principles relating to or affecting the enforcement of creditors' rights.

          (ix) No Receivable is due from the United States of America or any state or from any agency, department, instrumentality or political subdivision of the United States of America or any state or local municipality.

          (x) No Receivable has been satisfied, subordinated, or rescinded in whole or in part.

          (xi) No provision of a Receivable has been waived by the Transferor in such a manner that such Receivable fails either to meet all of the representations and warranties made by the Transferor herein with respect thereto or to meet all of the conditions with respect thereto pursuant to this Section 2.5(c).

          (xii) No Receivable has been amended by the Transferor except pursuant to instruments maintained by the Transferor in the ordinary course of its business, and no such amendment has caused such Receivable either to fail to meet all of the representations and warranties made by the Transferor herein with respect thereto or to fail to meet all of the conditions with respect thereto pursuant to this subsection 2.5(c).

          (xiii) As of the Cut-Off Date, there are no facts which would give rise to any right of rescission, setoff, counterclaim, or defense, or of the same being asserted or threatened, with respect to any Receivable.

          (xiv) Except for payment defaults continuing for a period of not more than 30 days as of the Cut-Off Date, no default, breach, violation, or event permitting acceleration under the terms of any Receivable exists; no continuing condition that with notice or lapse of time would constitute a default, breach, violation, or event permitting acceleration under the terms of any Receivable exists; and the Transferor has not waived any of the foregoing.

          (xv) No Receivable has been originated in, or is subject to the laws of, any jurisdiction under which the sale, transfer, and assignment of such Receivable under this Agreement or pursuant to transfers of the Certificates is unlawful, void or voidable.

          (xvi) With respect to each Receivable, the sole executed original Check, properly and fully completed, with respect to such Receivable, together with the related Loan Agreement will have been delivered to the Trustee on or prior to the Closing Date.

          (xvii) All filings will have been made on the Closing Date, including all filings under the Relevant UCC, which are necessary in any jurisdiction to cause the ownership and title interests of the Trust in the Receivables to be afforded priority over competing claims of the holders of security interests or other claims against whom such filings can assure priority.

          (d)  Notice of Breach.  The representations and warranties set forth
               ----------------
in this Section 2.5 shall survive the transfer and assignment of the Receivables to the Trust. Upon discovery by the Transferor, the Servicer or the Trustee of a breach of any of the representations and warranties set forth in this Section 2.5, the party discovering such breach shall give prompt written notice to the other parties mentioned above. The Transferor agrees to cooperate with the Servicer and the Trustee in attempting to cure any such breach. The Trustee shall not be deemed to have discovered any such breach and shall have no obligation to give any notice pursuant to this Section 2.5 unless a Responsible Officer of the Trustee has actual knowledge of such breach.

          Section 2.6  Repurchase Upon Breach or Failure of a Condition.  The
                       ------------------------------------------------
Transferor, the Servicer, or the Trustee, as the case may be, shall inform the other parties promptly, in writing, upon the discovery by the Transferor, the Servicer or the Trustee of either any breach of the Transferor's representations and warranties set forth in subsection 2.5(b) or the failure of any Receivable to satisfy any of the conditions set forth in subsection 2.5(c) which materially and adversely affects the Trust's interest in any Receivable. Unless the breach or failed condition shall have been cured by the last day of the Monthly Period following the Monthly Period in which such discovery occurred (or, at the Transferor's option, the last day of the Monthly Period in which such discovery occurred), the Transferor shall repurchase any Receivable the Trust's interest in which was materially and adversely affected by the breach or failed condition, as of such last day. In consideration of the repurchase of a Receivable, the Transferor shall remit the Repurchase Amount of such Receivable, for credit as of such last day, in the manner specified in
Section 4.4. In the event that, as of the Cut-Off Date, any Receivable shall have a Contract Rate which is lower than the sum of the Class C Pass-Through Rate and the Servicing Fee Rate, the Transferor shall repurchase such Receivable on the terms and in the manner specified above. The sole remedy of the Trust, the Trustee or the Certificateholders with respect either to a breach of the Transferor's representations and warranties set forth in subsection 2.5(b) or to a failure to satisfy any of the conditions set forth in subsection 2.5(c) shall be to require the Transferor to repurchase Receivables pursuant to this Section
2.6.  The obligation of the Transferor to repurchase any Receivable under this
Section 2.6 shall not be solely dependent upon the actual knowledge of the Transferor of any breached representation or warranty. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section
2.6 or the eligibility of any Receivable for purposes of this Agreement.

                              [End of Article II]

                                  ARTICLE III

                          ADMINISTRATION AND SERVICING
                                 OF RECEIVABLES

          Section 3.1  Acceptance of Appointment and Other Matters Relating to
                       -------------------------------------------------------
the Servicer.
------------

          (a) First USA Federal Savings Bank agrees to act as the Servicer under this Agreement. The Certificateholders, by their acceptance of the Certificates, consent to First USA Federal Savings Bank acting as the Servicer.

          (b) The Servicer shall service and administer the Receivables and shall collect payments due under the Receivables in accordance with its customary and usual servicing procedures for servicing unsecured consumer loan receivables comparable to the Receivables and shall have full power and authority, acting alone or through any party properly designated by it hereunder, to do any and all things in connection with such servicing and administration which it may deem necessary or desirable. Without limiting the generality of the foregoing and subject to Section 9.1, the Servicer or its designee is hereby authorized and empowered (i) unless such power and authority is revoked by the Trustee on account of the occurrence of a Servicer Default pursuant to Section 9.1, to instruct the Trustee in writing, as set forth in this Agreement, (ii) to execute and deliver, on behalf of the Trust for the benefit of the Certificateholders, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Receivables and, after the delinquency of any Receivable and to the extent permitted under and in compliance with applicable law and regulations, to commence enforcement proceedings with respect to such Receivables and (iii) to take any other action and exercise any other power permitted to be taken or exercised by the Servicer pursuant to the terms of this Agreement. The Trustee agrees that it shall promptly follow the instructions of the Servicer to withdraw funds from the Collection Account, the Class A Distribution Account, the Class B Distribution Account and the Class C Distribution Account and make demands for withdrawals from the Spread Account and take any action required under this Agreement at such time as required under this Agreement. The Trustee shall furnish the Servicer with any powers of attorney or other documents necessary or appropriate to enable the Servicer to carry out its servicing and administrative duties hereunder and the Trustee shall not be held responsible for any act or omission by the Servicer in its use of such powers of attorney.

          (c) In the event that a Receivable becomes a Repurchased Receivable then, in any such event, the Servicer agrees to account for payments received with respect to such Repurchased Receivable separately from its accounting for Collections on Receivables retained by the Trust.

          (d) The Servicer shall not be obligated to use separate servicing procedures, offices, employees or accounts for servicing the Receivables from the procedures, offices, employees and accounts used by the Servicer in connection with servicing other unsecured consumer loan receivables.

          Section 3.2   Servicing Modifications to Terms of Receivables.  No
                        -----------------------------------------------
extensions of, or other modifications to, the Receivables shall be made by the Servicer if such modifications would have a material adverse effect on the interests of Certificateholders. The Servicer shall not change the amount of (except with respect to a prepayment of a scheduled payment that does not result in a deferral of any other scheduled payment) or reschedule the due date of any scheduled payment to a date more than 30 days from the original due date of such scheduled payment, change the Contract Rate of, or extend any Receivable or change any material term of a Receivable, except with respect to certain unilateral changes as provided by the terms of the Receivable or of this Agreement or as required by law or court order; provided, however, that the
                                                --------  -------
Servicer may grant extensions of the due date for a payment on a Receivable that is in default or with respect to which, absent such extension, default is reasonably foreseeable, and the Servicer would grant such extension with respect to comparable unsecured consumer loan receivables that it services for itself, but such extension would be granted only if (i) the Available Spread Account Amount is greater than zero at the time of such extension, (ii) the extension is for no more than three months, (iii) the total period of all credit related extensions granted on such Receivable will not exceed the number of months equal to the number of whole years comprising the original term of the Receivable and
(iv) the maturity of such Receivable would not be extended beyond the Monthly Period immediately preceding the Final Scheduled Distribution Date and the rescheduling or extension would not modify the terms of such Receivable in such a manner as to constitute a cancellation of such Receivable and the creation of a new receivable for federal income tax purposes. If, as a result of inadvertently rescheduling or extending of payments, such rescheduling or extension breaches any of the terms of the proviso to the preceding sentence, then the Servicer shall be obligated to purchase such Receivable pursuant to
Section 3.5. For the purpose of such purchases pursuant to Section 3.5, notice shall be deemed to have been received by the Servicer at such time as shall make purchase mandatory as of the last day of the Monthly Period during which the discovery of such breach shall have occurred. The Servicer may, in its discretion, in accordance with its customary standards, policies and procedures, waive any Late Fees or other fees that may be collected in the ordinary course of servicing a Receivable.

          Section 3.3  Representations and Warranties of the Servicer.  First
                       ----------------------------------------------
USA Federal Savings Bank, as Servicer, hereby makes, and any Successor Servicer by its appointment hereunder shall make the following representations and warranties on which the Trustee has relied in accepting the Receivables in trust and in authenticating the Certificates issued on the Closing Date:

          (a)  Organization and Good Standing.  The Servicer is a banking
               ------------------------------
corporation chartered under the laws of a state of the United States, a national banking association chartered under the laws of the United States, or a federal savings bank chartered under the laws of the United States, as applicable, duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and has full corporate power, authority and legal right to own its properties and conduct its consumer lending business as such properties are presently owned and such business is presently conducted, and to execute, deliver and perform its obligations under this Agreement.

          (b)  Due Qualification.  The Servicer is duly qualified to do business
               -----------------
and is in good standing as a foreign corporation (or is exempt from such requirements) and has obtained all necessary licenses and approvals in order to service the Receivables under federal and state law in each jurisdiction in which failure to so qualify or to obtain such licenses and approvals would have a material adverse effect on the interests of the Certificateholders hereunder; provided, however, that no representation or warranty is made with respect to
--------  -------
any qualifications, licenses or approvals which the Trustee has or may be required at any time to obtain, if any, in connection with the transactions contemplated hereby.

          (c)  Due Authorization.  The execution, delivery, and performance of
               -----------------
this Agreement have been duly authorized by the Servicer by all necessary corporate action on the part of the Servicer and this Agreement will remain, from the time of its execution, an official record of the Servicer.

          (d)  Binding Obligation.  This Agreement constitutes a legal, valid
               ------------------
and binding obligation of the Servicer, enforceable against the Servicer in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereinafter in effect, affecting the enforcement of creditors' rights in general and the rights of creditors of Delaware or other state chartered banking corporations, national banking associations or federal savings banks, as applicable, in each case which are insured by the FDIC, and except as such enforceability may be limited by general principles of equity (whether considered in a suit at law or in equity).

          (e)  No Violation.  The execution and delivery of this Agreement by
               ------------
the Servicer, and the performance of the transactions contemplated by this Agreement and the fulfillment of the terms hereof applicable to the Servicer, will not conflict with, violate, result in any breach of any of the material terms and provisions of, or constitute (with or without notice or lapse of time or both) a default under, any Requirement of Law applicable to the Servicer or any indenture, contract, agreement, mortgage, deed of trust or other instrument to which the Servicer is a party or by which it is bound.

          (f)  No Proceedings.  There are no proceedings or investigations
               --------------
pending or, to the best knowledge of the Servicer, threatened against the Servicer before any court, regulatory body, administrative agency or other tribunal or governmental instrumentality seeking to prevent the issuance of the Certificates or the consummation of any of the transactions contemplated by this Agreement, seeking any determination or ruling that, in the reasonable judgment of the Servicer, would materially and adversely affect the performance by the Servicer of its obligations under this Agreement, or seeking any determination or ruling that would materially and adversely affect the validity or enforceability of this Agreement.

          (g)  Compliance with Requirements of Law.  The Servicer shall duly
               -----------------------------------
satisfy all obligations on its part to be fulfilled under or in connection with each Receivable, will maintain in effect all qualifications required under Requirements of Law in order to service properly each Receivable and will comply in all material respects with all other Requirements of Law in connection with servicing each Receivable the failure to comply with which would have a material adverse effect on the Certificateholders.

          (h)  Protection of Certificateholders' Rights.  The Servicer shall
               ----------------------------------------
take no action which, nor omit to take any action the omission of which, would substantially impair the rights of Certificateholders in any Receivable, nor shall it reschedule, revise or defer payments due on any Receivable except as provided herein.

          (i)  All Consents.  All authorizations, consents, orders or approvals
               ------------
of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by the Servicer in connection with the execution and delivery of this Agreement by the Servicer and the performance of the transactions contemplated by this Agreement by the Servicer, have been duly obtained, effected or given and are in full force and effect; provided, however,
                                                              --------  -------
that the Servicer makes no representation or warranty regarding state securities or "blue sky" laws in connection with the offer and sale of the Certificates.

          (j)  Rescission or Cancellation.  The Servicer shall not permit any
               --------------------------
rescission or cancellation of any Receivable except as ordered by a court of competent jurisdiction or other Governmental Authority or in accordance with the customary and usual procedures of the Servicer.

          Section 3.4  Covenants of Servicer.  The Servicer hereby makes the
                       ---------------------
following covenants on which the Trustee will rely in accepting the Receivables in trust and authenticating the Certificates:

          (a) No Impairment.  The Servicer shall not impair the rights of the
              -------------
Trust in the Receivables;

          (b) Extensions, Defaulted Receivables.  The Servicer shall not
              ---------------------------------
increase the number of payments under a Receivable, nor increase the loan amount due under a Receivable, nor extend or forgive payments on a Receivable nor make any other modification of a Receivable, except as provided in Section 3.2. In the event that at the end of the scheduled term of any Receivable, the outstanding principal amount thereof is such that the final payment to be made by the related Obligor is larger than the regularly scheduled payment of principal and interest made by such Obligor, the Servicer may permit such Obligor to pay such remaining principal amount in more than one payment of principal and interest; provided, however, that the last such payment shall be
                        --------  -------
due on or prior to the Monthly Period immediately preceding the Final Scheduled Distribution Date;

          Section 3.5  Purchase of Receivables Upon Breach.
                       -----------------------------------

          The Servicer or the Trustee, as the case may be, shall inform the other party promptly, in writing, upon the discovery by the Servicer or the Trustee, as the case may be, of any breach by the Servicer of its covenants under Section 3.4 which materially and adversely affects the interest of the Trust in any Receivable (for this purpose, any breach of the covenant set forth in subsection 3.4(b) shall be deemed to materially and adversely affect the interest of the Trust in a Receivable). Except as otherwise specified in Sections 3.2, unless the breach shall have been cured by the last day of the Monthly Period following the Monthly Period in which such discovery occurred (or, at the Servicer's election, the last day of the Monthly Period in which such discovery occurred), the Servicer shall purchase any Receivable materially and adversely affected by such breach, as of such last day. In consideration of the purchase of such Receivable, the Servicer shall remit the Repurchase Amount in the manner specified in Section 4.4. The sole remedy of the Trust, the Trustee, or the Certificateholders against the Servicer with respect to a breach pursuant to Section 3.4 shall be to require the Servicer to purchase Receivables pursuant to this Section 3.5. The Trustee shall have no duty to conduct any affirmative investigation as to the occurrence of any condition requiring the repurchase of any Receivable pursuant to this Section 3.5 or the eligibility of any Receivable for purposes of this Agreement. The Trustee shall not be deemed to have discovered any breach as described in this Section 3.5 and shall have no obligation to give any notice pursuant to this Section 3.5 unless a Responsible Officer of the Trustee has actual knowledge of such breach.

          Section 3.6  Servicing Compensation.  As compensation for its
                       ----------------------
servicing activities hereunder and reimbursement for its expenses as set forth in the immediately following paragraph, the Servicer shall be entitled to receive a monthly servicing fee in respect of any Monthly Period prior to the termination of the

Trust pursuant to Section 11.1 (with respect to each Monthly Period, the "Monthly Servicing Fee"). The Monthly Servicing Fee shall be equal to the sum of (a) the product of one-twelfth of the product of the Servicing Fee Rate and the Average Pool Balance and (b) investment earnings on amounts on deposit in the Collection Account or earned on collections pending deposit in the Collection Account (the "Investment Earnings"). The Monthly Servicing Fee is payable in arrears on the Distribution Date immediately following the related Monthly Period. The Monthly Servicing Fee shall be calculated on the basis of a 360-day year consisting of twelve 30-day months.

          The Servicer's expenses include the amounts due to the Trustee pursuant to Section 10.5 and the reasonable fees and disbursements of independent public accountants and all other expenses incurred by the Servicer in connection with its activities hereunder; provided, however, that the
                                             --------  -------
Servicer shall not be liable for any liabilities, costs or expenses of the Trust or the Certificateholders arising under any tax law, including without limitation any federal, state or local income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith). The Servicer shall be required to pay such expenses for its own account and shall not be entitled to any payment therefor other than the Monthly Servicing Fee.

          Section 3.7  Monthly Servicer's Certificate.
                       ------------------------------

          On or prior to each Determination Date the Servicer shall forward, as provided in Section 12.5, to the Trustee, the Collateral Agent, the Paying Agent and each Rating Agency, a Servicer's Certificate. The Servicer shall also specify each Receivable which the Transferor or the Servicer is required to repurchase or purchase, as the case may be, as of the related Record Date, and each Receivable which the Servicer shall have determined to be a Defaulted Receivable during the preceding Monthly Period. Subsequent to the Closing Date, the form of Servicer's Certificate may be revised or modified to cure any ambiguities or inconsistencies with this Agreement in accordance with Section 1.2(d). In the event that the form of Servicer's Certificate is revised or modified in accordance with the preceding sentence, a form thereof, as so revised or modified, shall be provided to the Trustee and each Rating Agency. A copy of such certificate may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

          Section 3.8  Annual Servicer's Certificate.  The Servicer will
                       -----------------------------
deliver, as provided in Section 12.5, to the Trustee and the Rating Agency on or before September 30 of each calendar year beginning with September 30, 1997, an Officer's Certificate substantially in the form of Exhibit C stating that (a) a review of the activities of the Servicer during the period covered by such Officer's Certificate (which shall be the period from July 1 of the preceding calendar year to and including June 30 of such calendar year or for the initial period, from the Closing Date until June 30,
1997) and of its performance under this Agreement was made under the supervision of the officer signing such certificate and (b) to the best of such officer's knowledge, based on such review, the Servicer has fully performed all its obligations under this Agreement throughout such period, or, if there has been a default in the performance of any such obligation, specifying each such default known to such officer and the nature and status thereof. A copy of such certificate may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.

          Section 3.9  Annual Independent Accountants' Servicing Report.
                       ------------------------------------------------

          (a) On or before September 30 of each calendar year, beginning with September 30, 1997, the Servicer shall cause a firm of nationally recognized independent public accountants (who may also render other services to the Servicer or the Transferor) to furnish a report to the Trustee and the Rating Agency to the effect that such firm has made a study and evaluation in accordance with generally accepted auditing standards of the Servicer's internal accounting controls relative to the servicing of Receivables under this Agreement, and that, on the basis of such examination, such firm is of the opinion (assuming the accuracy of any reports generated by the Servicer's third party agents) that the system of internal accounting controls in effect for the fiscal year ending on June 30 of such year relating to servicing procedures performed by the Servicer under this Agreement, taken as a whole, provided reasonable assurance that the internal control system was sufficient for the prevention and detection of errors and irregularities and that such servicing was conducted in compliance with such provisions of this Agreement of which such accountants can reasonably be expected to possess adequate knowledge of the subject matter, which are susceptible of positive assurance by such accountants and for which their professional competence is relevant, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such statement. The Trustee shall forward a copy of such Certificate to each Certificateholder.

          (b) On or before September 30 of each calendar year, beginning with September 30, 1997, the Servicer shall cause a firm of nationally recognized independent certified public accountants (who may also render other services to the Servicer or the Transferor) to furnish a report to the Trustee and each Rating Agency to the effect that they have compared the mathematical calculations of each amount set forth in the monthly certificates forwarded by the Servicer pursuant to Section 3.7 during the period covered by such report (which shall be the period from July 1 of the preceding calendar year to and including June 30 of such calendar year, or for the initial period, from the Closing Date until June 30, 1997) with the

Servicer's computer reports which were the source of such amounts and that on the basis of such comparison, such amounts are in agreement, except for such exceptions as they believe to be immaterial and such other exceptions as shall be set forth in such report. A copy of such report may be obtained by any Certificateholder by a request in writing to the Trustee addressed to the Corporate Trust Office.



                              [End of Article III]

                                   ARTICLE IV

                          RIGHTS OF CERTIFICATEHOLDERS
                         AND APPLICATION OF COLLECTIONS

          Section 4.1  Establishment of Accounts.
                       -------------------------

          (a)  The Collection Account.  The Servicer, for the benefit of the
               ----------------------
Certificateholders, shall establish in the name of the Trustee, on behalf of the Trust, a segregated account (the "Collection Account") bearing a designation clearly indicating that the funds deposited therein are held in trust for the benefit of the Certificateholders, and shall cause such Collection Account to be established and maintained (i) in a segregated trust account with the corporate trust department of a depository institution or trust company (which may include the Trustee) organized under the laws of the United States of America or any one of the states thereof or the District of Columbia and with deposit insurance provided by the FDIC which at all times maintains a long-term deposit rating of at least Baa3 by Moody's and having corporate trust powers and acting as trustee for funds deposited therein; provided, however, that such account need not be
                             --------  -------
maintained as a segregated trust account with the corporate trust department of such institution if at all times the certificates of deposit, short-term deposits or commercial paper or the long-term unsecured debt obligations (other than such obligation whose rating is based on collateral or on the credit of a Person other than such institution or trust company) of such depository institution or trust company shall have a credit rating from Moody's, Standard & Poor's and Fitch (if then rated by Fitch) of P-1, A-1+ and F-1+, respectively, in the case of the certificates of deposit, short-term deposits or commercial paper, or a rating from Moody's of at least Aa2 and from Standard & Poor's and Fitch (if then rated by Fitch) of AAA in the case of the long-term unsecured debt obligations, or (ii) with a depository institution, which may include the Trustee, which is acceptable to the Rating Agency (a "Qualified Institution"). Pursuant to authority granted to it pursuant to subsection 3.1(b), the Servicer shall have the revocable power to withdraw funds from the Collection Account for the purposes of carrying out its duties hereunder.

          (b)  The Class A Distribution Account.  The Trustee, for the benefit
               --------------------------------
of the Class A Certificateholders, shall cause to be established and maintained in the name of the Trustee, with an office or branch of a Qualified Institution, a non-interest bearing segregated account (the "Class A Distribution Account").

          (c)  The Class B Distribution Account.  The Trustee, for the benefit
               --------------------------------
of the Class B Certificateholders, shall cause to be established and maintained in the name of the Trustee, with an office or branch of a Qualified Institution, a non-interest bearing segregated account (the "Class B Distribution Account").

          (d)  The Class C Distribution Account.  The Trustee, for the benefit
               --------------------------------
of the Class C Certificateholders, shall cause to be established and maintained in the name of the Trustee, with an office or branch of a Qualified Institution, a non-interest bearing segregated account (the "Class C Distribution Account").

          (e)  Administration of the Accounts.  Funds on deposit in the
               ------------------------------
Collection Account shall at all times be invested in Permitted Investments. Any such investment shall mature and such funds shall be available for withdrawal on or prior to the Transfer Date following the Record Date occurring in the Monthly Period in which such funds were processed for collection. The Trustee shall maintain for the benefit of the Certificateholders possession of the negotiable instruments or securities evidencing the Permitted Investments described in clause (a) of the definition thereof from the time of purchase thereof until the time of sale or maturity; provided, however, that no such investment shall be
                          --------  -------
disposed of prior to its maturity date. At the end of each month, all interest and earnings (net of losses and investment expenses) on funds on deposit in the Collection Account shall be applied in accordance with Section 4.5. Subject to the restrictions set forth above, the Servicer, or a Person designated in writing by the Servicer, of which the Trustee shall have received written notification thereof, shall have the authority to instruct the Trustee with respect to the investment of funds on deposit in the Collection Account. If at any time the institution holding the Collection Account, the Class A Distribution Account, the Class B Distribution Account or the Class C Distribution Account ceases to be a Qualified Institution, the Transferor shall notify the Trustee, and the Trustee upon being notified (or the Servicer on its behalf) shall, within 10 Business Days, establish a new Collection Account, the Class A Distribution Account, the Class B Distribution Account or the Class C Distribution Account, as the case may be, meeting the conditions specified above with a Qualified Institution, and shall transfer any cash or any investments to such new Collection Account, the Class A Distribution Account, the Class B Distribution Account or the Class C Distribution Account, as the case may be.

          Section 4.2  Collections and Allocations.
                       ---------------------------

          (a)  Collections.  Except as provided below, the Servicer shall
               -----------
deposit all Collections in the Collection Account as promptly as possible after the Date of Processing of such Collections, but in no event later than the second Business Day following such Date of Processing. In addition, on the Closing Date, the Transferor shall make a deposit to the Collection Account in an amount equal to $231,554.20 to be applied as Available Interest with respect to the initial Distribution Date. In the event of the insolvency of the Servicer, then, immediately upon the occurrence of such event and thereafter, the Servicer shall deposit all Collections into the Collection Account which shall be established and maintained with a Qualified Institution other than the Servicer or an Affiliate thereof in accordance with subsection 4.1(a), and in no such event shall the Servicer deposit any Collections thereafter into any account established, held or maintained with the Servicer.

          The Servicer shall withdraw the required amounts from the Collection Account in accordance with this Article IV. The Servicer shall make such deposits or payments on the date indicated herein by wire transfer.

          Notwithstanding anything in this Agreement to the contrary, for so long as, and only so long as, First USA Federal Savings Bank shall remain the Servicer hereunder, and (a)(i) the Servicer provides to the Trustee a letter of credit or other form of enhancement covering the risk of collection of the Servicer, and (ii) the Transferor shall have received a notice from each Rating Agency that such letter of credit or other form of enhancement will not result in the lowering of such Rating Agency's then-existing rating of the Certificates, or (b) the Servicer shall have and maintain a certificate of deposit or short-term deposit rating of F-1 by Fitch and deposit insurance provided by the FDIC, the Servicer need not deposit Collections into the Collection Account prior to the close of business on the second Business Day following such Date of Processing as provided in Article IV, but may make such deposits on each Transfer Date in an amount equal to the net amount of such deposits, payments and withdrawals which would have been made but for the provisions of this paragraph.

          Section 4.3   Advances.  (a)  As of the Transfer Date preceding the
                        --------
related Distribution Date, the Servicer may, in its sole discretion, make a payment (each such payment, an "Advance") with respect to each Receivable (other than a Defaulted Receivable) equal to the excess, if any, of (x) the product of the Principal Balance of such Receivable as of the related Record Date and one-twelfth of the Contract Rate for such Receivable, over (y) the interest actually received by the Servicer with respect to such Receivable from the Obligor or from payments of the Repurchase Amount during or with respect to such Monthly Period. The Servicer shall deposit all such Advances into the Collection Account in immediately available funds no later than 11 a.m., New York City time, on the related Transfer Date. The Servicer may elect not to make any Advance with respect to a Receivable to the extent that the Servicer, in its sole discretion, shall determine that such Advance is not recoverable from subsequent payments on such Receivable or from funds in the Spread Account. Until a Receivable becomes a Defaulted Receivable, the Servicer shall be reimbursed for any Advance made with respect to such Receivable only from accrued interest paid by or on behalf of the Obligor under such Receivable.

          (b) On each Transfer Date, the Trustee shall (in accordance with the Servicer's Certificate) demand a withdrawal from the Spread Account in an amount, not to exceed the Available Spread Account Amount for such Distribution Date, equal to the amount of all outstanding Advances with respect to all

Receivables that become Defaulted Receivables during the immediately preceding Monthly Period and shall deposit such amount into the Collection Account in immediately available funds no later than 11 a.m., New York City time, on such Transfer Date or, pursuant to Section 4.6(c) in immediately available funds no later than 11 a.m., New York City time on such Distribution Date. Such amounts shall be distributed to the Servicer on the related Distribution Date pursuant to Section 4.5(a).

          (c) On each Transfer Date, the Paying Agent shall (in accordance with the Servicer's Certificate) provide written notice to the Trustee setting forth the amount, if any, of Advances deposited by the Servicer in the Collection Account no later than 11 a.m., New York City time, on such Transfer Date and, if the Paying Agent fails to provide the Trustee with such written notice by 12 noon, New York City time, on such Transfer Date, then the Trustee shall assume that no Advances were deposited to the Collection Account pursuant to this
Section 4.3.

          Section 4.4  Additional Deposits.  The Servicer, or the Transferor, as
                       -------------------
the case may be, shall deposit into the Collection Account the aggregate Repurchase Amount pursuant to Sections 2.6, 11.2 and 3.5, as applicable. All deposits shall be made to the Collection Account, in immediately available funds, no later than 11 a.m., New York City time, on the applicable Transfer Date.

          Section 4.5  Distributions.  Not later than 12 noon, New York City
                       -------------
time, on each Distribution Date, the Trustee, or the Paying Agent on behalf of the Trustee, shall cause to be made the following distributions, to the extent funds are available in the Collection Account (including amounts demanded and withdrawn from the Spread Account and deposited therein), in the following order of priority and in the amounts set forth in the Servicer's Certificate for such Distribution Date:

          (a) to the Servicer, by wire transfer of immediately available funds, in reimbursement of Advances, from amounts on deposit in the Collection Account allocable to interest under the Receivables or from withdrawals from the Spread Account (including an amount equal to the accrued interest on Defaulted Receivables and Repurchased Receivables to the extent available in the Collection Account), the amount payable to the Servicer in respect of past Advances made pursuant to Section 4.3;

          (b) to the extent of Servicing Fee Available Funds with respect to such Distribution Date, an amount equal to the Monthly Servicing Fee for the related Monthly Period and all unpaid Monthly Servicing Fees from prior Monthly Periods shall be paid to the Servicer;

          (c) to the extent of Class A Interest Available Funds with respect to such Distribution Date, an amount equal to the Class A Interest Distributable Amount for such Distribution Date shall be deposited into the Class A Distribution Account;

          (d) to the extent of Class B Interest Available Funds with respect to such Distribution Date, an amount equal to the Class B Interest Distributable Amount for such Distribution Date shall be deposited into the Class B Distribution Account;

          (e) to the extent of Class C Interest Available Funds with respect to such Distribution Date, an amount equal to the Class C Interest Distributable Amount for such Distribution Date shall be deposited into the Class C Distribution Account;

          (f) to the extent of Class A Principal Available Funds with respect to such Distribution Date, an amount equal to the Class A Principal Distributable Amount for such Distribution Date shall be deposited in the Class A Distribution Account; and

          (g) to the extent of Available Funds Remaining, the following amounts shall be applied in the following order of priority:

          (i) an amount equal to the Class B Principal Distributable Amount for such Distribution Date shall be deposited in the Class B Distribution Account;

          (ii) an amount equal to the Class C Principal Distributable Amount for such Distribution Date shall be deposited in the Class C Distribution Account; and

          (iii) an amount equal to any remaining amounts (the "Monthly Excess Interest") shall be paid to the Transferor subject to the provisions of
     Section 4.6.

          Section 4.6  Spread Account; Assignment of Monthly Excess Interest to
                       --------------------------------------------------------
Collateral Agent.  (a)  The Transferor shall establish an account (the "Spread
----------------
Account") with an office or branch of a Qualified Institution which may include Bankers Trust (Delaware) or its agent, in the name of Bankers Trust (Delaware) as Collateral Agent on behalf of the Certificateholders and the Transferor, such as their interests shall appear herein. The Spread Account shall not be an account of or property of the Trust and shall not be maintained by Bankers Trust (Delaware) in its capacity as Trustee, but shall be maintained by Bankers Trust (Delaware) in separate trust in its capacity as Collateral Agent. The Spread Account and funds on deposit therein shall be beneficially owned by the Transferor but shall be subject to the pledge described in subsection (b) and shall be held by the Collateral Agent as security for the Transferor's limited guarantee with respect to amounts distributable to the Certificateholders as set forth herein, and the Transferor agrees to report the Spread Account and such funds accordingly for federal income tax purposes.

          (b) On the Closing Date, the Transferor shall deposit the Spread Account Initial Deposit into the Spread Account. The Transferor hereby pledges to the Collateral Agent for the benefit of the Certificateholders all of its right, title and interest in and to the Monthly Excess Interest and the Spread Account and any and all property credited thereto from time to time, including, but not limited to, Permitted Investments, to secure the payment of all amounts due and owing to the Certificateholders to the extent provided herein; provided, however, that the
                                                  --------  -------
Transferor shall be completely released from such pledge and its obligations pursuant to this section 4.6 (and may thereupon freely transfer its rights with respect to either or both of the Monthly Excess Interest and the Spread Account) upon the establishment of alternative credit enhancement arrangements, with respect to the Certificates, which satisfy the Rating Agency Condition. To the extent that the Available Spread Account Amount with respect to any Distribution Date (after giving effect to all withdrawals on such Distribution Date) is less than the Required Spread Account Amount with respect to such Distribution Date, in keeping with the aforementioned pledge, the Collateral Agent shall deposit the Monthly Excess Interest with respect to such Distribution Date (or such portion thereof) in an amount equal to the excess, if any, of the Required Spread Account Amount with respect to such Distribution Date over the Available Spread Account Amount with respect to such Distribution Date. By acceptance of their Certificates, Certificateholders shall be deemed to have accepted the appointment of Bankers Trust (Delaware) as Collateral Agent with respect to the Spread Account and the Monthly Excess Interest. Bankers Trust (Delaware) hereby accepts such appointment as Collateral Agent with respect to the Spread Account and the Monthly Excess Interest. The Transferor's interest in the Monthly Excess Interest is transferable only in whole and only pursuant to the terms of
Section 6.3 as though it were a Certificate and the Monthly Excess Interest shall be subject to Section 6.6 as though it were a Certificate.

          (c) The Spread Account shall be under the sole dominion and control of the Collateral Agent, and the Collateral Agent shall have signature authority with respect thereto. Should any depositary at which the Spread Account is held cease to be a Qualified Institution, the Transferor shall notify the Collateral Agent, and the Collateral Agent upon being notified shall, within 10 Business Days, cause the Spread Account to be moved to a Qualified Institution unless the Rating Agency Condition is satisfied in connection with such depositary's ceasing to be a Qualified Institution.

          All amounts held in the Spread Account shall be invested by the institution then maintaining the account, at the written direction of the Transferor in Permitted Investments that mature not later than the Transfer Date next succeeding the date of investment except, if the Spread Account is maintained with the Trustee or such institution which is maintaining the Collection Account, if not the Trustee, for investments on which the Trustee or such institution is the obligor (including repurchase agreements on which the Trustee or such institution in its commercial capacity is liable as principal), which investments may mature on such Distribution Date.

          (d) The Collateral Agent shall, at the expense of the Servicer, take such action as is required in writing by the Servicer to maintain the security interest of the Collateral Agent in any Account Property as a perfected security interest under the Relevant UCC; provided, however, that the Collateral Agent
                                 --------  -------
shall not be required to prepare or file any financing statements or continuation statements and that the Collateral Agent and Trustee may rely upon the written instructions of the Servicer as to the method by which the security interest of the Collateral Agent may be perfected.

          (e) On each Distribution Date, the Collateral Agent shall (in accordance with the Servicer's Certificate) withdraw from the Spread Account and pay to the Transferor any investment income with respect to amounts on deposit in the Spread Account and an amount equal to the excess, if any, of the amount on deposit in the Spread Account (in each case, after giving effect to all deposits therein or withdrawals therefrom on such Distribution Date) over the Required Spread Account Amount with respect to such Distribution Date. Upon any distribution to the Transferor of amounts from the Spread Account, neither the Certificateholders nor the Collateral Agent will have any rights in, or claims, to, such amounts. Amounts properly distributed to the Transferor from the Spread Account shall not be available under any circumstances to the Trustee or the Collateral Agent, and in no event shall the Transferor thereafter be required to refund any such distributed amounts.

          (f) On each Transfer Date, the Trustee shall (in accordance with the Servicer's Certificate) demand a withdrawal from the Spread Account, in an amount not to exceed the Available Spread Account Amount (after withdrawals from the Spread Account on such Transfer Date pursuant to subsection 4.3(b)), equal to the amount required to fund the amounts required pursuant to the definitions of Servicing Fee Available Funds, Class A Interest Available Funds and Class A Principal Available Funds, each with respect to such Distribution Date and deposit such amount in the Collection Account to be applied pursuant to Section 4.5.

          (g) On the Transfer Date immediately preceding the Distribution Date on which the Class A Certificates are paid in full, the Trustee shall (in accordance with the Servicer's Certificate) demand a withdrawal from the Spread Account of the amount remaining on deposit in the Spread Account (after withdrawals from the Spread Account on such Transfer Date to fund amounts required pursuant to the application of subsection 4.3(a) and the definitions of Servicing Fee Available Funds, Class A Interest Available Funds and Class A Principal Available Funds) and shall deposit the amount of such withdrawal into the Collection Account. On the following Distribution Date, after the application of funds pursuant to Section 4.5, the Trustee shall apply the amount of the withdrawal made from the Spread Account pursuant to this subsection 4.6(g) in the following order of priority:

          (i) any remaining unpaid Class B Interest Distributable Amount shall be deposited into the Class B Distribution Account;

          (ii) any remaining unpaid Class B Principal Distributable Amount shall be deposited into the Class B Distribution Account;

          (iii) any remaining unpaid Class C Interest Distributable Amount shall be deposited into the Class C Distribution Account;

          (iv) any remaining unpaid Class C Principal Distributable Amount shall be deposited into the Class C Distribution Account; and

          (v)  any amounts remaining shall be paid to the Transferor.

                              [End of Article IV]

                                   ARTICLE V

                     DISTRIBUTIONS AND REPORTS TO INVESTOR
                               CERTIFICATEHOLDERS

          Section 5.1  Distributions.
                       -------------

          (a) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Servicer's Certificate) to the Class A Certificateholders of record on the preceding Record Date (other than as provided in Section 11.3 of this Agreement respecting a final distribution) such Class A Certificateholder's share of amounts on deposit in the Class A Distribution Account as are payable to the Class A Certificateholders pursuant to Sections 4.5 hereof by wire transfer to an account or accounts designated by such Certificateholder by written notice given to the Trustee not less than five Business Days prior to the related Distribution Date; provided, however, that the final payment in
                               --------  -------
retirement of the Class A Certificates will be made only upon presentation and surrender to the Class A Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section
11.3 of the Agreement.

          (b) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Servicer's Certificate) to the Class B Certificateholders of record on the preceding Record Date (other than as provided in Section 11.3 of this Agreement respecting a final distribution) such Class B Certificateholder's share of amounts on deposit in the Class B Distribution Account as are payable to the Class B Certificateholders pursuant to Sections 4.5 hereof by wire transfer to an account or accounts designated by such Certificateholder by written notice given to the Trustee not less than five Business Days prior to the related Distribution Date; provided, however, that the final payment in
                               --------  -------
retirement of the Class B Certificates will be made only upon presentation and surrender to the Class B Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section
11.3 of the Agreement.

          (c) On each Distribution Date, the Paying Agent shall distribute (in accordance with the Servicer's Certificate) to the Class C Certificateholders of record on the preceding Record Date (other than as provided in Section 11.3 of this Agreement respecting a final distribution) such Class C Certificateholder's share of amounts on deposit in the Class C Distribution Account as are payable to the Class C Certificateholders pursuant to Sections 4.5 hereof by wire transfer to an account or accounts designated by such Certificateholder by written notice given to the Trustee not less than five Business Days prior to the related Distribution Date; provided, however, that the final payment in
                               --------  -------
retirement of the Class C Certificates will be made only upon presentation and surrender to the Class C Certificates at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to Section 11.3 of the Agreement.

          Section 5.2  Statements to Certificateholders.  (a)  On each
                       --------------------------------
Distribution Date, the Servicer shall prepare and furnish to the Trustee and the Paying Agent, and the Paying Agent shall forward to each Certificateholder, and to each Rating Agency, a statement substantially in the form of Exhibit B, based on information in the certificate furnished pursuant to Section 3.7, setting forth for the Monthly Period the following information (which in the case of items (i) and (ii) shall be expressed in the aggregate and as a dollar amount per $1,000 of the original principal balance of a Certificate):

          (i) the amount of the distribution allocable to principal on the Class A Certificates, the Class B Certificates and the Class C Certificates;

          (ii) the amount of the distribution allocable to interest on the Class A Certificates, the Class B Certificates and Class C Certificates;

          (iii) the amount of the Monthly Servicing Fee to be paid to the Servicer pursuant to subsection 4.5(b);

          (iv) the Class A Certificate Principal Balance, the Class A Pool Factor, the Class B Certificate Principal Balance, the Class B Pool Factor, the Class C Certificate Principal Balance and the Class C Pool Factor as of such Distribution Date, in each case after giving effect to payments allocated to principal reported pursuant to clause (i);

          (v) the Pool Balance as of each of the first and the last day of the related Monthly Period and the Average Pool Balance for the related Monthly Period;

          (vi)  the amount of the Aggregate Loss, if any, for such Monthly
     Period.

          (vii) the Class A Interest Carryover Shortfall, the Class B Interest Carryover Shortfall, the Class C Interest Carryover Shortfall, the Class A Principal Carryover Shortfall and the Class B Principal Carryover Shortfall, if any, for such Distribution Date;

          (viii) the balance of the Spread Account on such Distribution Date, after giving effect to changes therein on such Distribution Date and the amounts deposited into and withdrawn from the Spread Account on such Distribution Date;

          (ix)  the Required Spread Account Balance as of such Distribution
     Date;

          (x) the aggregate Repurchase Amount of Receivables repurchased by the Transferor or purchased by the Servicer during such Monthly Period;

          (xi) the aggregate unreimbursed Advances as of such Distribution Date and the change in such amount from the previous Distribution Date and the amount of Advances reimbursed on such Distribution Date from collections and from withdrawals from the Spread Account;

          (xii) the aggregate amount of Collections from Obligors allocated to interest and to principal, respectively;

          (xiii) the aggregate Repurchase Amount allocated to interest and to principal, respectively;

          (xiv)  the aggregate amount of Recoveries;

          (xv) the Available Spread Account Amount for the next succeeding Distribution Date;

          (xvi)  the Default Ratio with respect to such Distribution Date;

          (xvii)  the Delinquency Ratio with respect to such Distribution Date;

          (xviii) the amount of Monthly Excess Interest with respect to such Distribution Date;

          (xix) the delinquency profile of the Receivables as of the immediately preceding Record Date;

          (xx) the weighted average yield and weighted average maturity of the Receivables; and

          (xxi) the amount of principal prepayments received with respect to the related Monthly Period.

          Section 5.3  Annual Certificateholders' Tax Statement.  Within a
                       ----------------------------------------
reasonable period of time after the end of each calendar year, but not later than January 31 of each calendar year commencing with January 31, 1998, the Servicer shall prepare and furnish to the Trustee and the Paying Agent, and the Paying Agent shall furnish, to each Person who at any time during such calendar year shall have been a Certificateholder for the purposes of such Certificateholder's preparation of federal income tax returns, a statement setting forth the information required by law.

                               [End of Article V]

                                   ARTICLE VI

                                THE CERTIFICATES

          Section 6.1  The Certificates.  Unless otherwise specified in this
                       ----------------
Agreement, the Certificates of each class shall be issued in minimum denominations of $250,000 and in integral multiples of $1,000 in excess thereof; provided, however, that one Class C Certificate may be issued in a denomination
--------  -------
that represents a residual portion of the Class C Initial Certificate Principal Balance. Upon initial issuance in fully registered form (the "Registered Certificates") on the Closing Date, the Class A Certificates, the Class B Certificates and the Class C Certificates shall be in the form of Exhibit A-1, Exhibit A-2 and Exhibit A-3, respectively, which are incorporated by reference, and shall be issued as provided in Section 6.2 in an aggregate amount equal to the Class A Initial Certificate Principal Balance, the Class B Initial Certificate Principal Balance and the Class C Initial Certificate Principal Balance, respectively. The Certificates shall be executed on behalf of the Trust by manual or facsimile signature of a Responsible Officer or other authorized signatory of the Trustee. Certificates bearing the manual or facsimile signatures of individuals who were, at the time when such signatures shall have been affixed, authorized to sign on behalf of the Trust, shall be valid and binding obligations of the Trust, notwithstanding that such individuals shall have ceased to be so authorized prior to the execution, authentication and delivery of such Certificates or did not hold such offices or positions at the date of such Certificates. No Certificate shall entitle the Holder to any benefit under this Agreement, or shall be valid for any purpose, unless there shall appear on such Certificate an authentication substantially in the form set forth in Exhibit A-1, A-2 and A-3 hereto, as applicable, executed by the Trustee by manual or facsimile signature; such authentication shall constitute conclusive evidence that such Certificate has been duly authenticated and delivered hereunder. All Certificates shall be dated the date of their authentication. A transferee of a Certificate shall become a Certificateholder and shall be entitled to the rights and subject to the obligations of a Certificateholder hereunder, upon due presentment of such Certificate in such transferee's name pursuant to Section 6.5.

          Section 6.2  Execution, Authentication and Delivery of Certificates.
                       ------------------------------------------------------
The Trustee shall deliver to, or upon the order of, the Transferor, in exchange for the Receivables, the other assets of the Trust and the pledge of the Spread Account and amounts on deposit therein and the Monthly Excess Interest, simultaneously with the sale, assignment and transfer to the Trustee of the Receivables and the delivery to the Trustee of the other components of the Trust, Certificates duly executed by the Trustee, on behalf of the Trust, and authenticated by the Trustee in authorized denominations equaling in the aggregate the Initial Pool Balance, and evidencing the entire ownership of the Trust.

          Section 6.3  Registration of Transfer and Exchange of Certificates;
                       ------------------------------------------------------
Legends; Restrictions on Transfer of Certificates.
-------------------------------------------------

          (a) The Trustee shall cause to be kept at the office or agency to be maintained by a transfer agent and registrar (the "Transfer Agent and Registrar"), in accordance with the provisions of Section 10.16, a register (the "Certificate Register") in which, subject to such reasonable regulations as it may prescribe, the Transfer Agent and Registrar shall provide for the registration of the Certificates and of transfers and exchanges of the Certificates as herein provided. The Trustee is hereby initially appointed Transfer Agent and Registrar for the purposes of registering the Certificates and transfers and exchanges of the Certificates as herein provided. The Trustee shall be permitted to resign as Transfer Agent and Registrar upon 30 days' written notice to the Servicer and the Transferor. In the event that the Trustee shall no longer be the Transfer Agent and Registrar, the Transferor shall appoint a successor Transfer Agent and Registrar reasonably acceptable to the Trustee.

          At the option of a Certificateholder, Certificates may be exchanged for other Certificates in authorized denominations of like initial aggregate principal amount, upon surrender of the Certificates to be exchanged at any office or agency of the Transfer Agent and Registrar maintained for such purpose. Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate and (unless the Transfer Agent and Registrar is different than the Trustee, in which case the Transfer Agent and Registrar shall) deliver, the Certificates which the Certificateholder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in a form satisfactory to the Trustee and the Transfer Agent and Registrar duly executed by the Certificateholder thereof or his attorney-in-fact duly authorized in writing.

          The preceding provisions of this Section 6.3 notwithstanding, the Trustee or the Transfer Agent and Registrar, as the case may be, shall not be required to register the transfer of or exchange any Certificate for a period of 15 days preceding the due date for any payment with respect to the Certificates.

          No service charge shall be made for any registration of transfer or exchange of Certificates, but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates.

          All Certificates surrendered for registration of transfer and exchange shall be canceled by the Transfer Agent and Registrar and disposed of in a manner satisfactory to the Trustee.

          (b) No Certificate or any interest therein may be sold (including in the initial offering), conveyed, assigned, hypothecated, pledged, participated, or otherwise transferred (each, a "Transfer") except in accordance with this
                                   --------
Section 6.3. No Certificate or any interest therein may be Transferred to any Person, unless the Assignee shall have executed and delivered the certification referred to in subsection 6.3(c) below.

          (c) Each Certificate will bear a legend substantially in the following form:

          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST USA FEDERAL SAVINGS BANK (THE "BANK") THE TRUST AND THE TRUSTEE THAT, WITH RESPECT TO THE SOURCE OF FUNDS TO BE USED BY YOU TO PURCHASE THIS CERTIFICATE (THE "SOURCE") EITHER: (i) THE SOURCE DOES NOT INCLUDE ANY ASSETS OF AN "EMPLOYEE BENEFIT PLAN" (WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO TITLE I OF ERISA OR AN INDIVIDUAL RETIREMENT ARRANGEMENT OR PLAN THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"); OR (ii) YOU ARE AN INSURANCE COMPANY AND EITHER (A) YOU ARE AUTHORIZED TO DO BUSINESS UNDER THE LAWS OF MORE THAN ONE STATE AND THE SOURCE IS YOUR "INSURANCE COMPANY GENERAL ACCOUNT" AS DESCRIBED IN PROHIBITED TRANSACTION EXEMPTION 95-60, AND THE AMOUNT OF THE RESERVES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF ANY PLAN (DETERMINED UNDER SECTION 807(d) OF THE CODE), TOGETHER WITH THE AMOUNT OF THE RESERVES FOR THE CONTRACTS HELD BY OR ON BEHALF OF OTHER PLANS (DETERMINED UNDER SECTION 807(d) OF THE CODE) MAINTAINED BY THE SAME EMPLOYER OR AFFILIATE THEREOF OR BY THE SAME EMPLOYEE ORGANIZATION, IN THE GENERAL ACCOUNT DO NOT EXCEED 10% OF THE TOTAL OF ALL LIABILITIES OF THE GENERAL ACCOUNT; (B) THE SOURCE IS A "GOVERNMENTAL PLAN" (WITHIN THE MEANING OF SECTION 3(32) OF ERISA); (C) THE SOURCE IS AN "INSURANCE COMPANY POOLED SEPARATE ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 90-1) AND THERE IS NO PLAN (TREATING AS A SINGLE PLAN ALL PLANS MAINTAINED BY THE SAME EMPLOYER OR EMPLOYEE ORGANIZATION) WHOSE ASSETS IN SUCH POOLED SEPARATE ACCOUNT EXCEED TEN PERCENT (10%) OF THE TOTAL ASSETS IN THAT ACCOUNT; (D) THE SOURCE IS AN "INVESTMENT FUND" (WITHIN THE MEANING OF PART V(b) OF PTCE 84-14) MANAGED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER" (WITHIN THE MEANING OF PART V(a) OF PTCE 84-14) AND THE PURCHASE IS EXEMPT UNDER PTCE 84-14; OR (E) THE SOURCE IS A SPECIFIC PLAN, YOU HAVE PROVIDED IN WRITING TO THE TRUSTEE COMPLETE AND ACCURATE INFORMATION AS TO THE IDENTITY OF THAT PLAN AND THE PURCHASE IS EXEMPT UNDER ANOTHER APPLICABLE EXEMPTION; OR (iii) YOU ARE AN ENTITY OTHER THAN AN INSURANCE COMPANY AND EITHER (A) THE SOURCE IS A "GOVERNMENTAL PLAN" (WITHIN THE MEANING OF SECTION 3(32) OF ERISA); (B) THE SOURCE IS A "COLLECTIVE INVESTMENT FUND MAINTAINED BY A BANK" (WITHIN THE MEANING OF PTCE 91-38) AND THERE IS NO PLAN (TREATING AS A SINGLE PLAN ALL PLANS MAINTAINED BY THE SAME EMPLOYER OR EMPLOYEE ORGANIZATION) WHOSE ASSETS IN SUCH BANK COLLECTIVE INVESTMENT FUND EXCEED TEN PERCENT (10%) OF THE TOTAL ASSETS IN THAT FUND;

(C) THE SOURCE IS AN "INVESTMENT FUND" (WITHIN THE MEANING OF PART V(b) OF PTCE 84-14) MANAGED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER" (WITHIN THE MEANING OF PART V(a) OF PTCE 84-14) AND THE PURCHASE IS EXEMPT UNDER PTCE 84-14; (D) YOU ARE AN "IN-HOUSE ASSET MANAGER" OR "INHAM" (WITHIN THE MEANING OF SECTION IV(a) of PTCE 96-23) AND THE PURCHASE IS EXEMPT UNDER PTCE 96-23; OR (E) THE SOURCE IS A SPECIFIC PLAN, YOU HAVE PROVIDED IN WRITING TO THE TRUSTEE COMPLETE AND ACCURATE INFORMATION AS TO THE IDENTITY OF THAT PLAN AND THE PURCHASE IS EXEMPT UNDER ANOTHER APPLICABLE EXEMPTION.

          THIS CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CERTIFICATE, AGREES THAT THIS CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE BANK, OR (2) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(a) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE POOLING AND SERVICING AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE). EACH CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a) (1), (2), (3) OR (7) UNDER THE SECURITIES
ACT). THIS CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND THE CERTIFICATE PURCHASE AGREEMENT HAVE BEEN COMPLIED WITH.

          Upon surrender for registration of transfer of a Certificate at the office of the Transfer Agent and Registrar, accompanied by a certification by the Certificateholder substantially in the form attached as Exhibit E, executed by the registered owner, in person or by such Certificateholder's attorney thereunto duly authorized in writing (and, if the Trustee so requires, an Opinion of Counsel satisfactory to the Trustee), such Certificate shall be transferred upon the Certificate Register, and the Trustee shall execute, authenticate and (unless the Transfer Agent and Registrar is different than the Trustee, in which case the Transfer Agent and Registrar shall) deliver, in the name of the designated transferee or transferees one or more new appropriate registered Certificates of any authorized denominations and of a like aggregate principal amount and tenor. Transfers and exchanges of Certificates shall be subject to the restrictions set forth in this Section 6.3 and as shall be set forth in the text of the Certificates and such reasonable regulations as may be prescribed by the Transferor. Successive registrations and registrations of transfers as aforesaid may be made from time to time as desired, and each registration shall be noted on the Certificate Register.

          (d) The Transfer Agent and Registrar will maintain an office or offices or an agency or agencies where Certificates may be surrendered for registration of transfer or exchange.

          Section 6.4  Mutilated, Destroyed, Lost or Stolen Certificates.  If
                       -------------------------------------------------
(a) any mutilated Certificate is surrendered to the Transfer Agent and Registrar, or the Transfer Agent and Registrar receives evidence to its satisfaction of the destruction, loss or theft of any Certificate, and (b) there is delivered to the Transfer Agent and Registrar and the Trustee such security or indemnity as may be required by them to save each of them harmless (an unsecured indemnity agreement of an institutional investor having an investment grade rating shall be deemed sufficient to satisfy such security or indemnity requirement), then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, authenticate and (unless the Transfer Agent and Registrar is different from the Trustee, in which case the Transfer Agent and Registrar shall) deliver (in compliance with applicable law), in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like tenor and denomination, but bearing a number not contemporaneously outstanding. In connection with the issuance of any new Certificate under this Section 6.4, the Trustee or the Transfer Agent and Registrar may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee and the Transfer Agent and Registrar) connected therewith. Any duplicate Certificate issued pursuant to this Section 6.4 shall constitute complete and indefeasible evidence of ownership in the Trust, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          Section 6.5  Persons Deemed Owners.  Prior to due presentation of a
                       ---------------------
Certificate for registration of transfer, the Trustee, the Paying Agent, the Transfer Agent and Registrar and any agent of any of them may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions pursuant to Article V and for all other purposes whatsoever, and neither the Trustee, the Paying Agent, the Transfer Agent and Registrar nor any agent of any of them shall be affected by any notice to the contrary; provided, however, that in determining whether the holders of
                 --------  -------
Certificates evidencing the requisite portion of the Certificate Principal Balance have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Certificates owned by the Transferor, the Servicer or any Affiliate thereof shall be disregarded and deemed not to be outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Certificates which a Responsible Officer in the Corporate Trust Office of the Trustee knows to be so owned shall be so disregarded.

          Section 6.6  Appointment of Paying Agent.
                       ---------------------------

          (a) The Paying Agent shall make distributions to Certificateholders, the Servicer and the Collateral Agent, as applicable; from the appropriate account or accounts maintained for the benefit of Certificateholders as specified in this Agreement pursuant to Articles IV and V hereof. Any Paying Agent shall have the revocable power to withdraw funds from such appropriate account or accounts for the purpose of making distributions referred to above. The Trustee (or the Servicer if the Trustee is the Paying Agent) may revoke such power and remove the Paying Agent, if the Trustee (or the Servicer if the Trustee is the Paying Agent) determines in its sole discretion that the Paying Agent shall have failed to perform its obligations under this Agreement in any material respect or for other good cause. The Paying Agent shall initially be the Trustee. The Trustee shall be permitted to resign as Paying Agent upon 30 days' written notice to the Servicer and the Transferor. In the event that the Trustee shall no longer be the Paying Agent, the Transferor shall appoint a successor, reasonably acceptable to the Trustee, to act as Paying Agent (which shall be a bank or trust company) and the Servicer shall promptly give each Rating Agency notice of such successor. The provisions of Sections 10.1, 10.2 and 10.3 shall apply to the Trustee also in its role as Paying Agent, for so long as the Trustee shall act as Paying Agent.

          (b) The Trustee shall cause the Paying Agent (other than itself) to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee that such Paying Agent will hold all sums, if any, held by it for payment to the Certificateholders in trust for the benefit of the Certificateholders entitled thereto until such sums shall be paid to such Certificateholders and shall agree, and if the Trustee is the Paying Agent it hereby agrees, that it shall comply with all requirements of the Code regarding the withholding by the Trustee of payments in respect of federal income taxes due from Certificateholders. The Paying Agent shall return all unclaimed funds to the Trustee and upon removal shall also return all funds in its possession to the Trustee.

          Section 6.7  Access to List of Certificateholders' Names and
                       -----------------------------------------------
Addresses.  The Trustee will furnish or cause to be furnished by the Transfer
---------
Agent and Registrar to the Servicer or the Paying Agent, within five Business Days after receipt by the Trustee of a request therefor from the Servicer or the Paying Agent, respectively, in writing, a list of the names and addresses of the Certificateholders as of the most recent Record Date for payment of distributions to Certificateholders. Holders of Certificates evidencing not less than 5% of the Certificate Principal Balance (the "Applicants") may apply in writing to the Trustee, and if such application states that the Applicants desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates and is accompanied by a copy of the communication which such

Applicants propose to transmit, then the Trustee, after having been adequately indemnified by such Applicants for its costs and expenses, shall afford or shall cause the Transfer Agent and Registrar to afford such Applicants access during normal business hours to the most recent list of Certificateholders held by the Trustee and shall give the Servicer notice that such request has been made, within five Business Days after the receipt of such application. Such list shall be as of a date no more than 45 days prior to the date of receipt of such Applicants' request. Every Certificateholder, by receiving and holding a Certificate, agrees with the Trustee that neither the Trustee, the Transfer Agent and Registrar, the Paying Agent nor any of their respective agents shall be held accountable by reason of the disclosure of any such information as to the names and addresses of the Certificateholders hereunder, regardless of the source from which such information was obtained.

          Section 6.8  Authenticating Agent.
                       --------------------

          (a) The Trustee may appoint one or more authenticating agents with respect to the Certificates which shall be authorized to act on behalf of the Trustee in authenticating the Certificates in connection with the issuance, delivery, registration of transfer, exchange or repayment of the Certificates. Whenever reference is made in this Agreement to the authentication of Certificates by the Trustee or the Trustee's certificate of authentication, such reference shall be deemed to include authentication on behalf of the Trustee by an authenticating agent and a certificate of authentication executed on behalf of the Trustee by an authenticating agent. Each authenticating agent must be acceptable to the Transferor.

          (b) Any institution succeeding to the corporate agency business of an authenticating agent shall continue to be an authenticating agent without the execution or filing of any paper or any further act on the part of the Trustee or such authenticating agent.

          (c) An authenticating agent may at any time resign by giving written notice of resignation to the Trustee and to the Transferor. The Trustee may at any time terminate the agency of an authenticating agent by giving notice of termination to such authenticating agent and to the Transferor. Upon receiving such a notice of resignation or upon such a termination, or in case at any time an authenticating agent shall cease to be acceptable to the Trustee or the Transferor, the Trustee promptly may appoint a successor authenticating agent. Any successor authenticating agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an authenticating agent. No successor authenticating agent shall be appointed unless acceptable to the Trustee and the Transferor.

          (d) The Trustee agrees to pay, on behalf of the Trust, each authenticating agent from time to time reasonable compensation for its services under this Section 6.8, and the Trustee shall be entitled to be reimbursed and the Servicer shall reimburse the Trustee for such reasonable payments actually made, subject to the provisions of Section 10.5.

          (e) The provisions of Sections 10.1, 10.2 and 10.3 shall be applicable to any authenticating agent.

          (f) Pursuant to an appointment made under this Section 6.8, the Certificates may have endorsed thereon, in lieu of the Trustee's certificate of authentication, an alternate certificate of authentication in substantially the following form:

          This is one of the certificates described in the within-mentioned Agreement.

                                        ___________________________
                                        as Authenticating Agent
                                        for the Trustee,

                                        By:________________________
                                           Authorized Officer

                              [End of Article VI]

                                  ARTICLE VII

                    OTHER MATTERS RELATING TO THE TRANSFEROR

          Section 7.1  Liability of the Transferor.  The Transferor shall be
                       ---------------------------
liable in accordance herewith only to the extent of the obligations specifically undertaken by the Transferor.

          Section 7.2  Merger or Consolidation of the Transferor.
                       -----------------------------------------

          The Transferor shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (a) the corporation formed by such consolidation or into which the Transferor is merged or the Person which acquires by conveyance or transfer the properties and assets of the Transferor substantially as an entirety shall be, if the Transferor is not the surviving entity, organized and existing under the laws of the United States of America or any State or the District of Columbia and shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the performance of every covenant and obligation of the Transferor, as applicable hereunder. To the extent that any right, covenant or obligation of the Transferor, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit form such right, as would apply, to the extent practicable, to such successor entity.

          (b) the Transferor shall have delivered to the Trustee an Officer's Certificate signed by a Vice President (or any more senior officer) of the Transferor stating that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 7.2 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is a legal, valid and binding obligation of such surviving entity, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, receivership, conservatorship, reorganization, moratorium or similar laws affecting creditors' rights and the rights of creditors of Delaware corporations, as applicable, and by general principles of equity (whether considered in a suit at law or in equity); and

          (c) the Servicer shall have delivered notice to the Rating Agency of such consolidation, merger, conveyance or transfer.

          The obligations of the Transferor hereunder shall not be assignable nor shall any Person succeed to the obligations of the Transferor hereunder except for mergers, consolidations, assumptions or transfers in accordance with the provisions of the foregoing paragraph.

          Section 7.3  Limitation on Liability.  The directors, officers,
                       -----------------------
employees or agents of the Transferor shall not be under any liability to the Trust, the Trustee, the Certificateholders or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and the issuance of the Certificates; provided, however, that this provision shall not protect the
              --------  -------
officers, directors, employees, or agents of the Transferor against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Except as provided in Section 7.4, the Transferor shall not be under any liability to the Trust, the Trustee, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in its capacity as Transferor pursuant to this Agreement whether arising from express or implied duties under this Agreement; provided, however, that this provision shall not protect the
           --------  -------
Transferor against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Transferor and any director, officer, employee or agent of the Transferor may rely in good faith on any document of any kind prima facie properly executed and
                                               ----- -----
submitted by any Person respecting any matters arising hereunder.

          Section 7.4  Liabilities.  Notwithstanding Section 7.3, or any other
                       -----------
provision to the contrary herein (including without limitation Sections 8.3, 8.4 and 10.11 hereof), by entering into this Agreement, the initial Transferor and any additional Transferor shall indemnify, defend and hold harmless the Trustee, the Paying Agent, the Transfer Agent and Registrar, the Collateral Agent, and the Trust from and against any taxes that may at any time be asserted against the Trust with respect to, and as of the date of, the sale of the Receivables to the Trust or the issuance and original sale of the Certificates, including any sales, gross receipts, general corporation, tangible or intangible personal property, privilege, or license taxes (but not including any taxes asserted with respect to ownership of the Receivables or federal or other income taxes, including franchise taxes measured by net income), arising out of the transactions contemplated by this Agreement, and costs and expenses in defending against the same.

          The Transferor shall indemnify, defend, and hold harmless the Trustee, the Paying Agent, the Collateral Agent, the Transfer Agent and Registrar and the Trust from and against any loss, liability or expense, damage or injury (including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses) incurred by reason of (i) the Transferor's willful misfeasance, bad faith or gross negligence in the performance of its duties hereunder, or by reason of reckless disregard of the obligations and duties hereunder and (ii) the Transferor's violation of federal or state securities laws in connection with the sale of the Certificates.

          If the Transferor shall have made any indemnity payments to the Trust pursuant to this Section 7.4 and the Trust thereafter shall collect any of such amounts from others, the Trust shall repay such amounts to the Transferor, without interest. The provisions of this Section 7.4 shall run directly to and be enforceable by an injured party subject to the limitations hereof and shall survive the resignation or removal of the Trustee and/or the termination of the Trust.


                              [End of Article VII]

                                  ARTICLE VIII

                             OTHER MATTERS RELATING
                                TO THE SERVICER

          Section 8.1  Liability of the Servicer.  The servicer shall be liable
                       -------------------------
in accordance herewith only to the extent of the obligations specifically undertaken by the Servicer in such capacity herein.

          Section 8.2  Merger or Consolidation of the Servicer.  The Servicer
                       ---------------------------------------
shall not consolidate with or merge into any other corporation or convey or transfer its properties and assets substantially as an entirety to any Person, unless:

          (i) the corporation formed by such consolidation or into which the Servicer is merged or the Person which acquires by conveyance or transfer the properties and assets of the Servicer substantially as an entirety shall be, if the Servicer is not the surviving entity, (x) a corporation organized and existing under the laws of the United States of America or any State or the District of Columbia, or (y) organized and existing under the laws of the United States of America or any State or the District of Columbia, and shall be a national banking association, state banking corporation or other entity which is not subject to the bankruptcy laws of the United States of America and such corporation shall expressly assume, by an agreement supplemental hereto, executed and delivered to the Trustee in form satisfactory to the Trustee, the performance of every covenant and obligation of the Servicer hereunder (to the extent that any right, covenant or obligation of the Servicer, as applicable hereunder, is inapplicable to the successor entity, such successor entity shall be subject to such covenant or obligation, or benefit from such right, as would apply, to the extent practicable, to such successor entity);

          (ii) the Servicer shall have delivered to the Trustee an Officer's Certificate that such consolidation, merger, conveyance or transfer and such supplemental agreement comply with this Section 8.2 and that all conditions precedent herein provided for relating to such transaction have been complied with and an Opinion of Counsel that such supplemental agreement is a legal, valid and binding obligation of such surviving entity, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights and the rights of creditors of national banking associations or state banking corporations and by general principles of equity (whether considered in a suit at law or in equity); and

          (iii) the Servicer shall have delivered notice to the Rating Agency of such consolidation, merger, conveyance or transfer.

          Section 8.3  Limitation on Liability of the Servicer and Others.  The
                       --------------------------------------------------
directors, officers, employees or agents of the Servicer shall not be under any liability to the Trust, the Trustee, the Certificateholders or any other Person hereunder or pursuant to any document delivered hereunder, it being expressly understood that all such liability is expressly waived and released as a condition of, and as consideration for, the execution of this Agreement and the issuance of the Certificates; provided, however, that this provision shall not
                              --------  -------
protect the directors, officers, employees and agents of the Servicer against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. Except as provided in
Section 8.4 with respect to the Trust and the Trustee, its officers, directors, employees and agents, the Servicer shall not be under any liability to the Trust, the Trustee, its officers, directors, employees and agents, the Certificateholders or any other Person for any action taken or for refraining from the taking of any action in its capacity as Servicer pursuant to this Agreement; provided, however, that this provision shall not protect the Servicer
           --------  -------
against any liability which would otherwise be imposed by reason of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of its reckless disregard of its obligations and duties hereunder. The Servicer may rely in good faith on any document of any kind prima facie properly
                                                            ----- -----
executed and submitted by any Person respecting any matters arising hereunder. The Servicer shall not be under any obligation to appear in, prosecute or defend any legal action which is not incidental to its duties to service the Receivables in accordance with this Agreement which in its reasonable opinion may involve it in any expense or liability. The Servicer may, in its sole discretion, undertake any such legal action which it may deem necessary or desirable for the benefit of Certificateholders with respect to this Agreement and the rights and duties of the parties hereto and the interests of the Certificateholders hereunder.

          Section 8.4  Servicer Indemnification of the Trust and the Trustee.
                       -----------------------------------------------------
The Servicer shall indemnify and hold harmless the Trust and the Trustee, the Paying Agent and the Transfer Agent and Registrar, the Collateral Agent, and their officers, directors, employees and agents, from and against any loss, liability, expense, damage or injury suffered or sustained by reason of any acts or omissions or alleged acts or omissions of the Servicer with respect to activities of the Trust, the Trustee, the Paying Agent, the Collateral Agent and the Transfer Agent and Registrar pursuant to this Agreement, or by reason of the acceptance of this or the administration thereof by the Trustee, the issuance by the Trust of the Certificates, any Servicer Default, any termination of the rights and obligations of the Servicer including, but not limited to, any judgment, award, settlement, reasonable attorneys' fees and other costs or expenses incurred in connection with the defense of any actual or threatened action, proceeding or claim;

provided, however, that the Servicer shall not indemnify the Trustee or the
--------  -------
Certificateholders if such acts, omissions or alleged acts or omissions constitute or are caused by fraud, negligence, or willful misconduct by the Trustee; provided further, that the Servicer shall not indemnify the Trust, the
         -------- -------
Certificateholders for any liabilities, costs or expenses of the Trust with respect to any action taken by the Trustee at the request of the Certificateholders; provided further, that the Servicer shall not indemnify the
                    -------- -------
Trust or the Certificateholders as to any losses, claims or damages incurred by any of them in their capacities as investors, including without limitation losses incurred as a result of Defaulted Receivables; provided further, that the
                                                      -------- -------
Servicer shall not indemnify the Trust or the Certificateholders for any liabilities, costs or expenses of the Trust or the Certificateholders arising under any tax law, including without limitation, any federal, state, local or foreign income or franchise taxes or any other tax imposed on or measured by income (or any interest or penalties with respect thereto or arising from a failure to comply therewith) required to be paid by the Trust or the Certificateholders in connection herewith to any taxing authority. Any such indemnification shall not be payable from the assets of the Trust. The provisions of this indemnity shall run directly to and be enforceable by an injured party subject to the limitations hereof and shall survive the resignation or removal of the Servicer, the resignation or removal of the Trustee and/or the termination of the Trust.

          Section 8.5  The Servicer Not to Resign.  The Servicer shall not
                       --------------------------
resign from the obligations and duties hereby imposed on it except upon determination that (i) the performance of its duties hereunder is no longer permissible under applicable law and (ii) there is no reasonable action which the Servicer could take to make the performance of its duties hereunder permissible under applicable law. Any such determination permitting the resignation of the Servicer shall be evidenced as to clause (i) above by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a Successor Servicer shall have assumed the responsibilities and obligations of the Servicer in accordance with
Section 9.2 hereof. If the Trustee is unable within 120 days of the date of such determination to appoint a Successor Servicer, the Trustee or its designee (which may not be the outgoing Servicer) shall serve as Successor Servicer hereunder (but the Trustee shall have continued authority to appoint another Person as Successor Servicer).

          Section 8.6  Access to Certain Documentation and Information Regarding
                       ---------------------------------------------------------
the Receivables.  The Servicer shall provide to the Trustee access to the
---------------
documentation regarding the Receivables to review such documentation, such access being afforded without charge but only (i) upon reasonable request,

(ii) during normal business hours, (iii) subject to the Servicer's normal security and confidentiality procedures and (iv) at offices designated by the Servicer. Nothing in this Section 8.6 shall derogate from the obligation of the Transferor, the Trustee or the Servicer to observe any applicable law prohibiting disclosure of information regarding the obligors and the failure of the Servicer to provide access as provided in this Section 8.6 as a result of such obligations shall not constitute a breach of this Section 8.6.

          Section 8.7  Delegation of Duties.  It is understood and agreed by the
                       --------------------
parties hereto that the Servicer may delegate certain of its duties hereunder to Alltel Financial Systems, a Delaware corporation. In the ordinary course of business, the Servicer may at any time delegate any duties hereunder. Any such delegations shall not relieve the Servicer of its liability and responsibility with respect to such duties, and shall not constitute a resignation within the meaning of Section 8.5 hereof. If any such delegation is to a party other than Alltel Financial Systems, notification thereof shall be given to the Trustee and each Rating Agency that is rating any Class of Certificates at the time of such delegation.

          Section 8.8  Examination of Records.  The Servicer shall clearly and
                       ----------------------
unambiguously identify each Receivable in its computer or other records to reflect that such Receivable has been conveyed to the Trust pursuant to this Agreement for the benefit of the Certificateholders. The Servicer shall, prior to the sale or transfer to a third party of any receivable held in its custody, examine its computer and other records to determine that such receivable is not a Receivable.

                             [End of Article VIII]

                                   ARTICLE IX

                               SERVICER DEFAULTS

          Section 9.1  Servicer Defaults.  If any one of the following events (a
                       -----------------
"Servicer Default") shall occur and be continuing:

          (a) any failure by the Servicer to make any payment, transfer or deposit or to give instructions or notice to the Trustee pursuant to Article IV on or before the date such payment, transfer, deposit or such instruction or notice is required to be made or given, as the case may be, under the terms of this Agreement, which failure continues unremedied for a period of five Business Days; or

          (b) failure on the part of the Servicer duly to observe or perform in any material respect any other covenants or agreements of the Servicer set forth in this Agreement, which has a material adverse effect on the Certificateholders and which continues unremedied for a period of 60 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of Certificates evidencing not less than 50% of the Certificate Principal Balance and continues to materially adversely affect such Certificateholders for such period; or

          (c) any representation, warranty or certification made by the Servicer in this Agreement or in any certificate delivered pursuant to this Agreement shall prove to have been incorrect when made, which has a material adverse effect on the Certificateholders and which continues to be incorrect in any material respect for a period of 30 days after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Servicer by the Trustee, or to the Servicer and the Trustee by the Holders of the Certificates evidencing not less than 50% of the Certificate Principal Balance and continues to materially adversely affect such Certificateholders for such period; or

          (d) the Servicer shall consent to the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Servicer or of or relating to all or substantially all of its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator or receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Servicer, and such decree or order shall have remained in force undischarged or unstayed for a period of 60 days; or the Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make any assignment for the benefit of its creditors or voluntarily suspend payment of its obligations;

then, so long as such Servicer Default shall not have been remedied, either the Trustee, or the Holders of Certificates evidencing more than 50% of the Certificate Principal Balance by notice then given in writing to the Servicer (and to the Trustee if given by the Certificateholders) (a "Termination Notice"), may terminate all of the rights and obligations of the Servicer as Servicer under this Agreement. After receipt by the Servicer of such Termination Notice, and on the date that a Successor Servicer shall have been appointed by the Trustee pursuant to Section 9.2, all authority and power of the Servicer under this Agreement shall pass to and be vested in a Successor Servicer; and, without limitation, the Trustee is hereby authorized and empowered (upon the failure of the Servicer to cooperate) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights and obligations. The Servicer agrees to cooperate with the Trustee and such Successor Servicer in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder including, without limitation, the transfer to such Successor Servicer of all authority of the Servicer to service the Receivables provided for under this Agreement, including, without limitation, all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in the Collection Account or which shall thereafter be received with respect to the Receivables. The Servicer shall promptly transfer its electronic records or electronic copies thereof relating to the Receivables to the Successor Servicer in such electronic form as the Successor Servicer may reasonably request and shall promptly transfer to the Successor Servicer all other records, correspondence and documents necessary for the continued servicing of the Receivables in the manner and at such times as the Successor Servicer shall reasonably request. To the extent that compliance with this Section 9.1 shall require the Servicer to disclose to the Successor Servicer information of any kind which the Servicer reasonably deems to be confidential, the Successor Servicer shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interests.

          Notwithstanding the foregoing, a delay in or failure of performance referred to in subsection 9.1(a) for a period of 10 Business Days or under subsection 9.1(b) or (c) for a period of 60 Business Days in addition to any period provided in subsection 9.1(a), (b) or (c) shall not constitute a Servicer Default for such additional 10 or 60 Business Days if such delay or failure could not be prevented by the exercise of reasonable diligence by the Servicer and such delay or failure was caused by an act of God or the public enemy, acts of declared or undeclared war, public disorder, rebellion, riot or sabotage, epidemics, landslides, lightning, fire, hurricanes, tornadoes, earthquakes, nuclear disasters or meltdowns, floods, power outages, communications outages, computer failure or similar causes. The preceding sentence shall not relieve the Servicer from using its best efforts to perform its obligations in a timely manner in accordance with the terms of this Agreement and the Servicer shall provide the Trustee, the Transferor and the Holders of Certificates with an Officer's Certificate giving prompt notice of such failure or delay by it, together with a description of the cause of such failure or delay and its efforts so to perform its obligations.

          Section 9.2  Trustee to Act; Appointment of Successor.
                       ----------------------------------------

          (a) On and after the receipt by the Servicer of a Termination Notice pursuant to Section 9.1, the Servicer shall continue to perform all servicing functions under this Agreement until the date specified in the Termination Notice or otherwise specified by the Trustee in writing or, if no such date is specified in such Termination Notice, or otherwise specified by the Trustee, until a date mutually agreed upon by the Servicer and Trustee. The Trustee shall notify each Rating Agency of such removal of the Servicer. The Trustee shall, as promptly as possible after the giving of a Termination Notice appoint a successor servicer (the "Successor Servicer"), and such Successor Servicer shall accept its appointment by a written assumption in a form acceptable to the Trustee. The Trustee may obtain bids from any potential successor servicer. If the Trustee is unable to obtain any bids from any potential successor servicer and the Servicer delivers an Officer's Certificate to the effect that they cannot in good faith cure the Servicer Default which gave rise to a transfer of servicing, the Trustee without further action shall automatically be appointed the Successor Servicer (but shall have continued authority, to appoint another Person as Successor Servicer). Notwithstanding the above, the Trustee shall, if it is legally unable to act or if it is unwilling to act (provided that in the latter case it acts as Successor Servicer until another Person is appointed Successor Servicer), petition a court of competent jurisdiction to appoint any established financial institution having, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $50,000,000 or, in the case of an entity that is not subject to risk-based capital requirements, having a net worth of not less than $50,000,000 and whose regular business includes the servicing of consumer loans similar to the loans relating to the Receivables as the Successor Servicer hereunder.

          (b) Upon its appointment, the Successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to the Successor Servicer. The Trustee shall notify each Rating Agency of the appointment of such Successor Servicer.

          (c) In connection with such appointment and assumption, the Trustee shall be entitled to such compensation, or may make such arrangements for the compensation of the Successor Servicer out of Collections, as it and such Successor Servicer shall agree; provided, however, that no such compensation
                                --------  -------
shall be in excess of the Monthly Servicing Fee permitted to the Servicer pursuant to Section 3.6.

          (d) All authority and power granted to the Servicer under this Agreement shall automatically cease and terminate upon termination of the Trust pursuant to Section 11.1 and shall pass to and be vested in the Transferor and, without limitation, the Transferor is hereby authorized and empowered to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such transfer of servicing rights. The Servicer agrees to cooperate with the Transferor in effecting the termination of the responsibilities and rights of the Servicer to conduct servicing on the Receivables. The Servicer shall transfer its electronic records relating to the Receivables to the Transferor, or to such other Person as the Transferor may designate, in such electronic form as the Transferor may reasonably request and shall transfer all other records, correspondence and documents to the Transferor, or to such other Person as the Transferor may designate, in the manner and at such times as the Transferor shall reasonably request. To the extent that compliance with this Section 10.2 shall require the Servicer to disclose to the Transferor information of any kind which the Servicer deems to be confidential, the Transferors shall be required to enter into such customary licensing and confidentiality agreements as the Servicer shall deem necessary to protect its interests.

          Section 9.3  Notification to Certificateholders.  Within two Business
                       ----------------------------------
Days after the Servicer becomes aware of any Servicer Default, the Servicer shall give prompt written notice thereof to the Trustee and the Trustee shall give notice to the Certificateholders at their respective addresses appearing in the Certificate Register. Upon any termination or appointment of a Successor Servicer pursuant to this Article IX, the Trustee shall give prompt written notice thereof to Certificateholders at their respective addresses appearing in the Certificate Register.

          Section 9.4  Waiver of Past Defaults.  The Holders of Certificates
                       -----------------------
evidencing not less than 66 2/3% of the Certificate Principal Balance may, on behalf of all Certificateholders, waive any default by the Servicer or Transferor in the performance of its obligations hereunder and its consequences, except a default in the failure to make any required deposits or payments of interest or principal pursuant to Article IV which default does not result from the failure of the Paying Agent to perform its obligations to make any required deposits or payments of interest and principal in accordance with Article IV. Upon any such waiver of a past default, such default shall cease to exist, and any default arising there from shall be deemed to have been remedied for every purpose of this Agreement. No such waiver shall extend to any subsequent or other default or impair any right consequent thereon except to the extent expressly so waived.

                              [End of Article IX]

                                   ARTICLE X

                                  THE TRUSTEE

          Section 10.1  Duties of Trustee.
                        -----------------

          (a) The Trustee, prior to the occurrence of any Servicer Default and after the curing or waiving of all Servicer Defaults which may have occurred, undertakes to perform such duties and only such duties as are specifically set forth in this Agreement. If a Responsible Officer has received written notice that a Servicer Default has occurred (and such Servicer Default has not been cured or waived), the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in its exercise, as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs; provided, however, that if the Trustee
                                          --------  -------
shall assume the duties of the Servicer pursuant to Section 8.5 or 9.2, the Trustee in performing such duties shall use the degree of skill and attention customarily exercised by a servicer with respect to comparable receivables that it services for itself or others.

          (b) The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee which are specifically required to be furnished pursuant to any provision of this Agreement, shall examine them to determine whether they substantially conform to the requirements of this Agreement, but shall not be required to verify the accuracy of any information, calculations or conclusions stated therein.

          (c) Subject to subsection 10.1(a), no provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
--------  -------

          (i) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

          (ii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of the Holders of Certificates evidencing more than 50% of the Certificate Principal Balance relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee or exercising any trust or power conferred upon the Trustee under this Agreement; and

          (iii) the Trustee shall not be charged with knowledge of any failure by the Servicer referred to in clauses (a) and (b) of Section 9.1 or of any breach by the Servicer contemplated by clause (c) of Section 9.1 unless a Responsible Officer of the Trustee obtains actual knowledge of such failure or breach or the Trustee receives written notice of such failure or breach from the Servicer or any Holders of Certificates evidencing not less than 10% of the Certificate Principal Balance.

          (d) The Trustee shall not be required to expend or risk its own funds or otherwise incur financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if there is reasonable ground for believing that the repayment of such funds or indemnity reasonably satisfactory to it against such risk or liability is not reasonably assured to it, and none of the provisions contained in this Agreement shall in any event require the Trustee to perform, or be responsible for the manner of performance of, any of the obligations of the Servicer under this Agreement except during such time, if any, as the Trustee shall be the successor to, and be vested with the rights, duties, powers and privileges of, the Servicer in accordance with the terms of this Agreement.

          (e) Except for actions expressly authorized by this Agreement, the Trustee shall take no action reasonably likely to impair the interests of the Trust in any Receivable or to impair the value of any Receivable.

          (f) Except as provided in this subsection 10.1(f), the Trustee shall have no power to vary the corpus of the Trust including, without limitation, the power to (i) accept any substitute obligation for a Receivable initially assigned to the Trust under Section 2.2 hereof, (ii) add any other investment, obligation or security to the Trust or (iii) withdraw from the Trust any Receivables, except for a withdrawal permitted under Sections 2.6 and 3.5.

          (g) In the event that the Paying Agent or the Transfer Agent and Registrar shall fail to perform any obligation, duty or agreement in the manner or on the day required to be performed by the Paying Agent or the Transfer Agent and Registrar, as the case may be, under this Agreement, the Trustee shall be obligated promptly upon its knowledge thereof by a Responsible Officer of the Trustee to perform such obligation, duty or agreement in the manner so required.

          (h) If the Transferor has agreed to transfer any of its unsecured consumer loan receivables (other than the Receivables) to another Person, upon the written request of the Transferor, the Trustee will enter into such intercreditor agreements with the transferee of such receivables as are customary and necessary to identify separately the rights, if any, of the Trust and such other Person in the Transferor's unsecured consumer loan receivables;

provided, that the Trust shall not be required to enter into any intercreditor
--------
agreement which could adversely affect the interests of the

Certificateholders or the Trustee and, upon the request of the Trustee, the Transferor will deliver an Opinion of Counsel on any matters relating to such intercreditor agreement, reasonably requested by the Trustee (which Opinion of Counsel will contain, without limitation, an opinion that entering into such intercreditor agreement will not adversely affect the interests of the Certificateholders or the Trustee).

          Section 10.2  Certain Matters Affecting the Trustee.  Except as
                        -------------------------------------
otherwise provided in Section 10.1:

          (a) the Trustee may conclusively rely on and shall be protected in acting on, or in refraining from acting in accordance with the Servicer's Certificate, the annual Servicer's certificate, the monthly payment instructions and notification to the Trustee, the monthly Certificateholder's statement, any resolution, Officer's Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented to it pursuant to this Agreement by the proper party or parties;

          (b) the Trustee may consult with counsel, and any advice or Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such advice or Opinion of Counsel;

          (c) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Agreement, or to institute, conduct or defend any litigation hereunder or in relation hereto, at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity reasonably satisfactory to it against the costs, expenses and liabilities which may be incurred therein or thereby; nothing contained herein shall, however, relieve the Trustee of the obligations, upon the occurrence of any Servicer Default (which has not been cured or waived), to exercise such of the rights and powers vested in it by this Agreement, and to use the same degree of care and skill in its exercise as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

          (d) the Trustee shall not be personally liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

          (e) the Trustee shall not be bound to make any investigation into the facts or matters stated in the Servicer's Certificate, the annual Servicer's certificate, the monthly payment instructions and notification to the Trustee, the monthly

Certificateholders statement, any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing more than 50% of the Certificate Principal Balance;

          (f) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys or a custodian, and the Trustee shall not be responsible for any misconduct or negligence on the part of any such agent, attorney or custodian appointed with due care by it hereunder;

          (g) except as may be required by subsection 10.1(a), the Trustee shall not be required to make any initial or periodic examination of any documents or records related to the Receivables for the purpose of establishing the presence or absence of defects, the compliance by the Transferor with its representations and warranties or for any other purpose; and

          (h) whenever in the administration of this Agreement the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate.

          Section 10.3  Trustee Not Liable for Recitals in Certificates.  The
                        -----------------------------------------------
Trustee assumes no responsibility for the correctness of the recitals contained herein and in the Certificates (other than the certificate of authentication on the Certificates). Except as set forth in Section 10.15, the Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates (other than the certificate of authentication on the Certificates) or of any Receivable or related document. The Trustee shall not be accountable for the use or application by the Transferor of any of the Certificates or of the proceeds of such Certificates, or for the use or application of any funds paid to the Transferor in respect of the Receivables or deposited in or withdrawn from the Collection Account, the Class A Distribution Account, the Class B Distribution Account, the Class C Distribution Account or other accounts now or hereafter established to effectuate the transactions contemplated herein and in accordance with the terms hereof.

          Section 10.4  Trustee May Own Certificates.  The Trustee in its
                        ----------------------------
individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

          Section 10.5  The Servicer to Pay Trustee's Fees and Expenses.  The
                        -----------------------------------------------
Servicer covenants and agrees to pay to the Trustee from time to time, and the Trustee shall be entitled to receive, reasonable compensation (which shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust) for all services rendered by the Trustee in the execution of the Trust hereby created and in the exercise and performance of any of the powers and duties hereunder of the Trustee, and, subject to Section 8.4, the Servicer will pay or reimburse the Trustee (without reimbursement from the Collection Account, the Class A Distribution Account, the Class B Distribution Account, the Class C Distribution Account or otherwise) upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement (including the reasonable fees and expenses of its agents and counsel) except any such expense, disbursement or advance as may arise from its own negligence or bad faith and except as provided in the following sentence. If the Trustee is appointed Successor Servicer pursuant to Section 9.2, the provisions of this Section 10.5 shall not apply to expenses, disbursements and advances made or incurred by the Trustee in its capacity as Successor Servicer (which shall be covered out of the Monthly Servicing Fee).

          The obligations of the Servicer under this Section 10.5 shall also apply to the Paying Agent and the Transfer Agent and Registrar and shall survive the termination of the Trust and the resignation or removal of the Trustee.

          Section 10.6  Eligibility Requirements for Trustee.  The Trustee
                        ------------------------------------
hereunder shall at all times be a corporation organized and doing business under the laws of the United States of America or any state thereof authorized under such laws to exercise corporate trust powers, having a long-term unsecured debt rating of at least Baa3 by Moody's and BBB- by Standard & Poor's and Fitch (if then rated by Fitch) having, in the case of an entity that is subject to risk-based capital adequacy requirements, risk-based capital of at least $50,000,000 or, in the case of an entity that is not subject to risk-based capital adequacy requirements, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by federal or state authority. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purpose of this Section 10.6, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this
Section 10.6, the Trustee shall resign immediately in the manner and with the effect specified in Section 10.7.

          Section 10.7  Resignation or Removal of Trustee.
                        ---------------------------------

          (a) The Trustee may at any time resign and be discharged from the Trust hereby created by giving written notice thereof to the Servicer. Upon receiving such notice of resignation, the Servicer shall promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the resigning Trustee and one copy to the successor trustee. If no successor trustee shall have been so appointed and have accepted such appointment within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          (b) If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 10.6 hereof and shall fail to resign after written request therefor by the Transferor, or if at any time the Trustee shall be legally unable to act, or shall be adjudged a bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, then the Transferor may, but shall not be required to, remove the Trustee and promptly appoint a successor trustee by written instrument, in duplicate, one copy of which instrument shall be delivered to the Trustee so removed and one copy to the successor trustee.

          (c) Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 10.7 shall not become effective until acceptance of appointment by the successor trustee as provided in Section 10.8 hereof and any liability of the Trustee arising hereunder shall survive such appointment of a successor trustee.

          Section 10.8  Successor Trustee.
                        -----------------

          (a) Any successor trustee appointed as provided in Section 10.7 hereof shall execute, acknowledge and deliver to the Transferor and to its predecessor Trustee an instrument accepting such appointment hereunder, and thereupon the resignation or removal of the predecessor Trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as Trustee herein. The predecessor Trustee shall deliver to the successor trustee all documents and statements held by it hereunder, and the Transferor and the predecessor Trustee shall execute and deliver such instruments and do such other things as may reasonably be required for fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties and obligations.

          (b)  No successor trustee shall accept appointment as provided in this
Section 10.8 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 10.6 hereof.

          (c) Upon acceptance of appointment by a successor trustee as provided in this Section 10.8, such successor trustee shall mail notice of such succession hereunder to all Certificateholders at their addresses as shown in the Certificate Register and to each Rating Agency.

          Section 10.9  Merger or Consolidation of Trustee. Any Person into
                        ----------------------------------
which the Trustee may be merged or converted or with which it may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any Person succeeding to the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be eligible under the provisions of Section 10.6 hereof, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding. Upon completion of such merger or consolidation of the Trustee, the Trustee shall mail notice of such merger or consolidation to each Rating Agency.

          Section 10.10  Appointment of Co-Trustee or Separate Trustee.
                         ---------------------------------------------

          (a) Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust may at the time be located, the Trustee shall have the power and may execute and deliver all instruments to appoint one or more Persons to act as a co-trustee or co-trustees, or separate trustee or separate trustees, of all or any part of the Trust, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the trust, or any part thereof, and, subject to the other provisions of this Section 10.10, such powers, duties, obligations, rights and trusts as the Trustee may consider necessary or desirable. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 10.6 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under
Section 10.8 hereof. Upon the appointment of such co-trustee or separate trustee, the Trustee shall mail notice of such appointment to each Rating Agency.

          (b) Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

          (i) all rights, powers, duties and obligations conferred or imposed upon the Trustee shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any laws of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the Trust or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

          (ii) no trustee hereunder shall be personally liable by reason of any act or omission of any other trustee hereunder; and

          (iii) the Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee.

          (c) Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the then separate trustees and co-trustees, as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article X. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Servicer.

          (d) Any separate trustee or co-trustee may at any time constitute the Trustee as its agent or attorney-in-fact with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect to this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          Section 10.11  Tax Returns.  In the event the Trust shall be required
                         -----------
to file state tax returns or pursuant to an audit or administrative proceeding or change in applicable regulations to file federal tax returns, the Servicer, shall at its expense prepare or cause to be prepared any tax returns required to be filed by the Trust and, to the extent possible, shall remit such returns to the Trustee for signature at least five Business Days before such returns are due to be filed. The Trustee is hereby authorized to sign any such return on behalf of the Trust. The Servicer shall prepare or shall cause to be prepared all tax information required by law to be distributed to Certificateholders and shall deliver such information to the Trustee at least five Business Days prior the date it is required by law to be distributed to Certificateholders; upon receipt, the Trustee shall forward such information to the Certificateholders. The Trustee, upon request, will furnish the Servicer with all such information known to the Trustee as may be reasonably required in connection with the preparation of all tax returns of the Trust and shall, upon request, execute such return. In no event shall the Trustee or the Servicer be liable for any liabilities, costs or expenses of the Trust, the Certificateholders arising under any tax law, including without limitation federal, state, local or foreign income or excise taxes or any other tax imposed on or measured by income (or any interest or penalty with respect thereto or arising from a failure to comply therewith).

          Section 10.12  Trustee May Enforce Claims Without Possession of
                         ------------------------------------------------
Certificates.  All rights of action and claims under this Agreement or the
------------
Certificates may be prosecuted and enforced by the Trustee without the possession of any of the Certificates or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee. Any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Certificateholders in respect of which such judgment has been obtained.

          Section 10.13  Suits for Enforcement.  If a Servicer Default shall
                         ---------------------
occur and be continuing, the Trustee, in its discretion may, subject to the provisions of Section 9.1, proceed to protect and enforce its rights and the rights of the Certificateholders under this Agreement by a suit, action or proceeding in equity or at law or otherwise, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the execution of any power granted in this Agreement or for the enforcement of any other legal, equitable or other remedy as the Trustee, being advised by counsel, shall deem most effectual to protect and enforce any of the rights of the Trustee or of the Certificateholders.

          Section 10.14  Rights of Certificateholders to Direct Trustee.
                         ----------------------------------------------
Holders of Certificates evidencing more than 50% of the Certificate Principal Balance shall have the right to direct the time, method, and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee; provided, however, that, subject to Section
                                   --------  -------
10.1, the Trustee shall have the right to decline to follow any such direction if the Trustee being advised by counsel determines that the action so directed may not lawfully be taken, or if the Trustee in good faith shall, by a Responsible Officer or Responsible Officers of the Trustee, determine that the proceedings so directed would be illegal or involve it in personal liability or be unduly prejudicial to the rights of Certificateholders not parties to such direction; and provided further that nothing in this Agreement shall impair the
               -------- -------
right of the Trustee to take any action deemed proper by the Trustee and which is not inconsistent with such direction of such Holders of Certificates.

          Section 10.15  Representations and Warranties of Trustee.  The Trustee
                         -----------------------------------------
represents and warrants that:

          (i) the Trustee is a banking corporation organized, existing and authorized to engage in the business of banking under the laws of the State of Delaware;

          (ii) the Trustee has full power, authority and right to execute, deliver and perform this Agreement, and has taken all necessary action to authorize the execution, delivery and performance by it of this Agreement; and

          (iii) this Agreement has been duly executed and delivered by the Trustee.

          Section 10.16  Maintenance of Office or Agency.  The Trustee will
                         -------------------------------
maintain at its expense an office or offices, or agency or agencies, where notices and demands to or upon the Trustee in respect of the Certificates and this Agreement may be served. The Trustee initially appoints its Corporate Trust Office as its office for such purposes. The Trustee will give prompt written notice to the Servicer and to Certificateholders of any change in the location of the Certificate Register or any such office or agency.

          Section 10.17  Bankers Trust (Delaware), as Collateral Agent.
                         ---------------------------------------------
Notwithstanding anything in this Agreement to the contrary, references in this
Article X to the Trustee shall also refer to Bankers Trust (Delaware), in its
---------
capacity as Collateral Agent hereunder.

                               [End of Article X]

                                   ARTICLE XI

                                  TERMINATION

          Section 11.1  Termination of Trust.
                        --------------------

          The Trust and the respective obligations and responsibilities of the Transferor, the Servicer and the Trustee created hereby (other than the obligation of the Trustee to make payments to Certificateholders as hereafter set forth) shall terminate, except with respect to the duties described in
Section 8.4 and 10.5 upon the earliest of (i) the Distribution Date next succeeding the purchase by the Transferor at its option, pursuant to Section 11.2, of Receivables remaining in the Trust, (ii) the payment to Certificateholders of all amounts required to be paid to them pursuant to this Agreement or (iii) the Distribution Date next succeeding the month which is six months after the maturity or the liquidation of the last Receivable held in the Trust and the disposition of any amounts received upon liquidation of any property remaining in the Trust; provided, however, that in no event shall the
                                 --------  -------
Trust created by this Agreement continue beyond the expiration of 21 years from the date of this Agreement. The Servicer shall promptly (but in any event not later than the first day of the month of the specified Distribution Date) notify the Trustee, the Paying Agent, the Transfer Agent and Registrar and the Rating Agencies in writing of any prospective termination pursuant to this Section 11.1.

          Section 11.2  Optional Purchase of All Receivables.  As of the last
                        ------------------------------------
day of any Monthly Period on which the Pool Factor (expressed as a percentage) shall be equal to or less than the Optional Purchase Percentage, the Transferor shall have the option to purchase the corpus of the Trust. To exercise such option, the Transferor shall notify the Trustee, the Paying Agent, the Transfer Agent and Registrar, and each Rating Agency in writing, no later than the 20th day of such Monthly Period, and shall pay the aggregate Repurchase Amount for the Receivables (including Defaulted Receivables) as of such last day and shall succeed to all interests in, to and under the Trust property. The amount deposited pursuant to this Section 11.2 shall be paid to the Certificateholders pursuant to Sections 4.5 and 5.1 on the related Distribution Date following the date of such deposit. The Transferor shall not exercise its option under this
Section 11.2 unless (i) after such exercise, the Certificateholders shall receive all amounts of interest owing and principal outstanding, or (ii) each Certificateholder shall consent in writing to such exercise.

          Section 11.3  Final Payment with Respect to the Certificates.
                        ----------------------------------------------

          (a) Written notice of any termination, specifying the Distribution Date upon which the Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given (subject to at least two Business

Days' prior notice from the Servicer to the Trustee) by the Trustee to Certificateholders mailed not later than the fifth Business Day of the month of such final distribution specifying (i) the Distribution Date upon which final payment of such Certificates will be made upon presentation and surrender of such Certificates at the office or offices therein designated, (ii) the amount of any such final payment and (iii) that the Record Date otherwise applicable to such Distribution Date is not applicable, payments of principal and interest being made only upon presentation and surrender of the Certificates at the office or offices therein specified. The Servicer's notice to the Trustee in accordance with the preceding sentence shall be accompanied by an Officers' Certificate setting forth the information specified in Section 3.8 of this Agreement covering the period during the then current calendar year through the date of such notice and setting forth the date of such final distribution. The Trustee shall give such notice to the Transfer Agent and Registrar and the Paying Agent at the time such notice is given to such Certificateholders.

          (b) Notwithstanding the termination of the Trust pursuant to subsection 11.1(a) all funds then on deposit in the Collection Account, the Class A Distribution Account, the Class B Distribution Account or the Class C Distribution Account shall continue to be held in trust for the benefit of the Certificateholders and the Paying Agent or the Trustee shall pay such funds to the Certificateholders upon surrender of their Certificates. In the event that all of the Certificateholders shall not surrender their Certificates for cancellation within six months after the date specified in the above-mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders upon receipt of the appropriate records from the Transfer Agent and Registrar to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within one year after the second notice, all the Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds in the Collection Account or Distribution Account. The Trustee and the Paying Agent shall pay to the Transferor upon request any monies held by them for the payment of principal or interest which remains unclaimed for two years. After payment to the Transferor, Certificateholders entitled to the money must look to the Transferor for payment as general creditors unless an applicable abandoned property law designates another Person.

          (c) All Certificates surrendered for payment of the final distribution with respect to such Certificates and cancellation shall be canceled by the Transfer Agent and Registrar and be disposed of in a manner satisfactory to the Trustee and the Transferor.

                              [End of Article XI]

                                  ARTICLE XII

                            MISCELLANEOUS PROVISIONS

          Section 12.1  Amendment.
                        ---------

          (a) This Agreement may be amended in writing from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of Certificateholders, (i) to cure any ambiguity, to revise any exhibits or schedules to correct or supplement any provisions herein or thereon which may be inconsistent with any other provisions herein or thereon or (ii) to add any other provisions with respect to matters or questions raised under this Agreement which shall not be inconsistent with the provisions of this Agreement; provided, that such action shall not, as evidenced by an Officer's Certificate
--------
from the Transferor addressed and delivered to the Trustee, adversely affect in any material respect the interests of any Certificateholder; provided further,
                                                             -------- -------
that the Rating Agency Condition shall be satisfied with respect to such amendment; provided further, however, that the Trustee may, but shall not be
           -------- -------  -------
obligated to, enter into any such amendment which materially affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

          This Agreement, and any schedule or exhibit thereto, may be amended in writing from time to time by the Servicer, the Transferor and the Trustee, without the consent of any of Certificateholders, for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement, or of modifying in any manner the rights of the Holders of Certificates; provided, that the Servicer shall have provided an Officer's
              --------
Certificate to the Trustee to the effect that such amendment will not adversely affect in any material respect the interests of any Certificateholder; provided
                                                                       --------
further, that each Rating Agency shall have notified the Transferor, the
-------
Servicer and the Trustee in writing that such action will not result in a reduction or withdrawal of the rating of any outstanding Class to which it is a Rating Agency; provided further, that the Trustee may, but shall not be
               -------- -------
obligated to, enter into any such amendment which materially affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

          (b) This Agreement may also be amended in writing from time to time by the Servicer, the Transferor and the Trustee with the consent of the Holders of Certificates evidencing not less than 66 2/3% of the Certificate Principal Balance with respect of each outstanding Class adversely affected by such amendment for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or modifying in any manner the rights of Certificateholders; provided, however, that no such
                                         --------  -------
amendment shall (i) reduce in any manner the amount of, or delay the timing of, distributions which are required to be made on any Class of Certificates without the consent of each Certificateholder of such Class or (ii) reduce the aforesaid percentage required to consent to any such amendment, without the consent of each Certificateholder of all Classes adversely affected. An amendment to be effected pursuant to this paragraph shall be deemed not to adversely affect any outstanding Class with respect to which the Transferor shall deliver an Officer's Certificate addressed and delivered to the Trustee, that such action will not, in the Transferor's reasonable opinion, adversely affect in any material respect the interests the Certificateholders of such Class and the Rating Agency Condition with respect to such Amendment has been satisfied. The Trustee may, but shall not be obligated to, enter into any such amendment which affects the Trustee's rights, duties or immunities under this Agreement or otherwise.

          (c) Promptly after the execution of any such amendment (other than an amendment pursuant to paragraph (a)), the Trustee shall furnish notification of the substance of such amendment to each Certificateholder and ten Business Days prior to the proposed effective date for such amendment the Trustee shall furnish notification of the substance of such amendment to each Rating Agency.

          (d) It shall not be necessary for the consent of Certificateholders under this Section 12.1 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable requirements as the Trustee may prescribe.

          (e) Notwithstanding the foregoing provisions of this Section 12.1, the replacement of the Servicer or the Trustee pursuant to the terms hereof shall constitute an amendment for purposes of this Section 12.1.

          Section 12.2  Protection of Right Title and Interest to Trust.
                        -----------------------------------------------

          (a) The Servicer shall cause this Agreement, all amendments hereto and/or all financing statements and continuation statements and any other necessary documents covering the Certificateholders, the Trustee's and the Collateral Agent's right, title and interest to the Trust and the Spread Account to be promptly recorded, registered and filed, and at all times to be kept recorded, registered and filed, all in such manner and in such places as may be required by law fully to preserve and protect the right, title and interest of the Certificateholders, the Trustee or the Collateral Agent, as the case may be, hereunder to all property comprising the Trust. The Servicer shall deliver to the Trustee and the Collateral Agent, appropriate file-stamped copies of, or filing receipts for, any document recorded, registered or filed as provided above, as soon as available following such recording, registration or filing.

The Transferor shall cooperate fully with the Servicer in connection with the obligations set forth above and will execute any and all documents reasonably required to fulfill the intent of this subsection 12.2(a).

          (b) Within 30 days after the Transferor makes any change in its name, identity or corporate structure which would make any financing statement or continuation statement filed in accordance with paragraph (a) above seriously misleading within the meaning of Section 9-402(7) of the UCC as in effect in the State of Delaware, the Transferor shall give the Trustee and the Collateral Agent notice of any such change and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof.

          (c) Each of the Transferor and the Servicer will give the Trustee and the Collateral Agent prompt written notice of any relocation of any office from which it services Receivables or keeps records concerning the Receivables or of its principal executive office and whether, as a result of such relocation, the applicable provisions of the Relevant UCC would require the filing of any amendment of any previously filed financing or continuation statement or of any new financing statement and shall file such financing statements or amendments as may be necessary to continue the perfection of the Trust's security interest in the Receivables and the proceeds thereof. Each of the Transferor and the Servicer will at all times maintain each office from which it services Receivables and its chief executive office within the United States of America. As of the Closing Date, the chief executive offices of the Transferor and Servicer, respectively, are located at the applicable addresses specified in
Section 12.5.

          (d) the Servicer shall deliver to the Trustee and the Collateral Agent, as applicable:

          (i) upon the execution and delivery of this Agreement, an Opinion of Counsel either stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior Opinions of Counsel in which such details are given; and

          (ii) on or before March 31 of each year, commencing with March 31, 1998, an Opinion of Counsel, dated as of such date, either (A) stating that, in the opinion of such counsel, all financing statements and continuation statements have been executed and filed that are necessary fully to preserve and protect the interest of the Trustee in the Receivables, and reciting the details of such filings or referring to prior opinions of Counsel in which such details are given, or (B) stating that, in the opinion of such counsel, no such action shall be necessary to preserve and protect such interest prior to March 31 of the next succeeding calendar year.

          Section 12.3  Limitation on Rights of Certificateholders.
                        ------------------------------------------

          (a) The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the Trust, nor shall such death or incapacity entitle such Certificateholder's legal representatives or heirs to claim an accounting or to take any action or commence any proceeding in any court for a partition or winding up of the Trust, nor otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          (b) No Certificateholder shall have any right to vote (except as expressly provided in this Agreement) or in any manner otherwise control the operation and management of the Trust, or the obligations of the parties hereto, nor shall anything herein set forth, or contained in the terms of the Certificates, be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third person by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          (c) No Certificateholder shall have any right by virtue of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Certificateholder previously shall have made, and unless the Holders of Certificates evidencing more than 50% of the Certificate Principal Balance shall have made, written request upon the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity, shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Certificateholders shall have the right in any manner whoever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or Prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Certificateholder, or to enforce any right under this Agreement, except in the manner herein provided and for the equal, ratable and common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 12.3, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          Section 12.4  Governing Law. THIS AGREEMENT SHALL BE CONSTRUED IN
                        -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF DELAWARE WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          Section 12.5  Notices.  All demands, notices and communications
                        -------
hereunder shall be in writing and shall be deemed to have been duly given if personally delivered at, sent by facsimile to (followed by a hard copy), sent by courier at or mailed by registered mail, return receipt requested, to (a) in the case of the Transferor and the Servicer, First USA, Inc., 1601 Elm Street, Suite 4600, Dallas, Texas 75201, Attention: W. Todd Peterson with a copy to First USA, Inc., 1601 Elm Street, Suite 4700, Dallas, Texas 75201, Attention: Roger Hart, Senior Counsel, (b) in the case of the Collateral Agent, to Bankers Trust (Delaware), as Collateral Agent, 1001 Jefferson Street, Suite 550, Wilmington, Delaware 19801, with a copy to Bankers Trust Company, Four Albany Street, 10th Floor, New York, New York 10006, Attention: Structured Finance, Mail Stop 5101;
(c) in the case of the Trustee, to the Corporate Trust Office, with a copy to Bankers Trust Company, Four Albany Street, 10th Floor, New York, New York 10006,
Attention: Structured Finance, Mail Stop 5101; and (d) in the case of Fitch, to One State Street Plaza, New York, New York 10004, Attention: Asset Backed Group; or, as to each party, at such other address as shall be designated by such party in a written notice to each other party. Any notice required or permitted to be mailed to a Certificateholder shall be given by first class mail, postage prepaid, at the address of such Certificateholder as shown in the Certificate Register. Any notice so mailed within the time prescribed in this Agreement shall be conclusively presumed to have been duly given, whether or not the Certificateholder receives such notice.

          Section 12.6  Severability of Provisions.  If any one or more of the
                        --------------------------
covenants, agreements, provisions or terms of this Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or rights of the Certificateholders thereof.

          Section 12.7  Assignment.  Notwithstanding anything to the contrary
                        ----------
contained herein, except as provided in Section 8.2, this Agreement may not be assigned by the Servicer without the prior consent of Holders of Certificates evidencing not less than 66 2/3% of the Certificate Principal Balance.

          Section 12.8  Certificates Non-Assessable and Fully Paid.  It is the
                        ------------------------------------------
intention of the parties to this Agreement that the Certificateholders shall not be personally liable for obligations of the Trust, that the interests represented by the Certificates shall be non-assessable for any losses or expenses of the Trust or for any reason whatsoever, and that Certificates upon authentication thereof by the Trustee pursuant to Sections 2.2 and 6.2 are and shall be deemed fully paid.

          Section 12.9  Further Assurances.  The Transferor and the Servicer
                        ------------------
agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the Trustee more fully to effect the purposes of this Agreement, including, without limitation, the execution of any financing statements or continuation statements relating to the Receivables for filing under the provisions of the UCC of any applicable jurisdiction.

          Section 12.10  No Waiver; Cumulative Remedies.  No failure to exercise
                         ------------------------------
and no delay in exercising, on the part of the Trustee or the Certificateholders, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privileges the rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

          Section 12.11  Counterparts.  This Agreement may be executed in two or
                         ------------
more counterparts (and by different parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

          Section 12.12  Third-Party Beneficiaries.  This Agreement will inure
                         -------------------------
to the benefit of and be binding upon the parties hereto and the Certificateholders and their respective successors and permitted assigns. Except as otherwise provided in this Article XII and Section 7.4, no other Person will have any right or obligation hereunder.

          Section 12.13  Actions by Certificateholders.
                         -----------------------------

          (a) Wherever in this Agreement a provision is made that an action may be taken or a notice, demand or instruction given by Certificateholders, such action, notice or instruction may be taken or given by any Certificateholder, unless such provision requires a specific percentage of Certificateholders.

          (b) Any request, demand, authorization, direction, notice, consent, waiver or other act by a Certificateholder shall bind such Certificateholder and every subsequent holder of such Certificate issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done or omitted to be done by the Trustee or the Servicer in reliance thereon, whether or not notation of such action is made upon such Certificate.

          Section 12.14  No Petition.  Each of the Trustee, the Paying Agent,
                         -----------
the Transfer Agent and Registrar and, by accepting its Certificate, each Certificateholder, covenants and agrees that it will not at any time institute against the Trust, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or similar proceedings under any United States federal or state or similar law.

          Section 12.15  Merger and Integration.  Except as specifically stated
                         ----------------------
otherwise herein, this Agreement sets forth the entire understanding of the parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Agreement. This Agreement may not be modified, amended, waived or supplemented except as provided herein.

          Section 12.16  Heading.  The headings herein are for purposes of
                         -------
reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

                              [End of Article XII]

          IN WITNESS WHEREOF, the Transferor, the Servicer, the Collateral Agent and the Trustee have caused this Agreement to be duly executed by their respective officers as of the day and year first above written.


                                             FIRST USA FEDERAL SAVINGS BANK,
                                               Transferor and Servicer



                                             By: /s/ W. Todd Peterson
                                                ---------------------------
                                                Name:  W. Todd Peterson
                                                Title: Vice President


                                             BANKERS TRUST (DELAWARE),
                                               Trustee



                                             By: /s/ Lillian K. Peros
                                                ---------------------------
                                                Name:   Lillian K. Peros
                                                Title:  Assistant Treasurer


                                             BANKERS TRUST (DELAWARE),
                                               Collateral Agent



                                             By: /s/ Lillian K. Peros
                                                ---------------------------
                                                Name:   Lillian K. Peros
                                                Title:  Assistant Treasurer








              [Signature Page to Pooling and Servicing Agreement]

                                                                     EXHIBIT A-1
                                                                     -----------

                         [FORM OF CLASS A CERTIFICATE]

          EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST USA FEDERAL SAVINGS BANK (THE "BANK") THE TRUST AND THE TRUSTEE THAT, WITH RESPECT TO THE SOURCE OF FUNDS TO BE USED BY YOU TO PURCHASE THIS CLASS A CERTIFICATE (THE "SOURCE") EITHER: (i) THE SOURCE DOES NOT INCLUDE ANY ASSETS OF AN "EMPLOYEE BENEFIT PLAN" (WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO TITLE I OF ERISA OR AN INDIVIDUAL RETIREMENT ARRANGEMENT OR PLAN THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"); OR (ii) YOU ARE AN INSURANCE COMPANY AND EITHER (A) YOU ARE AUTHORIZED TO DO BUSINESS UNDER THE LAWS OF MORE THAN ONE STATE AND THE SOURCE IS YOUR "INSURANCE COMPANY GENERAL ACCOUNT" AS DESCRIBED IN PROHIBITED TRANSACTION EXEMPTION 95-60, AND THE AMOUNT OF THE RESERVES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF ANY PLAN (DETERMINED UNDER SECTION 807(d) OF THE CODE), TOGETHER WITH THE AMOUNT OF THE RESERVES FOR THE CONTRACTS HELD BY OR ON BEHALF OF OTHER PLANS (DETERMINED UNDER SECTION 807(d) OF THE CODE) MAINTAINED BY THE SAME EMPLOYER OR AFFILIATE THEREOF OR BY THE SAME EMPLOYEE ORGANIZATION, IN THE GENERAL ACCOUNT DO NOT EXCEED 10% OF THE TOTAL OF ALL LIABILITIES OF THE GENERAL ACCOUNT; (B) THE SOURCE IS A "GOVERNMENTAL PLAN" (WITHIN THE MEANING OF SECTION 3(32) OF ERISA); (C) THE SOURCE IS AN "INSURANCE COMPANY POOLED SEPARATE ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 90-1) AND THERE IS NO PLAN (TREATING AS A SINGLE PLAN ALL PLANS MAINTAINED BY THE SAME EMPLOYER OR EMPLOYEE ORGANIZATION) WHOSE ASSETS IN SUCH POOLED SEPARATE ACCOUNT EXCEED TEN PERCENT (10%) OF THE TOTAL ASSETS IN THAT ACCOUNT; (D) THE SOURCE IS AN "INVESTMENT FUND" (WITHIN THE MEANING OF PART V(b) OF PTCE 84-14) MANAGED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER" (WITHIN THE MEANING OF PART V(a) OF PTCE 84-14) AND THE PURCHASE IS EXEMPT UNDER PTCE 84-14; OR (E) THE SOURCE IS A SPECIFIC PLAN, YOU HAVE PROVIDED IN WRITING TO THE TRUSTEE COMPLETE AND ACCURATE INFORMATION AS TO THE IDENTITY OF THAT PLAN AND THE PURCHASE IS EXEMPT UNDER ANOTHER APPLICABLE EXEMPTION; OR (iii) YOU ARE AN ENTITY OTHER THAN AN INSURANCE COMPANY AND EITHER (A) THE SOURCE IS A "GOVERNMENTAL PLAN" (WITHIN THE MEANING OF SECTION 3(32) OF ERISA); (B) THE SOURCE IS A "COLLECTIVE INVESTMENT FUND MAINTAINED BY A BANK" (WITHIN THE MEANING OF PTCE 91-38) AND THERE IS NO PLAN (TREATING AS A SINGLE PLAN ALL PLANS MAINTAINED BY THE SAME EMPLOYER OR EMPLOYEE ORGANIZATION) WHOSE ASSETS IN SUCH BANK COLLECTIVE INVESTMENT FUND EXCEED TEN PERCENT (10%) OF THE TOTAL ASSETS IN THAT FUND; (C) THE SOURCE IS AN "INVESTMENT FUND" (WITHIN THE MEANING OF PART V(b) OF PTCE 84-14) MANAGED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER" (WITHIN THE MEANING OF PART V(a) OF PTCE 84-14) AND THE PURCHASE IS EXEMPT UNDER PTCE 84-14; (D) YOU ARE AN "IN-HOUSE ASSET MANAGER" OR "INHAM" (WITHIN THE MEANING OF
SECTION IV(a) of PTCE 96-23) AND THE PURCHASE IS EXEMPT UNDER PTCE 96-23; OR (E) THE SOURCE IS A SPECIFIC PLAN, YOU HAVE PROVIDED IN WRITING TO THE TRUSTEE COMPLETE


                                     A-1-1

AND ACCURATE INFORMATION AS TO THE IDENTITY OF THAT PLAN AND THE PURCHASE IS EXEMPT UNDER ANOTHER APPLICABLE EXEMPTION.

          THIS CLASS A CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CLASS A CERTIFICATE, AGREES THAT THIS CLASS A CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE BANK, OR (2) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(a) (1), (2), (3) OR
(7) UNDER THE SECURITIES ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE POOLING AND SERVICING AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE). EACH CLASS A CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CLASS A CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a) (1), (2), (3) OR (7) UNDER THE SECURITIES ACT). THIS CLASS A CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND THE CERTIFICATE PURCHASE AGREEMENT HAVE BEEN COMPLIED WITH.



No. A-___                                                        CUSIP 336913AC2

                 FIRST USA CONSUMER LOAN GRANTOR TRUST 1997-A,
                              CLASS A CERTIFICATE

          Evidencing an undivided interest in a trust, the corpus of which consists of certain unsecured consumer installment loan contracts originated by First USA Federal Savings Bank and other assets and interests constituting the trust under the Pooling and Servicing Agreement described below.

                 (Not an interest in or a recourse obligation of First USA Federal Savings Bank or any affiliate thereof.)

          This certifies that ______________________________ (the "Class A
Certificateholder") is the registered owner of a fractional undivided interest in the First USA Consumer Loan Grantor Trust 1997-A (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of March 7, 1997 (the "Agreement"; such term to include any amendment thereto) between First USA Federal Savings Bank, as Transferor (in such capacity, the "Transferor") and as Servicer (in such capacity, the "Servicer"), and Bankers Trust (Delaware), as Trustee (the "Trustee") and separately as collateral agent (the "Collateral Agent"). The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of unsecured consumer installment




                                     A-1-2
loan contracts originated by the Servicer (the "Receivables"), all monies due or to become due with respect thereto and all proceeds of such Receivables.

          Subject to the terms and conditions of the Agreement (including the availability of funds for distributions) and until the obligations created by the Agreement shall have terminated in accordance therewith, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing on April 15, 1997, to the Person in whose name this Class A Certificate is registered at the close of business on the preceding Record Date, such Class A Certificateholder's share of amounts on deposit in the Class A Distribution Account distributable to Class A Certificateholders on such Distribution Date.

          Distributions on this Class A Certificate will be made by the Trustee or by the Paying Agent on behalf of the Trustee by wire transfer to an account or accounts designated by the Holder of this Class A Certificate by written notice given to the Trustee not less than five Business Days prior to the related Distribution Date, without the presentation or surrender of this Class A Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution of principal and interest on this Class A Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class A Certificate at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to the Agreement.

          This Class A Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations, of the Trustee. A copy of the Agreement may be requested from the Trustee, at the expense of the requesting party, by writing to the Trustee at 1001 Jefferson Street, Suite 550, Wilmington, Delaware 19801. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Class A Certificate is one of a Class of Certificates entitled "First USA Consumer Loan Grantor Trust 1997-A, Class A Certificates" (the "Class A Certificates") that will be issued concurrently with a Class of Certificates entitled "First USA Consumer Loan Grantor Trust 1997-A, Class B Certificates," and a Class of Certificates entitled "First USA Consumer Loan Grantor Trust 1997-A, Class C Certificates". Each Class A Certificate represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, as amended from time to time, to which Agreement the Class A Certificateholder by virtue of the acceptance hereof assents and by which the Class A Certificateholder is bound. In the case of any conflict between terms specified in this Class A Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.



                                     A-1-3

          The Class A Certificates are issuable only as registered Certificates without coupons in denominations of $250,000 and integral multiples of $1,000 in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate principal amount, as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          In the event that the Holder of this Class A Certificate does not surrender this Class A Certificate for cancellation within six months after the date specified in the notice regarding the pendency of the final distribution, the Trustee shall give a second notice with respect thereto. If within one year after such second notice this Class A Certificate shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Holder hereof. As provided in the Agreement, the Trustee and the Paying Agent shall pay to the Transferor upon request any monies held by them for the payment of principal or interest which remains unclaimed for two years from the date of the final Distribution Date.

          The Transferor, the Servicer, the Paying Agent, the Trustee and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer, the Paying Agent, the Trustee and the Transfer Agent and Registrar, nor any agent of any of them or of any such agent, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          The obligations and responsibilities created by the Agreement and the Trust created thereby with respect to the Class A Certificateholders shall terminate upon the earlier to occur of (a) the payment to Class A Certificateholders of all amounts required to be paid to them pursuant to the Agreement and (b) the Trust Termination Date. The Servicer may, at its option, purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Class A Certificates; however, such right of purchase is exercisable only as of the Record Date immediately preceding any Distribution Date as of which the Pool Balance is equal to or less than 5% of the Initial Pool Balance.

          THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

          Unless the authentication hereon shall have been executed by an authorized officer of the Trustee or an authenticating agent acting on behalf of the Trustee, by manual signature, this Class A


                                     A-1-4

Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.


                                     A-1-5

          IN WITNESS WHEREOF, the Trustee, on behalf of the Trust, and not in its individual capacity, has caused this Class A Certificate to be duly executed.

                                    FIRST USA CONSUMER LOAN
                                      GRANTOR TRUST 1997-A

                                    By: BANKERS TRUST (DELAWARE),



                                     By:
                                        -------------------------
                                            Authorized Officer

              This is one of the Class A Certificates referred to
                       in the within-mentioned Agreement.


                                     BANKERS TRUST (DELAWARE),
                                      not in its individual
                                      capacity but solely
                                      as Trustee


                                     By:
                                        -------------------------
                                            Authorized Officer

                                                 or


                                     as Authenticating Agent
                                       for the Trustee

                                     By:
                                        -------------------------
                                            Authorized Officer

                                     A-1-6

                                                                     EXHIBIT A-2
                                                                     -----------

                         [FORM OF CLASS B CERTIFICATE]

               EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST USA FEDERAL SAVINGS BANK (THE "BANK") THE TRUST AND THE TRUSTEE THAT, WITH RESPECT TO THE SOURCE OF FUNDS TO BE USED BY YOU TO PURCHASE THIS CLASS B CERTIFICATE (THE "SOURCE") EITHER: (i) THE SOURCE DOES NOT INCLUDE ANY ASSETS OF AN "EMPLOYEE BENEFIT PLAN" (WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO TITLE I OF ERISA OR AN INDIVIDUAL RETIREMENT ARRANGEMENT OR PLAN THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"); OR (ii) YOU ARE AN INSURANCE COMPANY AND EITHER (A) YOU ARE AUTHORIZED TO DO BUSINESS UNDER THE LAWS OF MORE THAN ONE STATE AND THE SOURCE IS YOUR "INSURANCE COMPANY GENERAL ACCOUNT" AS DESCRIBED IN PROHIBITED TRANSACTION EXEMPTION 95-60, AND THE AMOUNT OF THE RESERVES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF ANY PLAN (DETERMINED UNDER SECTION 807(d) OF THE CODE), TOGETHER WITH THE AMOUNT OF THE RESERVES FOR THE CONTRACTS HELD BY OR ON BEHALF OF OTHER PLANS (DETERMINED UNDER SECTION 807(d) OF THE CODE) MAINTAINED BY THE SAME EMPLOYER OR AFFILIATE THEREOF OR BY THE SAME EMPLOYEE ORGANIZATION, IN THE GENERAL ACCOUNT DO NOT EXCEED 10% OF THE TOTAL OF ALL LIABILITIES OF THE GENERAL ACCOUNT; (B) THE SOURCE IS A "GOVERNMENTAL PLAN" (WITHIN THE MEANING OF SECTION 3(32) OF ERISA); (C) THE SOURCE IS AN "INSURANCE COMPANY POOLED SEPARATE ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 90-1) AND THERE IS NO PLAN (TREATING AS A SINGLE PLAN ALL PLANS MAINTAINED BY THE SAME EMPLOYER OR EMPLOYEE ORGANIZATION) WHOSE ASSETS IN SUCH POOLED SEPARATE ACCOUNT EXCEED TEN PERCENT (10%) OF THE TOTAL ASSETS IN THAT ACCOUNT; (D) THE SOURCE IS AN "INVESTMENT FUND" (WITHIN THE MEANING OF PART V(b) OF PTCE 84-14) MANAGED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER" (WITHIN THE MEANING OF PART V(a) OF PTCE 84-14) AND THE PURCHASE IS EXEMPT UNDER PTCE 84-14; OR (E) THE SOURCE IS A SPECIFIC PLAN, YOU HAVE PROVIDED IN WRITING TO THE TRUSTEE COMPLETE AND ACCURATE INFORMATION AS TO THE IDENTITY OF THAT PLAN AND THE PURCHASE IS EXEMPT UNDER ANOTHER APPLICABLE EXEMPTION; OR (iii) YOU ARE AN ENTITY OTHER THAN AN INSURANCE COMPANY AND EITHER (A) THE SOURCE IS A "GOVERNMENTAL PLAN" (WITHIN THE MEANING OF SECTION 3(32) OF ERISA); (B) THE SOURCE IS A "COLLECTIVE INVESTMENT FUND MAINTAINED BY A BANK" (WITHIN THE MEANING OF PTCE 91-38) AND THERE IS NO PLAN (TREATING AS A SINGLE PLAN ALL PLANS MAINTAINED BY THE SAME EMPLOYER OR EMPLOYEE ORGANIZATION) WHOSE ASSETS IN SUCH BANK COLLECTIVE INVESTMENT FUND EXCEED TEN PERCENT (10%) OF THE TOTAL ASSETS IN THAT FUND; (C) THE SOURCE IS AN "INVESTMENT FUND" (WITHIN THE MEANING OF PART V(b) OF



                                     A-2-1

     PTCE 84-14) MANAGED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER" (WITHIN THE MEANING OF PART V(a) OF PTCE 84-14) AND THE PURCHASE IS EXEMPT UNDER PTCE 84-14; (D) YOU ARE AN "IN-HOUSE ASSET MANAGER" OR "INHAM" (WITHIN THE MEANING OF SECTION IV(a) of PTCE 96-23) AND THE PURCHASE IS EXEMPT UNDER PTCE 96-23; OR (E) THE SOURCE IS A SPECIFIC PLAN, YOU HAVE PROVIDED IN WRITING TO THE TRUSTEE COMPLETE AND ACCURATE INFORMATION AS TO THE IDENTITY OF THAT PLAN AND THE PURCHASE IS EXEMPT UNDER ANOTHER APPLICABLE EXEMPTION.


               THIS CLASS B CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CLASS B CERTIFICATE, AGREES THAT THIS CLASS B CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE BANK, OR (2) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(a)
     (1), (2), (3) OR (7) UNDER THE SECURITIES ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE POOLING AND SERVICING AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE). EACH CLASS B CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CLASS B CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a) (1), (2),
     (3) OR (7) UNDER THE SECURITIES ACT). THIS CLASS B CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND THE CERTIFICATE PURCHASE AGREEMENT HAVE BEEN COMPLIED WITH.

     No. B-___                                               CUSIP 336913AD0

                 FIRST USA CONSUMER LOAN GRANTOR TRUST 1997-A,
                              CLASS B CERTIFICATE

               Evidencing an undivided interest in a trust, the corpus of which consists of certain unsecured consumer installment loan contracts originated by First USA Federal Savings Bank and other assets and interests constituting the trust under the Pooling and Servicing Agreement described below.

                    (Not an interest in or a recourse obligation of First USA Federal Savings Bank or any affiliate thereof.)


                                     A-2-2

               This certifies that ______________________________ (the "Class B
     Certificateholder") is the registered owner of a fractional undivided interest in the First USA Consumer Loan Grantor Trust 1997-A (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of March 7, 1997 (the "Agreement"; such term to include any amendment thereto) between First USA Federal Savings Bank, as Transferor (in such capacity, the "Transferor") and as Servicer (in such capacity, the "Servicer"), and Bankers Trust (Delaware), as Trustee (the "Trustee") and separately as collateral agent (the "Collateral Agent"). The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of unsecured consumer installment loan contracts originated by the Servicer (the "Receivables"), all monies due or to become due with respect thereto and all proceeds of such Receivables.

               Subject to the terms and conditions of the Agreement (including the availability of funds for distributions) and until the obligations created by the Agreement shall have terminated in accordance therewith, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing on April 15, 1997, to the Person in whose name this Class B Certificate is registered at the close of business on the preceding Record Date, such Class B Certificateholder's share of amounts on deposit in the Class B Distribution Account distributable to Class B Certificateholders on such Distribution Date.

               Distributions on this Class B Certificate will be made by the Trustee or by the Paying Agent on behalf of the Trustee by wire transfer to an account or accounts designated by the Holder of this Class B Certificate by written notice given to the Trustee not less than five Business Days prior to the related Distribution Date, without the presentation or surrender of this Class B Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution of principal and interest on this Class B Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class B Certificate at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to the Agreement.

               This Class B Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations, of the Trustee. A copy of the Agreement may be requested


                                     A-2-3
     from the Trustee, at the expense of the requesting party, by writing to the Trustee at 1001 Jefferson Street, Suite 550, Wilmington, Delaware 19801.
     To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Class B Certificate is one of a Class of Certificates entitled "First USA Consumer Loan Grantor Trust 1997-A, Class B Certificates" (the "Class B Certificates") that will be issued concurrently with a Class of Certificates entitled "First USA Consumer Loan Grantor Trust 1997-A, Class A Certificates," and a Class of Certificates entitled "First USA Consumer Loan Grantor Trust 1997-A, Class C Certificates". Each Class B Certificate represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, as amended from time to time, to which Agreement the Class B Certificateholder by virtue of the acceptance hereof assents and by which the Class B Certificateholder is bound. In the case of any conflict between terms specified in this Class B Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

               The Class B Certificates are issuable only as registered Certificates without coupons in denominations of $250,000 and integral multiples of $1,000 in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate principal amount, as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

               In the event that the Holder of this Class B Certificate does not surrender this Class B Certificate for cancellation within six months after the date specified in the notice regarding the pendency of the final distribution, the Trustee shall give a second notice with respect thereto. If within one year after such second notice this Class B Certificate shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Holder hereof. As provided in the Agreement, the Trustee and the Paying Agent shall pay to the Transferor upon request any monies held by them for the payment of principal or interest which remains unclaimed for two years from the date of the final Distribution Date.



                                     A-2-4

               The Transferor, the Servicer, the Paying Agent, the Trustee and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class B Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer, the Paying Agent, the Trustee and the Transfer Agent and Registrar, nor any agent of any of them or of any such agent, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

               The obligations and responsibilities created by the Agreement and the Trust created thereby with respect to the Class B Certificateholders shall terminate upon the earlier to occur of (a) the payment to Class B Certificateholders of all amounts required to be paid to them pursuant to the Agreement and (b) the Trust Termination Date. The Servicer may, at its option, purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Class B Certificates; however, such right of purchase is exercisable only as of the Record Date immediately preceding any Distribution Date as of which the Pool Balance is equal to or less than 5% of the Initial Pool Balance.

               THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

               Unless the authentication hereon shall have been executed by an authorized officer of the Trustee or an authenticating agent acting on behalf of the Trustee, by manual signature, this Class B Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.


                                     A-2-5

               IN WITNESS WHEREOF, the Trustee, on behalf of the Trust, and not in its individual capacity, has caused this Class B Certificate to be duly executed.

                                    FIRST USA CONSUMER LOAN
                                      GRANTOR TRUST 1997-A


                                    By: BANKERS TRUST (DELAWARE),


                                      By:
                                          --------------------------
                                               Authorized Officer

              This is one of the Class B Certificates referred to
                       in the within-mentioned Agreement.


                                    BANKERS TRUST (DELAWARE),
                                     not in its individual
                                     capacity but solely
                                     as Trustee


                                      By:
                                          --------------------------
                                               Authorized Officer

                                                 or


                                    as Authenticating Agent
                                      for the Trustee

                                      By:
                                          --------------------------
                                               Authorized Officer




                                     A-2-6

                                                                     EXHIBIT A-3
                                                                     -----------

                         [FORM OF CLASS C CERTIFICATE]

               EACH PURCHASER REPRESENTS AND WARRANTS FOR THE BENEFIT OF FIRST USA FEDERAL SAVINGS BANK (THE "BANK") THE TRUST AND THE TRUSTEE THAT, WITH RESPECT TO THE SOURCE OF FUNDS TO BE USED BY YOU TO PURCHASE THIS CLASS C CERTIFICATE (THE "SOURCE") EITHER: (i) THE SOURCE DOES NOT INCLUDE ANY ASSETS OF AN "EMPLOYEE BENEFIT PLAN" (WITHIN THE MEANING OF SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED ("ERISA")) THAT IS SUBJECT TO TITLE I OF ERISA OR AN INDIVIDUAL RETIREMENT ARRANGEMENT OR PLAN THAT IS SUBJECT TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE") (EACH, A "PLAN"); OR (ii) YOU ARE AN INSURANCE COMPANY AND EITHER (A) YOU ARE AUTHORIZED TO DO BUSINESS UNDER THE LAWS OF MORE THAN ONE STATE AND THE SOURCE IS YOUR "INSURANCE COMPANY GENERAL ACCOUNT" AS DESCRIBED IN PROHIBITED TRANSACTION EXEMPTION 95-60, AND THE AMOUNT OF THE RESERVES FOR THE CONTRACT(S) HELD BY OR ON BEHALF OF ANY PLAN (DETERMINED UNDER SECTION 807(d) OF THE CODE), TOGETHER WITH THE AMOUNT OF THE RESERVES FOR THE CONTRACTS HELD BY OR ON BEHALF OF OTHER PLANS (DETERMINED UNDER SECTION 807(d) OF THE CODE) MAINTAINED BY THE SAME EMPLOYER OR AFFILIATE THEREOF OR BY THE SAME EMPLOYEE ORGANIZATION, IN THE GENERAL ACCOUNT DO NOT EXCEED 10% OF THE TOTAL OF ALL LIABILITIES OF THE GENERAL ACCOUNT; (B) THE SOURCE IS A "GOVERNMENTAL PLAN" (WITHIN THE MEANING OF SECTION 3(32) OF ERISA); (C) THE SOURCE IS AN "INSURANCE COMPANY POOLED SEPARATE ACCOUNT" (WITHIN THE MEANING OF DEPARTMENT OF LABOR PROHIBITED TRANSACTION CLASS EXEMPTION ("PTCE") 90-1) AND THERE IS NO PLAN (TREATING AS A SINGLE PLAN ALL PLANS MAINTAINED BY THE SAME EMPLOYER OR EMPLOYEE ORGANIZATION) WHOSE ASSETS IN SUCH POOLED SEPARATE ACCOUNT EXCEED TEN PERCENT (10%) OF THE TOTAL ASSETS IN THAT ACCOUNT; (D) THE SOURCE IS AN "INVESTMENT FUND" (WITHIN THE MEANING OF PART V(b) OF PTCE 84-14) MANAGED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER" (WITHIN THE MEANING OF PART V(a) OF PTCE 84-14) AND THE PURCHASE IS EXEMPT UNDER PTCE 84-14; OR (E) THE SOURCE IS A SPECIFIC PLAN, YOU HAVE PROVIDED IN WRITING TO THE TRUSTEE COMPLETE AND ACCURATE INFORMATION AS TO THE IDENTITY OF THAT PLAN AND THE PURCHASE IS EXEMPT UNDER ANOTHER APPLICABLE EXEMPTION; OR (iii) YOU ARE AN ENTITY OTHER THAN AN INSURANCE COMPANY AND EITHER (A) THE SOURCE IS A "GOVERNMENTAL PLAN" (WITHIN THE MEANING OF SECTION 3(32) OF ERISA); (B) THE SOURCE IS A "COLLECTIVE INVESTMENT FUND MAINTAINED BY A BANK" (WITHIN THE MEANING OF PTCE 91-38) AND THERE IS NO PLAN (TREATING AS A SINGLE PLAN ALL PLANS MAINTAINED BY THE SAME EMPLOYER OR EMPLOYEE ORGANIZATION) WHOSE ASSETS IN SUCH BANK COLLECTIVE INVESTMENT FUND EXCEED TEN PERCENT (10%) OF THE TOTAL ASSETS IN THAT FUND; (C) THE SOURCE IS AN "INVESTMENT FUND" (WITHIN THE MEANING OF PART V(b) OF



                                     A-3-1

     PTCE 84-14) MANAGED BY A "QUALIFIED PROFESSIONAL ASSET MANAGER" (WITHIN THE MEANING OF PART V(a) OF PTCE 84-14) AND THE PURCHASE IS EXEMPT UNDER PTCE 84-14; (D) YOU ARE AN "IN-HOUSE ASSET MANAGER" OR "INHAM" (WITHIN THE MEANING OF SECTION IV(a) of PTCE 96-23) AND THE PURCHASE IS EXEMPT UNDER PTCE 96-23; OR (E) THE SOURCE IS A SPECIFIC PLAN, YOU HAVE PROVIDED IN WRITING TO THE TRUSTEE COMPLETE AND ACCURATE INFORMATION AS TO THE IDENTITY OF THAT PLAN AND THE PURCHASE IS EXEMPT UNDER ANOTHER APPLICABLE EXEMPTION.

               THIS CLASS C CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY STATE SECURITIES LAW. THE HOLDER HEREOF, BY PURCHASING THIS CLASS C CERTIFICATE, AGREES THAT THIS CLASS C CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS AND ONLY (1) TO THE BANK, OR (2) TO A LIMITED NUMBER OF INSTITUTIONAL "ACCREDITED INVESTORS" (AS DEFINED IN RULE 501(a)
     (1), (2), (3) OR (7) UNDER THE SECURITIES ACT) AND IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT (UPON DELIVERY OF THE DOCUMENTATION REQUIRED BY THE POOLING AND SERVICING AGREEMENT AND, IF THE TRUSTEE SO REQUIRES, AN OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE). EACH CLASS C CERTIFICATE OWNER BY ACCEPTING A BENEFICIAL INTEREST IN THIS CLASS C CERTIFICATE IS DEEMED TO REPRESENT THAT IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(a) (1), (2),
     (3) OR (7) UNDER THE SECURITIES ACT). THIS CLASS C CERTIFICATE WILL NOT BE ACCEPTED FOR REGISTRATION OF TRANSFER EXCEPT UPON PRESENTATION OF EVIDENCE SATISFACTORY TO THE TRANSFER AGENT AND REGISTRAR THAT THE RESTRICTIONS ON TRANSFER SET FORTH IN THE POOLING AND SERVICING AGREEMENT AND THE CERTIFICATE PURCHASE AGREEMENT HAVE BEEN COMPLIED WITH.



                                     A-3-2

     No. C-___                                                  CUSIP  336913AE8

                 FIRST USA CONSUMER LOAN GRANTOR TRUST 1997-A,
                              CLASS C CERTIFICATE

               Evidencing an undivided interest in a trust, the corpus of which consists of certain unsecured consumer installment loan contracts originated by First USA Federal Savings Bank and other assets and interests constituting the trust under the Pooling and Servicing Agreement described below.

                    (Not an interest in or a recourse obligation of First USA Federal Savings Bank, or any affiliate thereof.)

               This certifies that ______________________________ (the "Class C
     Certificateholder") is the registered owner of a fractional undivided interest in the First USA Consumer Loan Grantor Trust 1997-A (the "Trust") created pursuant to the Pooling and Servicing Agreement dated as of March 7, 1997 (the "Agreement"; such term to include any amendment thereto) between First USA Federal Savings Bank, as Transferor (in such capacity, the "Transferor") and as Servicer (in such capacity, the "Servicer"), and Bankers Trust (Delaware), as Trustee (the "Trustee") and separately as collateral agent (the "Collateral Agent"). The corpus of the Trust consists of all of the Transferor's right, title and interest in a portfolio of unsecured consumer installment loan contracts originated by the Servicer (the "Receivables"), all monies due or to become due with respect thereto and all proceeds of such Receivables.

               Subject to the terms and conditions of the Agreement (including the availability of funds for distributions) and until the obligations created by the Agreement shall have terminated in accordance therewith, there will be distributed on the 15th day of each month or, if such 15th day is not a Business Day, the next succeeding Business Day (the "Distribution Date"), commencing on April 15, 1997, to the Person in whose name this Class C Certificate is registered at the close of business on the preceding Record Date, such Class C Certificateholder's share of amounts on deposit in the Class C Distribution Account distributable to Class C Certificateholders on such Distribution Date.

               Distributions on this Class C Certificate will be made by the Trustee or by the Paying Agent on behalf of the Trustee by wire transfer to an account or accounts designated by the Holder of this Class C Certificate by written notice given to the Trustee not less than five Business Days prior to the related Distribution Date, without the presentation or surrender of this Class C

                                     A-3-3

     Certificate or the making of any notation hereon. Except as otherwise provided in the Agreement and notwithstanding the above, the final distribution of principal and interest on this Class C Certificate will be made after due notice by the Trustee of the pendency of such distribution and only upon presentation and surrender of this Class C Certificate at the office or offices specified in the notice of such final distribution delivered by the Trustee pursuant to the Agreement.

               This Class C Certificate does not purport to summarize the Agreement and reference is made to the Agreement for information with respect to the interests, rights, benefits, obligations, proceeds, and duties evidenced hereby and the rights, duties and obligations, of the Trustee. A copy of the Agreement may be requested from the Trustee, at the expense of the requesting party, by writing to the Trustee at 1001 Jefferson Street, Suite 550, Wilmington, Delaware 19801. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement. This Class C Certificate is one of a Class of Certificates entitled "First USA Consumer Loan Grantor Trust 1997-A, Class C Certificates" (the "Class C Certificates") that will be issued concurrently with a Class of Certificates entitled "First USA Consumer Loan Grantor Trust 1997-A, Class A Certificates," and a Class of Certificates entitled "First USA Consumer Loan Grantor Trust 1997-A, Class B Certificates". Each Class C Certificate represents a fractional undivided interest in the Trust, and is issued under and is subject to the terms, provisions and conditions of the Agreement, as amended from time to time, to which Agreement the Class C Certificateholder by virtue of the acceptance hereof assents and by which the Class C Certificateholder is bound. In the case of any conflict between terms specified in this Class C Certificate and terms specified in the Agreement, the terms of the Agreement shall govern.

               The Class C Certificates are issuable only as registered Certificates without coupons in denominations of $250,000 and integral multiples of $1,000 in excess thereof. As provided in the Agreement and subject to certain limitations therein set forth, Class C Certificates are exchangeable for new Class C Certificates evidencing like aggregate principal amount, as requested by the Class C Certificateholder surrendering such Class C Certificates. No service charge may be imposed for any such exchange but the Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

                                     A-3-4

               In the event that the Holder of this Class C Certificate does not surrender this Class C Certificate for cancellation within six months after the date specified in the notice regarding the pendency of the final distribution, the Trustee shall give a second notice with respect thereto. If within one year after such second notice this Class C Certificate shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the Holder hereof. As provided in the Agreement, the Trustee and the Paying Agent shall pay to the Transferor upon request any monies held by them for the payment of principal or interest which remains unclaimed for two years from the date of the final Distribution Date.

               The Transferor, the Servicer, the Paying Agent, the Trustee and the Transfer Agent and Registrar, and any agent of any of them, may treat the person in whose name this Class C Certificate is registered as the owner hereof for all purposes, and neither the Transferor, the Servicer, the Paying Agent, the Trustee and the Transfer Agent and Registrar, nor any agent of any of them or of any such agent, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

               The obligations and responsibilities created by the Agreement and the Trust created thereby with respect to the Class C Certificateholders shall terminate upon the earlier to occur of (a) the payment to Class C Certificateholders of all amounts required to be paid to them pursuant to the Agreement and (b) the Trust Termination Date. The Servicer may, at its option, purchase the corpus of the Trust at a price specified in the Agreement, and such purchase of the Receivables and other property of the Trust will effect early retirement of the Class C Certificates; however, such right of purchase is exercisable only as of the Record Date immediately preceding any Distribution Date as of which the Pool Balance is equal to or less than 5% of the Initial Pool Balance.

               THIS CLASS C CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE.

               Unless the authentication hereon shall have been executed by an authorized officer of the Trustee or an authenticating agent acting on behalf of the Trustee, by manual signature, this Class C Certificate shall not entitle the holder hereof to any benefit under the Agreement or be valid for any purpose.

                                     A-3-5

               IN WITNESS WHEREOF, the Trustee, on behalf of the Trust, and not in its individual capacity, has caused this Class C Certificate to be duly executed.

                                    FIRST USA CONSUMER LOAN
                                      GRANTOR TRUST 1997-A


                                    By: BANKERS TRUST (DELAWARE),


                                      By:
                                         ---------------------------
                                               Authorized Officer

              This is one of the Class C Certificates referred to
                       in the within-mentioned Agreement.


                                     BANKERS TRUST (DELAWARE),
                                      not in its individual
                                      capacity but solely
                                      as Trustee


                                       By:
                                          --------------------------
                                            Authorized Officer

                                                 or

                                       -----------------------------
                                       as Authenticating Agent
                                          for the Trustee

                                       By:
                                          --------------------------
                                            Authorized Officer

                                     A-3-6

                                                                       EXHIBIT C


                     FORM OF ANNUAL SERVICER'S CERTIFICATE

                         FIRST USA FEDERAL SAVINGS BANK

                 _____________________________________________

                  FIRST USA CONSUMER LOAN GRANTOR TRUST 1997-A

                _______________________________________________

          The undersigned, a duly authorized representative of First USA Federal Savings Bank (the "Bank"), as Servicer pursuant to the Pooling and Servicing Agreement dated as of March 7, 1997, (the Pooling and Servicing Agreement") by and among the Bank, as Transferor (the "Transferor") and as Servicer (the "Servicer") and Bankers Trust (Delaware) as Trustee (the "Trustee") and separately as Collateral Agent (the "Collateral Agent") does hereby certify that:

          1.    The Bank is Servicer under the Pooling and Servicing Agreement.

          2. The undersigned is duly authorized pursuant to the Pooling and Servicing Agreement to execute and deliver this Certificate to the Trustee.

          3. This Certificate is delivered pursuant to section 3.8. of the Pooling and Servicing Agreement.

          4. A review of the activities of the Servicer during (the period from the Closing Date until) the twelve month period ended) __________ ____, ____ was conducted under our supervision.

          5. Based on such review, the Servicer has to the best of our knowledge, fully performed all its obligations under the Pooling and Servicing Agreement throughout such period and no default in the performance of such obligations has occurred or is continuing except as set forth in paragraph 6 below.

          6. The following is a description of each default in the performance of the Servicer's obligations under the provisions of the Pooling and Servicing Agreement known to us to have been made during such period which sets forth in detail (i) the nature of each such default, (ii) the action taken by the Servicer, if any, to remedy each such default and (iii) the current status of each such default:

          IN WITNESS WHEREOF, the undersigned has duly executed this certificate this ____ day of __________, ____.


                                            --------------------------------
                                            Name:
                                            Title:    Vice President

                                                                     EXHIBIT D-1
                                                                     -----------



                             Trustee's Certificate
                                pursuant to the
                        Pooling and Servicing Agreement



      Pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 7, 1997, among First USA Federal Savings Bank, as Transferor (in such capacity, the "Transferor") and as Servicer (in such capacity, the "Servicer"), Bankers Trust (Delaware), as trustee (the "Trustee") and separately as collateral agent (the "Collateral Agent") creating the First USA Consumer Loan Grantor Trust 1997-A, the Trustee does hereby sell, transfer, assign, and otherwise convey to the Transferor, without recourse, representation, or warranty, all of the Trustee's right, title, and interest in and to all of the Receivables (as defined in the Pooling and Servicing Agreement) identified in the attached Servicer's Certificate as "Repurchased Receivables," which were repurchased by the Transferor pursuant to Section [either 2.6 or 11.2] of the Pooling and Servicing Agreement and all security and documents relating thereto.

          IN WITNESS WHEREOF I have hereunto set my hand this ____ day of ______, 19__.



                                    ------------------------------------------
                                              Authorized Signatory

                                     D-1-1

                                                                     EXHIBIT D-2
                                                                     -----------



                             Trustee's Certificate
                                pursuant to the
                        Pooling and Servicing Agreement



      Pursuant to the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), dated as of March 7, 1997, among First USA Federal Savings Bank, as Transferor (in such capacity, the "Transferor") and as Servicer (in such capacity, the "Servicer"), Bankers Trust (Delaware), as trustee (the "Trustee") and separately as collateral agent (the "Collateral Agent") creating the First USA Consumer Loan Grantor Trust 1997-A, the Trustee does hereby sell, transfer, assign, and otherwise convey to the Servicer, without recourse, representation, or warranty, all of the Trustee's right, title, and interest in and to all of the Receivables (as defined in the Pooling and Servicing Agreement) identified in the attached Servicer's Certificate as "Repurchased Receivables," which were repurchased by the Transferor pursuant to Section 3.5 of the Pooling and Servicing Agreement and all security and documents relating thereto.

          IN WITNESS WHEREOF I have hereunto set my hand this ____ day of ______, 19__.



                                      ------------------------------------
                                               Authorized Signatory

                                     D-2-1

                                                                       EXHIBIT E


                                         [DATE]


First USA Federal Savings Bank
Three Christina Centre
201 North Walnut Street
15th Floor
Wilmington, Delaware  19801

Bankers Trust (Delaware)
1001 Jefferson Street
Suite 550
Wilmington, Delaware  19801


Re:  First USA Consumer Loan Grantor Trust 1997-A Certificates,
     ---------------------------------------------------------
     Class [ ]
     ---------

Ladies and Gentlemen:

     In connection with our proposed purchase of $_________ in principal amount of First USA Consumer Loan Grantor Trust 1997-A Certificates, Class [ ] (the "Certificates"), we confirm that:

     1. We have received a copy of the Pooling and Servicing Agreement dated as of March 7, 1997 (the "Pooling and Servicing Agreement") among First USA Federal Savings Bank, as Transferor and Servicer, and Bankers Trust (Delaware), as Trustee and separately as Collateral Agent and such other information and documentation as we deem necessary in order to make our investment decision.

     2. We agree to be bound by the restrictions and conditions set forth in the Pooling and Servicing Agreement relating to the Certificates and agree to be bound by, and not reoffer, resell, pledge or otherwise transfer (any such act, a "Transfer") the Certificates except in compliance with, such restrictions and conditions including but not limited to those in Section 6.3 of the Pooling and Servicing Agreement.

     3. We understand that the Certificates have not been and will not be registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities law and agree that the Certificates may be reoffered, resold, pledged or otherwise transferred only in compliance with the Securities Act and other applicable laws and only (i) to the Transferor or (ii) to a limited number of institutional "accredited investors" (as defined in Rule 501(a)(1), (2), (3) or (7) under the Securities Act) and in a transaction exempt from the registration requirements of the Securities Act (upon delivery of the documentation required by the Pooling and Servicing Agreement and, if the Trustee so requires, an opinion of counsel satisfactory to the Trustee).

     4. We are an institutional "accredited investor" (as defined in Rule 501(a)(1), (2), (3), or (7) of Regulation D under the Securities Act) and have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of our investment in the Certificates, and we and any account for which we are acting are each able to bear the economic risk of our or its investment.

     5. We are acquiring each of the Certificates purchased by us for our own account or for a single account (each of which is an institutional "accredited investor") as to which we exercise sole investment discretion.

     6. With respect to the source of funds to be used by us to purchase the Certificates (the "Source") either:

          (i) the Source does not include any assets of an "employee benefit plan" (within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA")) that is subject to Title I of ERISA or an individual retirement arrangement or plan that is subject to
     Section 4975 of the Internal Revenue Code of 1986, as amended (the "Code") (each, a "Plan"); or

          (ii) you are an insurance company and either (A) you are authorized to do business under the laws of more than one state and the Source is your "insurance company general account" as described in Prohibited Transaction Exemption 95-60, and the amount of the reserves for the contract(s) held by or on behalf of any Plan (determined under Section 807(d) of the Code), together with the amount of the reserves for the contracts held by or on behalf of other Plans (determined under Section 807(d) of the Code) maintained by the same employer or affiliate thereof or by the same employee organization, in the general account do not exceed 10% of the total of all liabilities of the general account; (B) the Source is a "governmental plan" (within the meaning of Section 3(32) of ERISA); (C) the Source is an "insurance company pooled separate account" (within the meaning of Department of Labor Prohibited Transaction Class Exemption ("PTCE") 90-1) and there is no Plan (treating as a single Plan all Plans maintained by the same employer or employee organization) whose assets in such pooled separate account exceed ten percent (10%) of the total assets in that account; (D) the Source is an "investment fund" (within the meaning of Part V(b) of PTCE 84-14) managed by a "qualified professional asset manager" (within the meaning of Part V(a) of PTCE 84-14) and the purchase is exempt under PTCE 84-14; or (E) the Source is a specific Plan, you have provided in writing to the Trustee complete and accurate information as to the identity of that Plan and the purchase is exempt under another applicable exemption; or

          (iii)  you are an entity other than an insurance company and either
     (A) the Source is a "governmental plan" (within the meaning of Section 3(32) of ERISA); (B) the Source is a "collective investment fund maintained by a bank" (within the meaning of PTCE 91-38) and there is no Plan (treating as a single Plan all Plans maintained by the same employer or employee organization) whose assets in such bank collective investment fund exceed ten percent (10%) of the total assets in that fund; (C) the Source is an "investment fund" (within the meaning of Part V(b) of PTCE 84-14) managed by a "qualified professional asset manager" (within the meaning of Part V(a) of PTCE 84-14) and the purchase is exempt under PTCE 84-14; (D) you are an "in-house asset manager" or "INHAM" (within the meaning of Section IV(a) of PTCE 96-23) and the purchase is exempt under PTCE 96-23; or (E) the Source is a specific Plan, you have provided in writing to the Trustee complete and accurate information as to the identity of that Plan and the purchase is exempt under another applicable exemption.

     7. We understand that any purported Transfer of any Certificate in contravention of the restrictions and conditions in paragraphs 1 through 6 above shall be null and void and the purported transferee shall not be recognized by the Trust or any other person as a Certificateholder for any purpose.

     8. We further understand that, on any proposed resale, pledge or transfer of any Certificates we will be required to furnish to the Trustee and the Transfer Agent and Registrar, such certification and other information as the Trustee or the Registrar may reasonably require to confirm that the proposed sale complies with the foregoing restrictions and with the restrictions and conditions of the Certificates and the Pooling and Servicing Agreement pursuant to which the Certificates were issued and we agree that if we determine to Transfer any Certificate, we will cause our proposed transferee to provide the Transferor and the Trustee with a letter substantially in the form of this letter. We further understand that Certificates purchased by us will bear a legend to the foregoing effect.

     9. The person signing this letter on behalf of the ultimate beneficial purchaser of the Certificates has been fully authorized by such beneficial purchaser of the Certificates to do so.

     10. The Certificates purchased by us should be registered in the name and issued in the denominations set forth on Schedule 1 hereto. All payments on the Certificates held by us should be wired to us in accordance with the instructions set forth on Schedule 1 hereto unless we otherwise notify the Transferor, the Servicer and the Trustee in writing.

     You are entitled to rely upon this letter and are irrevocably authorized to produce this letter or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby.

                                    Very truly yours,

                                    [NAME OF TRANSFEREE]

                                    By:  ______________________
                                         Name:
                                         Title:

                                                                      Schedule 1
                                                                      ----------


                      Registration and Payment Instruction
                      ------------------------------------


Registration Instructions:
-------------------------

Full Legal Name of Purchaser:____________________________________
Number and Denomination of Certificates:_________________________



Payment Instructions:
--------------------

Name of Bank:_____________________________
Address of Bank:__________________________
Account Name:_____________________________
Account Number:___________________________
ABA Number:_______________________________
Reference:________________________________